                                                                   EXHIBIT 10.53

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                                CREDIT AGREEMENT

                         dated as of December 22, 1998,

                                  by and among

                            KNOLOGY HOLDINGS, INC.,

                                 as Guarantor,

                     certain Subsidiaries of the Guarantor

                    and any Additional Borrower Party hereto

                                 as Borrowers,

                        the Lenders referred to herein,

                                      and

                           FIRST UNION NATIONAL BANK,
                            as Administrative Agent



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

                               TABLE OF CONTENTS



ARTICLE I     DEFINITIONS.........................................................................................1
SECTION 1.1         Definitions...................................................................................1
SECTION 1.2         General......................................................................................17
SECTION 1.3         Other Definitions and Provisions.............................................................17

ARTICLE II    CREDIT FACILITY....................................................................................17
SECTION 2.1         Loans........................................................................................17
SECTION 2.2         Procedure for Advances of Loans..............................................................18
SECTION 2.3         Repayment of Loans...........................................................................19
SECTION 2.4         Notes........................................................................................19
SECTION 2.5         Permanent Reduction of the Aggregate Commitment..............................................19
SECTION 2.6         Termination of Credit Facility...............................................................20
SECTION 2.7         Increase in Commitments......................................................................21
SECTION 2.8         Use of Proceeds..............................................................................21
SECTION 2.9         Security.....................................................................................21

ARTICLE III   LETTER OF CREDIT FACILITY..........................................................................21
SECTION 3.1         L/C Commitment...............................................................................22
SECTION 3.2         Procedure for Issuance of Letters of Credit..................................................22
SECTION 3.3         Commissions and Other Charges................................................................22
SECTION 3.4         L/C Participations...........................................................................23
SECTION 3.5         Reimbursement Obligation of the Borrowers....................................................24
SECTION 3.6         Obligations Absolute.........................................................................24
SECTION 3.7         Effect of Application........................................................................25

ARTICLE IV    GENERAL LOAN PROVISIONS............................................................................25
SECTION 4.1         Interest.....................................................................................25
SECTION 4.2         Notice and Manner of Conversion or Continuation of Loans.....................................27
SECTION 4.3         Fees.........................................................................................28
SECTION 4.4         Manner of Payment............................................................................29
SECTION 4.5         Crediting of Payments and Proceeds...........................................................29
SECTION 4.6         Adjustments..................................................................................29
SECTION 4.7         Nature of Obligations of Lenders Regarding Extensions of Credit; Assumption
                    by the Administrative Agent..................................................................30
SECTION 4.8         Changed Circumstances........................................................................31
SECTION 4.9         Indemnity....................................................................................32
SECTION 4.10        Capital Requirements.........................................................................33
SECTION 4.11        Taxes........................................................................................33
SECTION 4.12        Change in Lending Office.....................................................................35

ARTICLE V     CLOSING; CONDITIONS OF CLOSING AND BORROWING.......................................................35
SECTION 5.1         Closing......................................................................................35
SECTION 5.2         Conditions to Closing and Initial Extensions of Credit.......................................35
SECTION 5.3         Conditions to Initial Loan...................................................................40
SECTION 5.4         Conditions to All Extensions of Credit.......................................................40

ARTICLE VI    REPRESENTATIONS AND WARRANTIES.....................................................................41
SECTION 6.1         Representations and Warranties...............................................................41

SECTION 6.2         Representations and Warranties of the Guarantor..............................................50
SECTION 6.3         Survival of Representations and Warranties, Etc..............................................50

ARTICLE VII   FINANCIAL INFORMATION AND NOTICES..................................................................50
SECTION 7.1         Financial Statements and Projections.........................................................51
SECTION 7.2         Officer's Compliance Certificate.............................................................51
SECTION 7.3         Accountants' Certificate.....................................................................52
SECTION 7.4         Other Reports................................................................................52
SECTION 7.5         Notice of Litigation and Other Matters.......................................................52
SECTION 7.6         Accuracy of Information......................................................................53

ARTICLE VIII  AFFIRMATIVE COVENANTS..............................................................................53
SECTION 8.1         Preservation of Corporate Existence and Related Matters......................................53
SECTION 8.2         Maintenance of Property......................................................................54
SECTION 8.3         Insurance....................................................................................54
SECTION 8.4         Accounting Methods and Financial Records.....................................................54
SECTION 8.5         Payment and Performance of Obligations.......................................................54
SECTION 8.6         Compliance With Laws and Approvals...........................................................54
SECTION 8.7         Environmental Laws...........................................................................54
SECTION 8.8         Compliance with ERISA........................................................................55
SECTION 8.9         Compliance With Agreements...................................................................55
SECTION 8.10        Conduct of Business..........................................................................55
SECTION 8.11        Visits and Inspections.......................................................................55
SECTION 8.12        Additional Subsidiaries; Additional Collateral; New Equity...................................55
SECTION 8.13        KNOLOGY of Georgia...........................................................................57
SECTION 8.14        Year 2000 Compatibility......................................................................57
SECTION 8.15        Further Assurances...........................................................................58

ARTICLE IX    FINANCIAL COVENANTS................................................................................58
SECTION 9.1         Maximum Consolidated Senior Funded Debt to Consolidated Adjusted Cash
                    Flow Ratio...................................................................................58
SECTION 9.2         Minimum Consolidated Adjusted Cash Flow to Cash Interest Expense Ratio.......................58
SECTION 9.3         Maximum Consolidated Senior Funded Debt to Contributed Capital Ratio.........................58
SECTION 9.4         Borrower Performance Tests...................................................................58

ARTICLE X     NEGATIVE COVENANTS.................................................................................59
SECTION 10.1        Limitations on Debt..........................................................................60
SECTION 10.2        Limitations on Guaranty Obligations..........................................................61
SECTION 10.3        Limitations on Liens.........................................................................61
SECTION 10.4        Limitations on Loans, Advances, Investments and Acquisitions.................................63
SECTION 10.5        Limitations on Mergers and Liquidation.......................................................65
SECTION 10.6        Limitations on Sale of Assets................................................................65
SECTION 10.7        Limitations on Dividends and Distributions...................................................66
SECTION 10.8        Limitations on Guarantor.....................................................................67
SECTION 10.9        Limitations on Exchange and Issuance of Capital Stock........................................68
SECTION 10.10       Transactions with Affiliates other than Loan Parties.........................................68
SECTION 10.11       Certain Accounting Changes...................................................................68
SECTION 10.12       Amendments; Payments and Prepayments of Subordinated Debt or Senior
                    Discount Notes...............................................................................68
SECTION 10.13       Restrictive Agreements.......................................................................69

ARTICLE XI    UNCONDITIONAL GUARANTY.............................................................................69
SECTION 11.1        Guaranty of Obligations......................................................................69
SECTION 11.2        Nature of Guaranty...........................................................................69
SECTION 11.3        Demand by the Administrative Agent...........................................................70
SECTION 11.4        Waivers......................................................................................70
SECTION 11.5        Modification of Loan Documents etc...........................................................71
SECTION 11.6        Reinstatement................................................................................71
SECTION 11.7        No Subrogation...............................................................................72

ARTICLE XII   DEFAULT AND REMEDIES...............................................................................72
SECTION 12.1        Events of Default............................................................................72
SECTION 12.2        Remedies.....................................................................................75
SECTION 12.3        Rights and Remedies Cumulative; Non-Waiver; etc..............................................76

ARTICLE XIII  THE ADMINISTRATIVE AGENT...........................................................................76
SECTION 13.1        Appointment..................................................................................76
SECTION 13.2        Delegation of Duties.........................................................................76
SECTION 13.3        Exculpatory Provisions.......................................................................77
SECTION 13.4        Reliance by the Administrative Agent.........................................................77
SECTION 13.5        Notice of Default............................................................................77
SECTION 13.6        Non-Reliance on the Administrative Agent and Other Lenders...................................78
SECTION 13.7        Indemnification..............................................................................78
SECTION 13.8        The Administrative Agent in Its Individual Capacity..........................................79
SECTION 13.9        Resignation of the Administrative Agent; Successor Administrative Agent......................79

ARTICLE XIV   MISCELLANEOUS......................................................................................79
SECTION 14.1        Notices......................................................................................79
SECTION 14.2        Expenses; Indemnity..........................................................................81
SECTION 14.3        Set-off......................................................................................81
SECTION 14.4        Governing Law................................................................................82
SECTION 14.5        Consent to Jurisdiction......................................................................82
SECTION 14.6        Binding Arbitration; Waiver of Jury Trial....................................................82
SECTION 14.7        Reversal of Payments.........................................................................83
SECTION 14.8        Injunctive Relief; Punitive Damages..........................................................83
SECTION 14.9        Accounting Matters...........................................................................84
SECTION 14.10       Successors and Assigns; Participations.......................................................84
SECTION 14.11       Amendments, Waivers and Consents.............................................................87
SECTION 14.12       Performance of Duties........................................................................88
SECTION 14.13       All Powers Coupled with Interest.............................................................88
SECTION 14.14       Survival of Indemnities......................................................................88
SECTION 14.15       Titles and Captions..........................................................................88
SECTION 14.16       Severability of Provisions...................................................................88
SECTION 14.17       Counterparts.................................................................................88
SECTION 14.18       Guarantor as Agent for Borrowers.............................................................88
SECTION 14.19       Term of Agreement............................................................................88
SECTION 14.20       Inconsistencies with Other Documents; Independent Effect of Covenants........................89

EXHIBITS


Exhibit A         -        Form of Note
Exhibit B         -        Form of Notice of Borrowing
Exhibit C         -        Form of Notice of Prepayment
Exhibit D         -        Form of Notice of Conversion/Continuation
Exhibit E         -        Form of Officer's Compliance Certificate
Exhibit F         -        Form of Assignment and Acceptance
Exhibit G         -        Form of Notice of Account Designation
Exhibit H         -        Form of Collateral Assignment
Exhibit I         -        Form of Pledge Agreement
Exhibit J         -        Form of Security Agreement
Exhibit K-1       -        Form of Commitment Increase Supplement
Exhibit K-2       -        Form of New Lender Supplement


SCHEDULES


Schedule 1.1(a)            -        Lenders and Commitments
Schedule 1.1(b)            -        Designated Borrowers
Schedule 2.5(b)            -        Affiliated Parties
Schedule 5.2(d)            -        Required Consents
Schedule 6.1(a)            -        Jurisdictions of Organization and
                                      Qualification
Schedule 6.1(b)            -        Subsidiaries and Capitalization
Schedule 6.1(e)            -        Compliance with Laws;
                                       Governmental Approvals
Schedule 6.1(h)            -        Environmental Reports
Schedule 6.1(i)            -        ERISA Plans
Schedule 6.1(l)            -        Material Contracts
Schedule 6.1(m)            -        Labor and Collective Bargaining Agreements
Schedule 6.1(r)            -        Real Property Matters
Schedule 6.1(t)            -        Debt and Guaranty Obligations; Subordinated Debt
Schedule 6.1(u)            -        Litigation
Schedule 6.1(w)(i)         -        Interactive Broadband Networks
Schedule 6.1(w)(ii)        -        CATV Franchises
Schedule 6.1(w)(iii)       -        Local Service Communications Licenses/PUC Authorizations
Schedule 6.1(w)(iv)        -        Long Distance Service Communications Licenses/PUC
                                      Authorizations
Schedule 6.1(w)(v)         -        Other Communications Licenses/PUC Authorizations
Schedule 6.1(w)(vi)        -        Network Agreements
Schedule 6.1(w)(x)         -        Notices of Rate Regulation
Schedule 10.3              -        Existing Liens
Schedule 10.4              -        Existing Loans, Advances and Investments

         CREDIT AGREEMENT, dated as of the 22nd day of December, 1998, by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor identified on the signature pages hereto (excluding KNOLOGY of Georgia, Inc.), as borrowers (collectively, the "Initial Borrowers") and any Additional Borrowers who may become party to this Agreement, collectively with the Initial Borrowers, the "Borrowers"), KNOLOGY of Georgia, Inc., the Lenders who are or may become a party to this Agreement, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.

                              STATEMENT OF PURPOSE

         The Borrowers have requested, and the Lenders have agreed, to extend certain credit facilities to the Borrowers on the terms and conditions of this Agreement. The Guarantor, as either direct or indirect owner of one hundred percent (100%) of each of the Borrowers, will benefit directly and indirectly from the extension of such credit facilities to the Borrowers. As a condition to making any extensions of credit hereunder, the Lenders have required, and the Guarantor has agreed, to execute this Agreement as Guarantor.

         The parties hereto acknowledge that although this Credit Agreement is entered into pursuant to a commitment letter dated as of October 16, 1998 (the "Commitment Letter") between the Guarantor, First Union and First Union Capital Markets, a division of Wheat First Securities, Inc., this is the Credit Agreement contemplated by the expired commitment letters dated as of September 29, 1997 between the same entities, which such letters expired prior to and were superseded and replaced by the Commitment Letter.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 DEFINITIONS. The following terms when used in this Agreement shall have the meanings assigned to them below:

         "Additional Borrower" means each Subsidiary of the Guarantor (as defined below) which hereafter becomes a Borrower pursuant to Section 8.12(a).

         "Affiliate" means, with respect to any Person, any other Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means (a) the power to vote five percent (5%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Administrative Agent" means First Union in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to
Section 13.9.

         "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 14.1.

         "Aggregate Commitment" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Aggregate Commitment shall be Fifty Million Dollars ($50,000,000).

         "Agreement" means this Credit Agreement, as amended, restated or otherwise modified from time to time.

         "Applicable Law" means all applicable provisions of constitutions, statutes, laws, rules, treaties, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

         "Applicable Margin" shall have the meaning assigned thereto in Section 4.1(c).

         "Application" means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.

         "Assignment and Acceptance" shall have the meaning assigned thereto in
Section 14.10(b)(iii).

         "Available Commitment" means, as to any Lender at any time, an amount equal to (a) such Lender's Commitment less (b) such Lender's Extensions of Credit.

         "Base Rate" means, at any time, the higher of (a) the Prime Rate or
(b) the Federal Funds Rate plus 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

         "Base Rate Loan" means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 4.1(a).

         "Benefited Lender" shall have the meaning assigned thereto in Section 4.6.

         "Borrowers" means the collective reference to the Initial Borrowers and any other party joining this Agreement pursuant to Section 8.12(a), each in its capacity as borrower hereunder; "Borrower" means any such Borrower.

         "Broadband Services" means all broadband communication services, including without limitation Broadband Carrier Services, cable television, telephone, other telecommunications and high-speed internet access service, provided by any Person to residential, business or other customers.

         "Broadband Carrier Services" means collectively the provision of certain wholesale telecommunication transport services over the broadband hybrid-fiber coax network ("Broadband Network"), primarily to Interexchange Carriers ("IXC"), Internet Service Providers ("ISP") and large multi-location commercial enterprises desiring high capacity connectivity within a Metropolitan Service Area ("MSA"). These services are termed (a) Internal Local Transport ("ILT") by which ISP's are connected from their point-of-presence ("POP") to end-users at wholesale transport revenue rates per customer, (as distinguished from the provision of high-speed Internet access at retail revenue rates using the Olobahn brand name), (b) Local Exchange Transport ("LET") by which IXC's are connected to end-users, Local Exchange Carriers ("LEC") or other IXC's via the Broadband Network and/or twisted pair cabling,
(c) Private Line Services by which carriers or commercial businesses operating in multiple locations within the MSA are interconnected via point-to-point facilities owned or leased by any Loan Party and (d) Special Access Services by which corporate locations or central offices are directly connected to an IXC point-of-presence.

         "Business Day" means (a) for all purposes other than as set forth in clause (b) below, any day, other than a Saturday, Sunday or legal holiday, on which banks in Charlotte, North Carolina are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

         "Cable Act" means the Cable Television Communications Policy Act of 1984, as amended by the Consumer Protection and Competition Act of 1992, and the Telecommunications Act of 1996, and as further amended or supplemented from time to time.

         "Capital Asset" means, with respect to the Loan Parties and their Subsidiaries, any asset that should, in accordance with GAAP, be classified and accounted for as a capital asset on a Consolidated balance sheet of the Loan Parties and their Subsidiaries.

         "Capital Expenditures" means, with respect to the Loan Parties and their Subsidiaries for any period, the aggregate cost of all Capital Assets acquired by any such Loan Party or such Subsidiary during such period, determined in accordance with GAAP.

         "Capital Lease" means, with respect to the Loan Parties and their Subsidiaries, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Loan Parties and their Subsidiaries.

         "Cash Interest Expense" means, with respect to the Loan Parties and their Subsidiaries, for any period of two (2) consecutive fiscal quarters, total interest expense paid in cash (including, without limitation, interest expense attributable to Capital Leases) determined on a Consolidated basis, without duplication, in accordance with GAAP, multiplied by two (2).

         "CATV Franchise" means, with respect to the Loan Parties and their Subsidiaries, (a) any franchise, license, permit, wire agreement or easement granted by any local Governmental

Authority, including any local franchising authority, pursuant to which any such Loan Party or such Subsidiary has the right or license to provide Broadband Services or to operate any cable distribution system for the purpose of receiving and distributing audio, video, digital, other broadcast signals or information or telecommunications by cable, optical, antenna, microwave or satellite transmission and (b) any law, regulation, ordinance, agreement or other instrument or document expressly setting forth all or any part of the terms of any franchise, license, permit, wire agreement or easement described in clause (a) of this definition (excluding any law, regulation, ordinance, agreement, instrument or document which relates to, but does not expressly set forth any terms of any such franchise, license, permit, wire agreement or easement).

         "Change in Control" shall have the meaning assigned thereto in Section 12.1(i).

         "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 5.2 shall be satisfied or waived in all respects in a manner reasonably acceptable to the Administrative Agent, in its sole discretion.

         "Code" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or supplemented from time to time.

         "Collateral" means any assets purported to be pledged by any Loan Party or Subsidiary thereof, whether pursuant to a Security Document or otherwise, to the Lenders or the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders in order to secure the Obligations or any portion thereof.

         "Collateral Assignments" means the collective reference to all collateral assignments of leases, easements and/or agreements executed by any Loan Party in favor of the Administrative Agent for the ratable benefit of itself and the Lenders in substantially the form of Exhibit H hereto, as amended, restated or otherwise modified; "Collateral Assignment" means any of such Collateral Assignments.

         "Commitment" means, as to any Lender, the obligation of such Lender to make Loans to the Borrowers hereunder and to issue or participate in Letters of Credit issued for the account of the Borrowers hereunder in an aggregate principal or face amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(a) hereto, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.

         "Commitment Percentage" means, as to any Lender at any time, the ratio of (a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment of all of the Lenders.

         "Communications Law" means the Communications Act of 1934, as amended, and all rules and regulations thereunder, or any successor statute or statutes thereto (including, without limitation, the Telecommunications Act of 1996) and all rules and regulations issued by the FCC thereunder, as amended or supplemented from time to time.

         "Communications License" means any local telecommunications, long distance telecommunications, or other license, permit, consent, certificate of compliance, franchise, approval, waiver or authorization granted or issued by the FCC or other applicable federal Governmental Authority pertaining to the provision of Broadband Services, including, without limitation, any of the foregoing authorizing or permitting the acquisition, construction or operation of any Interactive Broadband Network.

         "Connections" means the sum of (a) the aggregate number of Service Connections minus (b) the aggregate number of Exclusions.

         "Consolidated" means, when used with reference to financial statements or financial statement items of any Loan Party or any of their respective Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "Consolidated Adjusted Cash Flow" means, for any period of two (2) consecutive fiscal quarters, the sum of the following multiplied by two (2) and determined on a Consolidated basis, without duplication, for the Designated Borrowers, in accordance with GAAP: (a) net income for such period (including, if applicable, the sum of (x) net income of KNOLOGY of Georgia, Inc., to the extent actually received by a Designated Borrower in the form of a cash distribution during such period less (y) the amount of any distributions (excluding any host digital terminals) to KNOLOGY of Georgia, Inc. from any Loan Party during such period) plus (b) the sum of the following to the extent deducted in determining net income: (i) income and franchise taxes and real, personal, and intangible property taxes, (ii) interest expense, (iii) corporate overhead and (iv) amortization, depreciation and other non-cash charges less
(c) interest income and any extraordinary gains.

         "Consolidated Cash Flow" means, for any Loan Party, for any period of two (2) consecutive fiscal quarters, the sum of the following multiplied by two
(2) and determined on a Consolidated basis, without duplication, for such Loan Party and its Subsidiaries in accordance with GAAP: (a) net income for such period (including, if applicable, the sum of (x) net income of KNOLOGY of Georgia, Inc., to the extent actually received by such Loan Party (other than KNOLOGY of Georgia, Inc.) or its Subsidiaries in the form of a cash distribution during such period less (y) the amount of any distributions (excluding any host digital terminals) to KNOLOGY of Georgia, Inc. from any Loan Party during such period) plus (b) the sum of the following to the extent deducted in determining net income: (i) income and franchise taxes and real, personal, and intangible property taxes, (ii) interest expense, and (iii) amortization, depreciation and other non-cash charges less (c) interest income and any extraordinary gains.

         "Consolidated Senior Funded Debt" means the sum of (a) Consolidated Total Funded Debt less (b) the sum of (i) the outstanding aggregate accreted principal amount and accrued interest of the Senior Discount Notes plus (ii) the outstanding aggregate principal amount of any other Subordinated Debt.

         "Consolidated Total Funded Debt" means, with respect to the Loan Parties and their Subsidiaries at any date of determination and without duplication, all Debt of the Loan Parties and their Subsidiaries on a Consolidated basis.

         "Contributed Capital" means, with respect to the Loan Parties and their Subsidiaries at any date, the sum of the following determined on a Consolidated basis, without duplication: (a) the gross cash proceeds received by the Loan Parties and their Subsidiaries from any equity issuance plus (b) Consolidated Total Funded Debt.

         "Corporate Cash Management" means the periodic collection, concentration and transfer of funds consisting of excess cash flow of any Borrower to the Guarantor for the purpose of (a) temporarily investing such funds in a corporate cash management program reasonably acceptable to the Administrative Agent in the ordinary course of business or (b) investments permitted pursuant to Section 10.4(b)(i).

         "Credit Facility" means the collective reference to the Revolving Credit Facility and the L/C Facility.

         "Debt" means, with respect to the Loan Parties and their Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to obligations evidenced by bonds including any accrued interest arising as a result of interest deferrals, debentures, notes or other similar instruments of any such Loan Party or Subsidiary, (b) all obligations to pay the deferred purchase price of property or services of any such Loan Party or Subsidiary, including, but not limited to, all obligations under non-competition agreements, except trade payables arising in the ordinary course of business not more than ninety (90) days past due (excluding such trade payables which are being contested in good faith and for which adequate reserves are maintained to the extent required by GAAP), (c) all obligations of any such Loan Party or Subsidiary as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of any such Loan Party or Subsidiary, (e) all Guaranty Obligations of any such Loan Party or Subsidiary, (f) all obligations, contingent or otherwise, of any such Loan Party or Subsidiary relative to the face amount of letters of credit, whether or not drawn, including without limitation any Reimbursement Obligation, and banker's acceptances issued for the account of any such Loan Party or Subsidiary, (g) all obligations to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of such Loan Party or Subsidiary and (h) all termination payments due and payable by such Loan Party or Subsidiary pursuant to any Hedging Agreement.

         "Default" means any of the events specified in Section 12.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

         "Designated Borrowers" means those Borrowers designated in writing by the Guarantor for inclusion in the calculation of Consolidated Adjusted Cash Flow, prior to any measuring date thereof; provided, that each such Borrower must have a minimum Consolidated Cash Flow of at least one Dollar ($1.00) and once so designated, each such Borrower shall remain a Designated Borrower. As of the Closing Date, the Designated Borrowers are set forth on Schedule 1.1(b).

         "Dollars" or "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

         "Eligible Assignee" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $1,000,000,000, (c) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (d) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, or (e) any other Person that has been approved in writing as an Eligible Assignee by the Borrowers and the Administrative Agent.

         "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of any Loan Party or any of their respective Subsidiaries or any ERISA Affiliate or
(b) has at any time within the preceding six years been maintained for the employees of any Loan Party or any of their respective Subsidiaries or any current or former ERISA Affiliate.

         "Environmental Laws" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

         "Equivalent Basic Unit Connections" means, with respect to any market served by the Loan Parties, the amount equal to the quotient of (a) the gross revenue received by any Loan Party from the provision of cable service on a wholesale or bulk basis to multiple dwelling units in such market divided by
(b) the basic monthly price charged by such Loan Party to the individual consumers of such services on a non-bulk basis in such market. For example, if the gross revenue received by the Loan Parties from a 1,000 room hotel was $10,000 per month and basic monthly price charged to individual consumers on a non-bulk basis was $20 per month, the Equivalent Basic Units Connections attributable to the 1,000 room hotel would be 500.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

         "ERISA Affiliate" means any Person who together with any Loan Party or any Subsidiary of a Loan Party is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

         "Eurodollar Reserve Percentage" means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

         "Event of Default" means any of the events specified in Section 12.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

         "Exclusions" means the sum of all Service Connections for (a) Broadband Carrier Services plus (b) premium video and digital video services plus (c) second residential telephone lines which are not billed at full rates, in residences where a Loan Party provides at least one other residential telephone line which is billed at full rates.

         "Existing Stockholders" means ITC Holding Company, Inc., a Delaware corporation, Campbell B. Lanier, III, J. Smith Lanier and SCANA Corporation and their Affiliates, and in the case of the foregoing individuals, his spouse and any one or more of his lineal descendants and their spouses; provided, that any such person shall only be deemed to be an "Existing Stockholder" to the extent such Person's capital stock of the Guarantor was received, directly or indirectly, from Campbell B. Lanier, III, J. Smith Lanier or one or more of such spouses or lineal descendents.

         "Extensions of Credit" means, as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Loans made by such Lender then outstanding and (b) such Lender's Commitment Percentage of the L/C Obligations then outstanding.

         "FCC" means the Federal Communications Commission or any successor Governmental Authority.

         "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

         "Federal Funds Rate" means the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" shall mean a daily rate which is determined, in the reasonable opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediate preceding Business Day.

         "First Union" means First Union National Bank, a national banking association, and its successors.

         "Fiscal Year" means the fiscal year of the Loan Parties and their Subsidiaries, ending on December 31.

         "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Loan Parties and their Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Loan Parties and their Subsidiaries.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guarantor" means KNOLOGY Holdings, Inc., in its capacity as guarantor hereunder.

         "Guaranty" means the unconditional guaranty agreement of the Guarantor set forth in Article XI.

         "Guaranty Obligation" means, with respect to the Loan Parties and their Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Loan Party or Subsidiary pursuant to which such Loan Party or Subsidiary has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Loan Party or Subsidiary (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Materials" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which pose a health or safety hazard to persons or neighboring properties, (f) which are materials consisting of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (g) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

         "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Loan Party or any Subsidiary of a Loan Party, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified.

         "Indenture" shall mean the Indenture dated as of October 22, 1997 between the Guarantor and United States Trust Company of New York, as trustee, pursuant to which the Guarantor issued the Senior Discount Notes, as the same may be restated, extended, renewed, amended or otherwise modified and in effect from time to time.

         "Initial Funding Date" means the date upon which each condition described in Section 5.3 shall be satisfied or would in all respects in a manner reasonably acceptable to the Administrative Agent and the Lenders, each in their sole discretion.

         "Interactive Broadband Network" means any two-way, interactive, high-capacity hybrid fiber-coaxial networks (including networks being constructed or to be converted or upgraded to meet such criteria) owned or leased or operated by any Loan Party or any Subsidiary of a Loan Party pursuant to an agreement with any Person and which provides Broadband Services.

         "Intercompany Debt" means Debt owed by any Loan Party or any Subsidiary of any Loan Party to another Loan Party.

         "Interest Period" shall have the meaning assigned thereto in Section 4.1(b).

         "Issuing Lender" means First Union, in its capacity as issuer of any Letter of Credit, or any successor thereto.

         "L/C Commitment" means the lesser of (a) Ten Million Dollars ($10,000,000) and (b) the Aggregate Commitment.

         "L/C Facility" means the letter of credit facility established pursuant to Article III hereof.

         "L/C Obligations" means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

         "L/C Participants" means the collective reference to all the Lenders other than the Issuing Lender.

         "Lender" means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 14.10(b).

         "Lending Office" means, with respect to any Lender, the office of such Lender maintaining such Lender's Commitment Percentage of the Loans.

         "Letters of Credit" shall have the meaning assigned thereto in Section 3.1.

         "Leverage Ratio" means, at any fiscal quarter end, the ratio of (a) Consolidated Total Funded Debt to (b) Consolidated Cash Flow.

         "LIBOR" means the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to the applicable Interest Period which appears on the Telerate Page 3750 at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period. If, for any reason, such rate does not appear on Telerate Page 3750, then "LIBOR" shall be determined by the Administrative Agent to be the arithmetic average (rounded upward, if necessary, to the nearest one-sixteenth of one percent (1/16%)) of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

         "LIBOR Rate" means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

         LIBOR Rate =                   LIBOR
                          ----------------------------------
                          1.00-Eurodollar Reserve Percentage

         "LIBOR Rate Loan" means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 4.1(a).

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "Loan Documents" means, collectively, this Agreement, the Notes, the Applications, any Hedging Agreement executed by any Lender and each other document, instrument and agreement executed and delivered by any Loan Party, any Subsidiary of a Loan Party in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated or otherwise modified.

         "Loan Parties" means the collective reference to the Guarantor, the Borrowers and each Subsidiary thereof which becomes a party hereto pursuant to
Section 8.12(a) and KNOLOGY of Georgia, Inc.

         "Loans" means any revolving loan made to the Borrower pursuant to
Section 2.1, and all such revolving loans collectively as the context requires.

         "Majority Lenders" means, at any date, any combination of holders of at least fifty-one percent (51%) of the aggregate unpaid principal amount of the Notes, or if no amounts are outstanding under the Notes, any combination of Lenders whose Commitment Percentages aggregate at least fifty-one percent (51%).

         "Material Adverse Effect" means, with respect to the Loan Parties and their Subsidiaries, a material adverse effect on the properties, business, prospects, operations or condition (financial or otherwise) of the Loan Parties and their Subsidiaries, taken as a whole, or the ability of the Loan Parties and their Subsidiaries, taken as a whole to perform their obligations under the Loan Documents or Material Contracts.

         "Material Contract" means (a) any contract or other agreement, written or oral, of any Loan Party or any Subsidiary of a Loan Party involving monetary liability of or to any such Person in an amount in excess of $1,000,000 per annum or (b) any other contract or agreement, written or oral, of any Loan Party or any Subsidiary of a Loan Party, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

         "Mortgages" means the mortgages, deeds of trust, deeds to secure debt or other similar instrument executed by any Borrower with regard to the real property owned thereby, in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, in substance and form reasonably acceptable to the Administrative Agent as amended, restated or otherwise modified.

         "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which any Loan Party, any Subsidiary of a Loan Party or any ERISA Affiliate is making, or is accruing an obligation to make, contributions within the preceding six years.

         "Net Cash Proceeds" means, as applicable, (a) with respect to any sale of assets, the gross cash proceeds received by any Loan Party or any Subsidiary of a Loan Party from such sale less the sum of (i) all legal, title, recording, transfer and income tax expenses, commissions and similar fees and expenses incurred, and all other federal, state, local and foreign taxes assessed in connection therewith and (ii) the aggregate outstanding principal amount of, premium, if any, and interest on any Debt secured by a Lien on the asset (or a portion thereof) sold, which Debt is required to be repaid in connection with such sale of assets, (b) with respect to any offering of debt or equity securities, the gross cash proceeds received by any Loan Party or any Subsidiary of a Loan Party therefrom less all legal, underwriting and similar fees and expenses incurred in connection therewith and (c) with respect to any payment under an insurance policy, the amount of cash proceeds received by any Loan Party or any Subsidiary of a Loan Party from the related insurance company less reasonable expenses of obtaining such proceeds.

         "Network Agreement" means any document or agreement entered into by any Loan Party or any Subsidiary of a Loan Party regarding the use, operation or maintenance of, or otherwise concerning, any Interactive Broadband Network.

         "Notes" means the collective reference to the Notes made by the Borrower payable to the order of each Lender, substantially in the form of Exhibit A hereto, evidencing the Revolving Credit Facility, and any amendments and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part; "Note" means any of such Notes.

         "Notice of Account Designation" shall have the meaning assigned thereto in Section 2.2(b).

         "Notice of Borrowing" shall have the meaning assigned thereto in
Section 2.2(a).

         "Notice of Conversion/Continuation" shall have the meaning assigned thereto in Section 4.2.

         "Notice of Prepayment" shall have the meaning assigned thereto in
Section 2.3(c).

         "Obligations" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) all payment and other obligations owing by any Loan Party or any Subsidiary of a Loan Party to any Lender or the Administrative Agent under any Hedging Agreement to which a Lender is a party, if any, and (c) all other fees and commissions (including attorneys' fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by any Loan Party or any Subsidiary of a Loan Party to the Lenders or the Administrative Agent, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents.

         "Officer's Compliance Certificate" shall have the meaning assigned thereto in Section 7.2.

         "Other Taxes" shall have the meaning assigned thereto in Section
4.11(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which (a) is maintained for employees of any Loan Party, any Subsidiary of a Loan Party or any ERISA Affiliate or (b) has at any time within the preceding six years been maintained for the employees of any Loan Party, any Subsidiary of a Loan Party or any current or former ERISA Affiliate.

         "Person" means an individual, corporation, partnership, limited liability company, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

         "Pledge Agreement" means any pledge agreement executed by any Loan Party or any Subsidiary of a Loan Party in favor of the Administrative Agent for the ratable benefit of the Administrative Agent and the other Lenders, substantially in the form of Exhibit I, as amended, restated or otherwise modified.

         "Pole Agreement" means any pole attachment agreement or underground conduit use agreement entered into in connection with the operation of any Interactive Broadband Network.

         "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by First Union as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

         "Programming Agreements" means any agreement between any Loan Party or any Subsidiary of a Loan Party and another person pursuant to which such person agrees to provide programming to such Loan Party or such Subsidiary for distribution on any Interactive Broadband Network.

         "Public Market" means any time period after (a) an underwritten primary public offering of shares of common stock of the Guarantor pursuant to an effective registration statement under the Securities Act has been consummated and (ii) at least fifteen percent (15%) of the total issued and outstanding shares of common stock of the Guarantor has been distributed by means of an effective registration statement under the Securities Act or sales pursuant to Rule 144 under the Securities Act.

         "PUC" means any state, provincial or other regulatory agency or body that exercises jurisdiction over (a) the rates, services or provision of Broadband Services or (b) the ownership, construction or operation of any Interactive Broadband Network or long distance telecommunications system or (c) over Persons who own, construct or operate any Interactive Broadband Network or long distance telecommunications systems, in each case by reason of the nature or type of the business subject to regulation and not pursuant to laws and regulations of general applicability to Persons conducting business in any such jurisdiction.

         "PUC Authorization" means any registration with, and any written validation, exemption, franchise, waiver, approval, order or authorization, consent, license, certificate and permit, regarding the provision of Broadband Services, issued to any Loan Party from any PUC.

         "Register" shall have the meaning assigned thereto in Section
14.10(d).

         "Reimbursement Obligation" means the obligation of the Borrowers to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under the Letters of Credit.

         "Required Lenders" means, at any date, any combination of holders of at least sixty-six and two-thirds percent (66-2/3%) of the aggregate unpaid principal amount of the Notes, or if no amounts are outstanding under the Notes, any combination of Lenders whose Commitment Percentages aggregate at least sixty-six and two-thirds percent (66-2/3%).

         "Responsible Officer" means the chief executive officer or chief financial officer of any Loan Party or any Subsidiary of a Loan Party, as applicable, or any other officer of any Loan Party or Subsidiary of a Loan Party, as applicable, reasonably acceptable to the Administrative Agent.

         "Revolving Credit Facility" means the revolving credit facility established pursuant to Article II hereof.

         "Securities Act" means the Securities Act of 1933, as amended or any similar federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect from time to time.

         "Security Agreement" means the Security Agreement executed by the Loan Parties in favor of the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders, substantially in the form of Exhibit J hereto, as amended, restated or otherwise modified.

         "Security Documents" means the collective reference to the Security Agreement, the Pledge Agreement, the Mortgages, the Collateral Assignments and each other agreement or writing pursuant to which any Loan Party or any Subsidiary of a Loan Party purports to pledge or grant a security interest in any property or assets securing the Obligations or any such Loan Party or such Subsidiary guaranties the payment and/or performance of the Obligations.

         "Senior Discount Notes" means the collective reference to the 11-7/8% Senior Discount Notes due 2007 issued by the Guarantor pursuant to the Indenture, as the same may be restated, extended, renewed, amended or otherwise modified and in effect from time to time.

         "Service Connections" means the sum of (a) the number of cable modem units utilizing internet access provided by any Loan Party, (b) the number of residences and businesses that receive cable service from the Loan Parties on a non-bulk service basis, (c) the number of Equivalent Basic Unit Connections and
(d) the number of separate telephone lines providing local and long distance services provided by the Loan Parties.

         "Solvent" means, with regard to the Loan Parties and their Subsidiaries, taken as a whole, that such entities (a) on any date of determination have capital sufficient to carry on their business and transactions and all business and transactions in which they are about to engage and are able to pay their Debts as they mature, (b) on any date of determination own property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay their probable liabilities (including contingencies), and (c) on any date of determination do not believe that they will incur Debts or liabilities beyond their ability to pay such Debts or liabilities as they mature.

         "Subordinated Debt" means the collective reference to Debt on Schedule 6.1(t) hereof designated as Subordinated Debt and any other Debt of any Loan Party or any Subsidiary of a Loan Party contractually subordinated in right and time of payment to the Obligations on terms and conditions and in amounts reasonably satisfactory to the Administrative Agent and Required Lenders.

         "Subsidiary" means as to any Person, any corporation, partnership or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity is at the time, directly or indirectly, owned by such Person (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

         "Substantially Similar Business" means the development, ownership or operation of one or more cable television, telephone, telecommunications or information systems or the provision of telephony, telecommunications or information services (including, without limitation, any voice, video transmission, data or internet services) and any related, ancillary or complementary business.

         "Taxes" shall have the meaning assigned thereto in Section 4.11(a).

         "Termination Date" means the earliest of the dates referred to in
Section 2.6.

         "Termination Event" means: (a) a "Reportable Event" described in
Section 4043 of ERISA, or (b) the withdrawal of any Loan Party, Subsidiary of a Loan Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the partial or complete withdrawal of any Loan Party, any Subsidiary of a Loan Party or any ERISA Affiliate from a Multiemployer Plan, or (g) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which results in the termination of a Multiemployer Plan under
Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

         "UCC" means the Uniform Commercial Code as in effect in the State of North Carolina.

         "Uniform Customs" means the Uniform Customs and Practice for Documentary Credits (1994 Revision), International Chamber of Commerce Publication No. 500.

         "United States" means the United States of America.

         "Wholly-Owned" means, with respect to a Subsidiary of any Loan Party, a Subsidiary all of the shares of capital stock or other ownership interests of which are, directly or indirectly, owned or controlled by any Loan Party and/or one or more of any Loan Party's Wholly-Owned Subsidiaries.

         SECTION 1.2 GENERAL. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

         SECTION 1.3       OTHER DEFINITIONS AND PROVISIONS.

         (a) Use of Capitalized Terms. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

         (b) Miscellaneous. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                   ARTICLE II

                                CREDIT FACILITY

         SECTION 2.1 LOANS. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Loans to the Borrowers on a joint and several basis from time to time from the Initial Funding Date through the Termination Date as requested by the Borrowers in accordance with the terms of Section 2.2(a); provided, that (a) the aggregate principal amount of all outstanding Loans (after giving effect to any amount requested) shall not exceed the Aggregate Commitment less the sum of all outstanding L/C Obligations and (b) the principal amount of outstanding Loans from any Lender to the Borrowers shall not at any time exceed such Lender's Commitment less such Lender's Commitment Percentage of the outstanding L/C Obligations. Each Loan by a Lender shall be in a principal amount equal to such Lender's Commitment Percentage of the aggregate principal amount of Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Loans hereunder until the Termination Date.

         SECTION 2.2       PROCEDURE FOR ADVANCES OF LOANS.

         (a) Requests for Borrowing. The Guarantor, on behalf of all Borrowers, shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as Exhibit B (a "Notice of Borrowing") not later than 11:00 a.m. (Charlotte time) (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of the Borrowers' intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be
(X) with respect to Base Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof and (Y) with respect to LIBOR Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof (except, in each case, the amount of such borrowing may be in the aggregate amount available to the Borrowers), (C) whether the Loans are to be LIBOR Rate Loans or Base Rate Loans or a combination thereof, and (D) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. Notices received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

         (b) Disbursement of Loans. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrowers, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the Loans to be made on such borrowing date. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to Section 2.2(a) in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrowers identified in the most recent Notice of Account Designation substantially in the form of Exhibit G hereto (a "Notice of Account Designation") delivered by the Borrowers to the Administrative Agent or as may be otherwise agreed upon by the Borrowers and the Administrative Agent from time to time. Subject to Section 4.7, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to Section 2.2(a) to the extent that any Lender has not made available to the Administrative Agent its Commitment Percentage of such Loan.

         SECTION 2.3       REPAYMENT OF LOANS.

         (a) Repayment on Termination Date. The Borrowers shall repay the outstanding principal amount of all Loans in full on the Termination Date, with all accrued but unpaid interest thereon.

         (b) Mandatory Repayments of Excess Loans. If at any time the outstanding principal amount of all Loans exceeds the Aggregate Commitment, less the sum of all outstanding L/C Obligations, the Borrowers shall immediately upon notice from the Administrative Agent (i) repay the Loans by payment to the Administrative Agent for the account of the Lenders or (ii) furnish cash collateral reasonably satisfactory to the Administrative Agent or
(iii) repay the L/C Obligations, in each case in an amount equal to such excess. Such cash collateral shall be applied in accordance with Section 12.2(b). Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

         (c) Optional Repayments. The Borrowers may at any time and from time to time repay the Loans, in whole or in part, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans and one (1) Business Day irrevocable notice with respect to Base Rate Loans, in the form attached hereto as Exhibit C (a "Notice of Prepayment"), specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans, Base Rate Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans and $1,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to LIBOR Rate Loans. Each such repayment shall be accompanied by any amount required to be paid pursuant to
Section 4.9.

         (d) Limitation on Repayment of LIBOR Rate Loans. The Borrowers may not repay any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 4.9 hereof.

         SECTION 2.4 NOTES. Each Lender's Loans and the obligation of the Borrowers to repay such Loans shall be evidenced by a Note executed by the Borrowers payable to the order of such Lender representing the Borrowers' obligation to pay such Lender's Commitment or, if less, the aggregate unpaid principal amount of all Loans made and to be made by such Lender to the Borrowers hereunder, plus interest and all other fees, charges and other amounts due thereon. Each Note shall be dated the date hereof and shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 4.1.

         SECTION 2.5       PERMANENT REDUCTION OF THE AGGREGATE COMMITMENT.

         (a) Voluntary Reduction. The Borrowers shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice not later than 11:00 a.m.

(Charlotte time) to the Administrative Agent, to permanently reduce, in whole at any time or in part from time to time, without premium or penalty, the Aggregate Commitment in an aggregate principal amount equal to $2,500,000 or any whole multiple thereof.

         (b) Other Permanent Reductions. The Aggregate Commitment shall be permanently reduced as follows by an amount equal to:

                  (i) Insurance Proceeds. One hundred percent (100%) of Net Cash Proceeds received by any Loan Party in excess of $200,000 in the aggregate during any twelve (12) month period or $1,000,000 in the aggregate during the term of this Agreement; provided, that so long as no Default or Event of Default then exists, such Net Cash Proceeds may be reinvested or contractually committed to be reinvested toward the repair or replacement of damaged properties within one hundred and eighty days after receipt thereof.

                  (ii) Sale of Assets. One hundred percent (100%) of Net Cash Proceeds received by any Loan Party in connection with the sale of assets (other than a sale of assets permitted pursuant to Sections 10.6(a)-(e) and Section 10.6(h)) in excess of $1,000,000 in the aggregate during any twelve
(12) month period or $5,000,000 in the aggregate during the term of this Agreement; provided, that so long as no Default or Event of Default then exists, such Net Cash Proceeds may be used or contractually committed to be used to purchase like assets within one hundred and eighty (180) days after receipt thereof.

                  (iii) Offering Proceeds. Unless otherwise agreed by the Loan Parties and the Required Lenders, fifty percent (50%) of Net Cash Proceeds from any offering by any Loan Party of equity securities (other than (A) the Net Cash Proceeds of any equity offering to ITC Holding Company, Inc., or any of the parties listed on Schedule 2.5(b) attached hereto and (B) the Net Cash Proceeds of an initial public offering of the Guarantor) within three (3) Business Days of receipt thereof.

         (c) Additional Payments. Each permanent reduction permitted or required pursuant to this Section 2.5 shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding principal amount of the Extensions of Credit of the Lenders after such reduction to the Aggregate Commitment as so reduced and if the Aggregate Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrowers shall be required to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Any reduction of the Aggregate Commitment to zero shall be accompanied by payment of all outstanding Obligations (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Commitments and Credit Facility. Such cash collateral shall be applied in accordance with Section 12.2(b). If the reduction of the Aggregate Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to
Section 4.9 hereof.

         SECTION 2.6 TERMINATION OF CREDIT FACILITY. The Credit Facility shall terminate on the earliest of (a) November 15, 2002, (b) the date of termination by the Borrowers pursuant to Section 2.5(a) or Section 2.5(b) (by reduction of the Aggregate Commitment to zero), and (c) the date of termination by the Administrative Agent on behalf of the Lenders pursuant to Section 12.2(a).

         SECTION 2.7 INCREASE IN COMMITMENTS. The Borrowers shall have the right, so long as no Default or Event of Default shall have occurred and be continuing (or would result therefrom), with the consent of the Majority Lenders (which consent shall not be unreasonably withheld), to increase the total amount of the Aggregate Commitments hereunder by (a) first, accepting the offer of any existing Lender or Lenders to increase its (or their) Commitment (or Commitments) up to the amount of any such increase (which such increase shall be offered first to the Administrative Agent, then (to the extent any such increase is not fully underwritten by the Administrative Agent) to the existing other Lenders); and/or (b) second, accepting the offer or offers of any Person or Persons (not then a Lender) constituting an Eligible Assignee to become a new Lender hereto with a Commitment or Commitments up to the amount (or aggregate amount) of any such increase to the extent any such increase is not fully underwritten by the Administrative Agent or existing Lenders; provided, that (i) in no event shall any Lender's Commitment be increased without the consent of such Lender, (ii) if any Loans are outstanding hereunder on the date that any such increase is to become effective, the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans reflect the Commitment Percentages of the Lenders after giving effect to any increase pursuant to this Section 2.7, and
(iii) in no event shall any such increase result in the amount of the Aggregate Commitment exceeding $100,000,000. Any increase to the Aggregate Commitment pursuant to clause (a) of the first sentence of this Section 2.7 shall become effective upon the execution of a Commitment Increase Supplement in the form of Exhibit K-1 hereto, executed by the Borrowers, the Administrative Agent and the increasing Lender or Lenders and any increase to the Aggregate Commitment pursuant to clause (b) of the first sentence of this Section 2.7 shall become effective upon the execution of a New Lender Supplement in the form of Exhibit K-2 hereto by the Borrowers, the Administrative Agent and relevant new Lender or Lenders. The Administrative Agent shall forward copies of any such supplement to the Lenders promptly upon receipt thereof.

         SECTION 2.8 USE OF PROCEEDS. The Borrowers shall use the proceeds of the Extensions of Credit (a) to finance capital expenditures, (b) to make acquisitions permitted under Section 10.4 and (c) for working capital and general corporate requirements of the Borrowers and their respective Subsidiaries, including the payment of certain fees and expenses incurred in connection with the foregoing.

         SECTION 2.9 SECURITY. The Obligations of the Borrowers and the Guarantor under this Agreement shall be secured by the Collateral described in the Security Documents.

                                  ARTICLE III

                           LETTER OF CREDIT FACILITY

         SECTION 3.1 L/C COMMITMENT. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit ("Letters of Credit") for the account of the Borrowers on any Business Day from the Initial Funding Date through but not including the Termination Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the Available Commitment of any Lender would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars in a minimum amount of $250,000, (ii) be a standby letter of credit issued to support obligations of the Borrowers or any of their respective Subsidiaries, contingent or otherwise, incurred in the ordinary course of business, (iii) expire no more than one year after the issuance date thereof, which date shall be no later than the Termination Date and (iv) be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of North Carolina. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires.

         SECTION 3.2 PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT. The Guarantor, on behalf of the Borrowers, may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent's Office an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may reasonably request. Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article V hereof, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be reasonably agreed by the Issuing Lender and the Guarantor, on behalf of the Borrowers. The Issuing Lender shall promptly furnish to the Guarantor a copy of such Letter of Credit and promptly notify each Lender of the issuance and upon request by any Lender, furnish to such Lender a copy of such Letter of Credit and the amount of such Lender's L/C Participation therein.

         SECTION 3.3       COMMISSIONS AND OTHER CHARGES.

         (a) The Borrowers shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in an amount equal to the Applicable Margin for LIBOR on a per annum basis on the face amount of such Letter of Credit. Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

         (b) In addition to the foregoing commission, the Borrowers shall pay to the Issuing Lender an issuance fee of 0.125% per annum on the face amount of each Letter of Credit, payable quarterly in arrears on the last Business Day of each calendar quarter and on the Termination Date.

         (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received by the Administrative Agent in accordance with their respective Commitment Percentages.

         SECTION 3.4       L/C PARTICIPATIONS.

         (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Lender's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrowers in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

         (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section 3.4(b) shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section 3.4(b), if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.

         (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Commitment Percentage of such payment in accordance with this Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrowers or otherwise, or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

         SECTION 3.5 REIMBURSEMENT OBLIGATION OF THE BORROWERS. The Borrowers agree to reimburse the Issuing Lender not later than 11:00 a.m. (Charlotte time) on each date on which the Issuing Lender notifies the Borrower of the date and amount of a draft paid under any Letter of Credit for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrowers under this Article III from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding Base Rate Loans which were then overdue. If the Borrowers fail to timely reimburse the Issuing Lender on the date the Borrowers receive the notice referred to in this Section 3.5, the Borrowers shall be deemed to have timely given a Notice of Borrowing hereunder to the Administrative Agent requesting the Lenders to make a Base Rate Loan on such date in an amount equal to the amount of such drawing and, regardless of whether or not the conditions precedent specified in Article V have been satisfied, the Lenders shall make Base Rate Loans in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses.

         SECTION 3.6 OBLIGATIONS ABSOLUTE. The Borrowers' obligations under this Article III (including without limitation the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrowers may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit. The Borrowers also agree with the Issuing Lender that the Issuing Lender shall not be responsible for, and the Borrowers' Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrowers and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of a Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. The Borrowers agree that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and, to the extent not inconsistent therewith, the UCC shall be binding on the Borrowers and shall not result in any liability of the Issuing Lender to the Borrowers. The responsibility of the Issuing Lender to the Borrowers in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

         SECTION 3.7 EFFECT OF APPLICATION. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

                                   ARTICLE IV

                            GENERAL LOAN PROVISIONS

         SECTION 4.1       INTEREST.

         (a)      Interest Rate Options. Subject to the provisions of this
Section 4.1, at the election of the Borrowers, the aggregate principal balance of the Notes or any portion thereof shall bear interest at the Base Rate or the LIBOR Rate plus, in each case, the Applicable Margin as set forth below; provided that the LIBOR Rate shall not be available until three (3) Business Days after the Closing Date. The Borrowers shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given pursuant to Section 2.2(a) or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2. Each Loan or portion thereof bearing interest based on the Base Rate shall be a "Base Rate Loan", each Loan or portion thereof bearing interest based on the LIBOR Rate shall be a "LIBOR Rate Loan." Any Loan or any portion thereof as to which the Borrowers have not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.

         (b) Interest Periods. In connection with each LIBOR Rate Loan, the Borrowers, by giving notice at the times described in Section 4.1(a), shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one (1), three (3), or six (6) months with respect to each LIBOR Rate Loan; provided that:

                           (i)      the Interest Period shall commence on the
date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

                           (ii)     if any Interest Period would otherwise
expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                      (iii) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

                       (iv) no Interest Period shall extend beyond the Termination Date; and

                        (v) there shall be no more than five (5) Interest Periods outstanding at any time.

         (c)      Applicable Margin. The Applicable Margin provided for in
Section 4.1(a) with respect to the Loans (the "Applicable Margin") shall (i) on the Closing Date equal the percentages set forth in the certificate delivered pursuant to Section 5.2(e)(ii) and (ii) for each fiscal quarter thereafter be determined by reference to the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate as follows:


         Leverage                                                Applicable Margin for
         Ratio                                       Base Rate Loans         LIBOR Rate Loans
         -----                                       ----------------------------------------

         greater than or equal to 7.00               1.500%                             2.500%

         less than 7.00 but greater than or
         equal to 6.00                               1.250%                             2.250%

         less than 6.00 but greater than or
         equal to 5.00                               1.000%                             2.000%

         less than 5.00 but greater than or
         equal to 4.00                               0.750%                             1.750%

         less than 4.00                              0.500%                             1.500%

; provided, that at all times that Consolidated Cash Flow for the Loan Parties and their Subsidiaries is less than or equal to zero Dollars ($0), the highest Applicable Margin shall apply. Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the tenth (10th) Business Day after receipt by the Administrative Agent of quarterly financial statements for the Loan Parties and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio of the Loan Parties as of the most recent fiscal quarter end. Subject to Section 4.1(d), in the event the Loan Parties fail to deliver such financial statements and certificate within the time required by
Section 7.1(a), the Applicable Margin shall be the highest Applicable Margin set forth above until the delivery of such financial statements and certificate.

         (d) Default Rate. Subject to Section 12.3, at the option of the Administrative Agent and the Required Lenders, upon the occurrence and during the continuance of an Event of Default, (i) the Borrowers shall no longer have the option to request LIBOR Rate Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to LIBOR Rate Loans, as applicable, until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the Notes after the filing by or against the Borrowers of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

         (e) Interest Payment and Computation. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar quarter commencing December 31, 1998 and interest on each LIBOR Rate Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three
(3) month interval during such Interest Period. Interest on all LIBOR Rate Loans shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed. All other interest rates, and all fees and commissions provided hereunder shall be computed on the basis of a 365 or 366-day year, as applicable, and assessed for the actual number of days elapsed.

         (f) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option promptly refund to the Borrowers any interest received by Lenders in excess of the maximum lawful rate or shall apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law.

         SECTION 4.2 NOTICE AND MANNER OF CONVERSION OR CONTINUATION OF LOANS. Provided that no Event of Default has occurred and is then continuing, the Borrowers shall have the option to (a) convert at any time all or any portion of its outstanding Base Rate Loans in a principal amount equal to $5,000,000 or any whole multiple of $1,000,000 in excess thereof into one or more LIBOR Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof into Base Rate Loans or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans. Whenever the Borrowers desire to convert or continue Loans as provided above, the Borrowers shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit D (a "Notice of Conversion/ Continuation") not later than 11:00 a.m. (Charlotte time) three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

         SECTION 4.3       FEES.

         (a) Commitment Fee. Commencing on the Closing Date, the Borrowers shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee (the "Commitment Fee") at a rate per annum equal to (i) 0.500% at all times that the Leverage Ratio is less than zero or is greater than or equal to 6.0 to 1.0 and (ii) 0.375% at all times that the Leverage Ratio is less than 6.0 to 1.0 but greater than or equal to zero, in each case on the average daily unused portion of the Aggregate Commitment (outstanding Letters of Credit shall be considered usage); provided that, at all times that Consolidated Cash Flow is less than or equal to zero dollars ($0), the Commitment Fee shall be 0.750%. The Commitment Fee shall be payable on a quarterly basis in arrears on the date that is five (5) Business Days after the date of receipt by the Guarantor of an invoice setting forth the amount of such Commitment Fee and on the Termination Date. Such Commitment Fee shall be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Commitment Percentages.

         (b) Administrative Agent's and Other Fees. In order to compensate the Administrative Agent for structuring and syndicating the Loans and for its obligations hereunder, the Borrowers agree to pay to the Administrative Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Guarantor, on behalf of the Borrowers, and the Administrative Agent dated October 16, 1998.

         SECTION 4.4 MANNER OF PAYMENT. Each payment by the Borrowers on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligation) payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) pro rata in accordance with their respective Commitment Percentages (except as specified below), in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each Lender at its address for notices set forth herein its pro rata share of such payment in accordance with such Lender's Commitment Percentage (except as specified below) and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent of the Issuing Lender's fees or L/C Participants' commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 4.8, 4.9, 4.10, 4.11 or 14.2 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 4.1(b)(ii), if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

         SECTION 4.5 CREDITING OF PAYMENTS AND PROCEEDS. In the event that the Borrowers shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 12.2(a), all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrowers hereunder, then to all indemnity obligations then due and payable by the Borrowers hereunder, then to all Administrative Agent's and Issuing Lender's fees then due and payable, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Notes, Reimbursement Obligation and any termination payments due in respect of a Hedging Agreement with any Lender (pro rata in accordance with all such amounts due), then to the principal amount of the Notes and Reimbursement Obligation (pro rata in accordance with all such amounts due) and then to the cash collateral account described in Section 12.2(b) hereof to the extent of any L/C Obligations then outstanding, in that order.

         SECTION 4.6 ADJUSTMENTS. If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owning to it (whether voluntarily or involuntarily, by set-off or otherwise) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the Obligations owning to it such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrowers agree that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

         SECTION 4.7 NATURE OF OBLIGATIONS OF LENDERS REGARDING EXTENSIONS OF CREDIT; ASSUMPTION BY THE ADMINISTRATIVE AGENT. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.2(b) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of
(a) the amount of such Lender's Commitment Percentage of such borrowing, times
(b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, times (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such Lender's Commitment Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 4.7 shall be conclusive, absent manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Borrowers. The failure of any Lender to make its Commitment Percentage of any Loan available shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.

         SECTION 4.8       CHANGED CIRCUMSTANCES.

         (a) Circumstances Affecting LIBOR Rate Availability. If with respect to any Interest Period the Administrative Agent or any Lender (after consultation with Administrative Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars, in the applicable amounts are not being quoted via Telerate Page 3750 or offered to the Administrative Agent or such Lender for such Interest Period, then the Administrative Agent shall forthwith give notice thereof to the Borrowers. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrowers shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loans together with accrued interest thereon, on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period.

         (b) Laws Affecting LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrowers and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans and the right of the Borrowers to convert any Loan or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrowers may select only Base Rate Loans hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto as a LIBOR Rate Loan, the applicable LIBOR Rate Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period.

         (c) Increased Costs. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

                        (i) shall subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Note, Letter of Credit or Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Note, Letter of Credit or Application or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); or

                       (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Note;

and the result of any of the foregoing is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Notes in respect of a LIBOR Rate Loan or Letter of Credit or Application, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrowers of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent will promptly notify the Borrowers of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 4.8(c); provided, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrowers in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         SECTION 4.9 INDEMNITY. The Borrowers hereby indemnify each of the Lenders against any loss or expense which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrowers to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of the Borrowers to borrow on a date specified therefor in a Notice of Borrowing or Notice of Continuation/Conversion or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrowers through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

         SECTION 4.10 CAPITAL REQUIREMENTS. If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which the Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrowers shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrowers and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

         SECTION 4.11      TAXES.

         (a) Payments Free and Clear. Any and all payments by the Borrowers hereunder or under the Notes or the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and (ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or Letter of Credit to any Lender or the Administrative Agent, (A) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.11) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions been made, (B) the Borrowers shall make such deductions, (C) the Borrowers shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (D) the Borrowers shall deliver to the Administrative Agent evidence of such payment to the relevant taxing authority or other authority in the manner provided in
Section 4.11(d).

         (b) Stamp and Other Taxes. In addition, the Borrowers shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the

Loans, the Letters of Credit, the other Loan Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes").

         (c) Indemnity. The Borrowers shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 4.11) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

         (d) Evidence of Payment. Within thirty (30) days after the date of any payment of Taxes or Other Taxes by the Borrowers, the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 14.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

         (e) Assignment of Interest. In the event that the Borrowers shall be required to withhold or deduct Taxes from any sum payable hereunder, then, provided that no Default or Event of Default has occurred and is continuing at such time, the Borrowers may, at their own expense (such expense to include any transfer fee payable to the Administrative Agent), in their sole discretion (a) require any Lender as to which Borrowers have been required to withhold or deduct Taxes to transfer and assign in whole or in part, without recourse, all or part of its interests, rights and obligations under this Agreement to an Eligible Assignee which, subject to the consent thereof, shall assume such assigned obligations; provided that (i) such assignment shall not relieve the Borrowers from their obligation to pay such additional amounts that may be due in accordance with this Section 4.11, (ii) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority and (iii) the Borrowers or such assignee shall have paid to the assigning Lender in immediately available funds the principal of, and interest accrued on, the Loans to the date of such assignment and all accrued fees and other amounts owed to it hereunder or (b) terminate the Commitment of such Lender as to which the Borrowers have been required to withhold or deduct Taxes and prepay, in immediately available funds the principal of, and interest accrued on, all outstanding Loans of such Lender as of the date of such prepayment; provided that (i) such termination of the Commitment of such Lender shall not relieve the Borrowers from their obligations to pay such additional amounts that may be due in accordance with this Section 4.11 and (ii) such termination of the Commitment of such Lender and prepayment of such Loans does not conflict with any law, rule or regulation or order of any court or other Governmental Authority.

         (f) Delivery of Tax Forms. Each Lender organized under the laws of a jurisdiction other than the United States or any state thereof shall deliver to the Borrowers, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms 4224 or Forms 1001 (or successor forms), as applicable, properly completed and certifying in each case that such Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal

Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Lender further agrees to deliver to the Borrowers, with a copy to the Administrative Agent, a Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers, certifying in the case of a Form 1001 or 4224 that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Lender notifies the Borrowers and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax.

         (g) Survival. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 4.11 shall survive the payment in full of the Obligations and the termination of the Commitments.

         SECTION 4.12      CHANGE IN LENDING OFFICE.

         Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 4.8, 4.9, 4.10 or 4.11 with respect to such Lender, it will use its best efforts to designate another lending office as its Lending Office for any Loans affected by such event with the intent of avoiding the consequence of the event giving rise to the operation of any such Section; provided, that such designation is made on such terms that such Lender and its Lending Office suffer no economic, legal or regulatory disadvantage as a consequence thereof.

                                   ARTICLE V

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

         SECTION 5.1 CLOSING. The closing shall take place at the offices of Kennedy Covington Lobdell & Hickman, L.L.P., 100 North Tryon Street, Charlotte, North Carolina 28202 at 10:00 a.m. on December 22, 1998, or on such other date as the parties hereto shall mutually agree.

         SECTION 5.2 CONDITIONS TO CLOSING AND INITIAL EXTENSIONS OF CREDIT. The obligation of the Lenders to close this Agreement and to make the initial Loan or issue the initial Letter of Credit are subject to the satisfaction of each of the following conditions:

         (a) Executed Loan Documents. The following Loan Documents, in form and substance satisfactory to the Administrative Agent and each Lender:

                  (i)      this Agreement;

                  (ii)     the Notes;

                  (iii)    the Security Agreement dated as of the date hereof;

                  (iv)     all Pledge Agreements dated as of the date hereof;

                  (v)      all Mortgages dated as of the date hereof; and

                  (vi) all Collateral Assignments dated as of the date hereof;

shall have been duly authorized, executed and delivered by the Loan Parties which are parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Loan Parties which are parties thereto shall have delivered original counterparts thereof to the Administrative Agent.

         (b)      Closing Certificates; etc.

                        (i)         Officer's Certificates of the Loan Parties.
The Administrative Agent shall have received a certificate from a Responsible Officer of the Guarantor, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties of each Loan Party contained in this Agreement and the other Loan Documents are true, correct and complete; that no Loan Party is in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that each Loan Party has satisfied each of the closing conditions applicable to such Loan Party.

                       (ii)         General Certificates of the Loan Parties.
The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Loan Party certifying that attached thereto is a true and complete copy of the articles of incorporation of such Loan Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Loan Party as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; and as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which it is a party.

                      (iii) Certificates of Good Standing. The Administrative Agent shall have received long-form certificates as of a recent date of the good standing of each Loan Party under the laws of its jurisdiction of organization and each other jurisdiction where such Loan Party is qualified to do business and a certificate of the relevant taxing authorities of such jurisdictions certifying that such Person has filed required tax returns and owes no delinquent taxes.

                       (iv) Opinions of Counsel. The Administrative Agent shall have received favorable opinions of counsel to the Loan Parties addressed to the Administrative Agent and the Lenders (A) with respect to the Loan Parties, the Loan Documents, the Collateral, and such other matters, and covering such jurisdictions, as the Lenders shall reasonably request, (B) with respect to FCC matters and (C) with respect to state law communication matters, each in form and substance reasonably satisfactory to the Administrative Agent.

                        (v) Tax Forms. The Administrative Agent shall have received copies of the United States Internal Revenue Service forms required by Section 4.11(f).

         (c)      Collateral.

                        (i) Filings and Recordings. All filings and recordations that are necessary to perfect the security interests of the Lenders in the collateral described in the Security Documents shall have been properly executed and delivered by the Borrowers and the Administrative Agent shall be reasonably satisfied that such security interests, upon proper filing of such filings and recordations, shall constitute valid and perfected first priority Liens therein.

                       (ii) Pledged Stock. The Administrative Agent shall have received (A) original stock certificates or other certificates evidencing the capital stock or other ownership interests pledged pursuant to the Pledge Agreement, together with an undated stock or other power for each certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Pledge Agreement.

                      (iii) Lien Search. The Loan Parties shall have delivered the results of a Lien search made against the Loan Parties under the Uniform Commercial Code as in effect in any state in which any of its assets are located, indicating among other things that its assets are free and clear of any Lien except for Liens permitted hereunder.

                       (iv) Hazard and Liability Insurance. The Administrative Agent shall have received certificates of insurance, evidence of payment of all insurance premiums for the current policy year of each, and, if requested by the Administrative Agent, copies (certified by an officer of a Loan Party acceptable to the Administrative Agent) of insurance policies in the form required under the Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

                        (v) Title Insurance. The Administrative Agent shall have received a commitment for a policy of title insurance, insuring Lenders' first priority Liens and showing no Liens prior to Lenders' Liens other than for ad valorem taxes not yet due and payable, with title insurance companies acceptable to the Administrative Agent on the property subject to the Mortgages with the final title insurance policy, being delivered within thirty
(30) days after the Closing Date. Further, the Loan Parties agree to provide or obtain any customary affidavits and indemnities as may be required or necessary to obtain title insurance satisfactory to the Administrative Agent.

                       (vi) System Documents. Copies of the CATV Franchises (and resolutions relating thereto), Pole Agreements, Programming Agreements, Communications Licenses, real property leases, and Capital Leases in existence as of the date hereof and all required assignments thereof and consents to such assignments requested by the Administrative Agent or Lenders and not already delivered to the Administrative Agent.

                      (vii) Programming Agreements. A duly executed copy of each Programming Agreement.

                     (viii) Network Agreements. A duly executed copy of each Network Agreement.

                       (ix) Matters Relating to Flood Hazard Properties. (a) Certification from the National Research Center regarding each parcel of property subject to a Mortgage and (b) evidence of flood insurance, in form and substance reasonably satisfactory to the Administrative Agent, for each parcel of property subject to a Mortgage that is located in a flood plain on any certificate delivered pursuant to clause (a) of this Section 5.2(c)(x).

                        (x) Surveys. Copies of surveys in form and substance and as of a date satisfactory to the Administrative Agent for each parcel of real property subject to a Mortgage.

                       (xi) Environmental Assessments. A Phase I environmental assessment or similar assessment of each parcel of real property subject to a Mortgage in form and substance acceptable to the Administrative Agent.

         (d)      Consents; Defaults.

                        (i) Governmental and Third Party Approvals. All necessary approvals, authorizations and consents, if any be required, of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained; provided, that, with respect to any consent of a third party required in connection with any grant of a security interest pursuant to any of the Security Documents, if any Loan Party notifies the Administrative Agent that such Loan Party cannot, as reasonably determined by the Loan Parties in consultation with the Administrative Agent and Lenders, obtain such consent following commercially reasonable efforts to obtain such consent, the Administrative Agent and Lenders may waive any requirement that the Loan Parties obtain such consent or may permit such assets to be excluded from the Collateral, unless the Administrative Agent and Lenders determine, in their reasonable judgment, that such consent or such grant of a security interest in such assets is necessary to fully secure the Credit Facility.
Schedule 5.2(d) hereto sets forth the third party consents to the granting of security interests pursuant to the Security Documents which the Borrowers (A) are required to deliver on the Closing Date, and (B) are required to use best efforts to obtain after the Closing Date pursuant to Section 8.12(c). In addition to the third party consents to the granting of security interests pursuant to the Security Documents which are expressly waived on Schedule 5.2(d), subject to Section 8.12(c), any such consent which is not expressly required pursuant to Schedule 5.2(d) shall be deemed to be waived..

                       (ii) Permits and Licenses. All material permits and licenses, including permits and licenses required under Applicable Laws, necessary to the conduct of business by the Loan Parties and their Subsidiaries, including, without limitation, all Communications Licenses, CATV Franchises and PUC Authorizations shall have been obtained.

                      (iii) No Injunction, Etc. No material action, proceeding, investigation, regulation or legislation shall have been instituted, or to the knowledge of any Loan Party, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

                      (iv) Senior Discount Notes. All consents and waivers necessary to permit the execution and delivery of this Agreement and each other Loan Document and the performance of the obligations of the Loan Parties hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby shall have been obtained.

                      (v) No Material Adverse Change. There shall not have occurred any event, condition or state of facts that will or could reasonably be expected to result in a Material Adverse Effect.

                       (vi) No Event of Default. No Default or Event of Default shall have occurred and be continuing.

         (e)      Financial Matters.

                        (i) Payment at Closing; Fee Letters. There shall have been paid by the Borrowers to the Administrative Agent and the Lenders the fees set forth or referenced in Section 4.3 and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, reasonable legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents. The Administrative Agent shall have received duly authorized and executed copies of the fee letter agreement referred to in Section 4.3(b).

                       (ii) Applicable Margin Certificate. The Loan Parties shall have delivered to the Administrative Agent a certificate executed by a Responsible Officer of the Guarantor setting forth the calculation of the Applicable Margin pursuant to Section 4.1(c).

         (f)    Miscellaneous.

                  (i) Proceedings and Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

                 (ii)    Due Diligence and Other Documents. The Loan
Parties shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably requests, including without limitation copies of each document evidencing or governing the Subordinated Debt, certified by a secretary or assistant secretary of a Loan Party reasonably acceptable to the Administrative Agent as a true and correct copy thereof.

         SECTION 5.3 CONDITIONS TO INITIAL LOAN. The obligation of the Lenders to make the initial Loan is subject to the satisfaction of each of the conditions set forth in Section 5.2 and each of the following conditions:

         (a)   Financial Matters.

                   (i) Financial Statements. The Administrative Agent shall have received the most recent audited Consolidated financial statements of the Loan Parties, prepared in accordance with GAAP.

                  (ii) Financial Condition Certificate. The Loan Parties shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by a Responsible Officer of the Guarantor, that (A) the Loan Parties are Solvent, (B) each Loan Party's trade payables are current and not past due in a manner consistent with the Borrowers' customary payments practices (excluding trade payables which are being contested in good faith and for which adequate reserves are maintained to the extent required by GAAP) and (C) attached thereto is a pro forma balance sheet of the Loan Parties, setting forth on a pro forma basis the financial condition of the Loan Parties on a Consolidated basis as of that date, reflecting on a pro forma basis the effect of the transactions contemplated herein, including all fees and expenses in connection therewith, and evidencing compliance on a pro forma basis with the covenants contained in Articles IX and X hereof.

         (b) Notices. The Administrative Agent shall have received a Notice of Borrowing and a Notice of Account Designation from the Guarantor, on behalf of the Borrowers, each in form and substance reasonably satisfactory to the Administrative Agent.

         SECTION 5.4 CONDITIONS TO ALL EXTENSIONS OF CREDIT. The obligations of the Lenders to make any Extensions of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing or issue date, as applicable:

                  (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VI shall be true and correct on and as of such borrowing or issuance date with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

                  (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing hereunder (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issue date with respect to such Letter of Credit or after giving affect to such Letters of Credit on such date.

                  (c) Officer's Compliance Certificate; Additional Documents. The Administrative Agent shall have received the current Officer's Compliance Certificate and each additional document, instrument, legal opinion or other item of information reasonably requested by the Administrative Agent.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         SECTION 6.1 REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent to enter into this Agreement and the Lenders to make the Extensions of Credit, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that:

         (a) Organization; Power; Qualification. The Guarantor and its respective Subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and currently proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization. The jurisdictions in which the Guarantor and its respective Subsidiaries are organized and qualified to do business as of the Closing Date are described on Schedule 6.1(a).

         (b) Ownership. Each Subsidiary of the Guarantor as of the Closing Date is listed on Schedule 6.1(b). As of the Closing Date, the capitalization of the Guarantor and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 6.1(b). All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The shareholders of the Subsidiaries of the Guarantor and the number of shares owned by each as of the Closing Date are described on Schedule 6.1(b). As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of any Subsidiaries of the Guarantor, except as described on Schedule 6.1(b).

         (c) Authorization of Agreement, Loan Documents and Borrowing. Each Loan Party and its respective Subsidiaries, if any, has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Loan Party and its respective Subsidiaries, if any, party thereto, and each such document constitutes the legal, valid and binding obligation of such Loan Party or its Subsidiary party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         (d) Compliance of Agreement, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance by the Loan Parties and their Subsidiaries of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval which has not been obtained or violate any Applicable Law relating to any Loan Party or any of their Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Loan Party or any of their Subsidiaries or any material indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents, except, in each case, where any of the foregoing, either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         (e) Compliance with Law; Governmental Approvals. Except as set forth on Schedule 6.1(e), each Loan Party and its Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business as presently conducted, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties, except where failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

         (f) Tax Returns and Payments. Each Loan Party and its Subsidiaries has duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except where the failure to so file, pay, or make such provision for payment could not reasonably be expected to result in a Material Adverse Effect. No Governmental Authority has asserted any Lien or other claim against the Loan Party or Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved.

The charges, accruals and reserves on the books of the Loan Parties and their Subsidiaries in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof since the organization of the Loan Parties and their Subsidiaries are in the judgment of the Loan Parties adequate, and the Loan Parties do not anticipate any additional taxes or assessments for any of such years.

         (g) Intellectual Property Matters. Each Loan Party and its Subsidiaries owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither such Loan Party nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations, except where such event or liability could not reasonably be expected to result in a Material Adverse Effect.

         (h) Environmental Matters. Except as set forth in the environmental reports provided to the Administrative Agent and Lenders on or prior to the Closing Date and identified on Schedule 6.1(h):

                        (i) The properties of the Loan Parties and their Subsidiaries do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of, or (B) could give rise to liability under, applicable Environmental Laws, except where such violation or liability could not reasonably be expected to result in a Material Adverse Effect;

                       (ii) Such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could reasonably be expected to interfere with the continued operation of such properties, except where failure to so comply or the existence of such contamination could not reasonably be expected to result in a Material Adverse Effect;

                      (iii) No Loan Party nor any Subsidiary thereof has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of their properties or the operations conducted in connection therewith, and no Loan Party nor any Subsidiary thereof has knowledge or reason to believe that any such notice will be received or is being threatened, except where such notice could not reasonably be expected to result in a Material Adverse Effect;

                       (iv) To the best knowledge of the Loan Parties and their Subsidiaries, Hazardous Materials have not been transported or disposed of from the properties of the Loan Parties or their Subsidiaries in violation of, or in a manner or to a location which could give rise to liability under, Environmental Laws, nor since the date of acquisition of such property by any Loan Party have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Laws, except where any such event could not reasonably be expected to result in a Material Adverse Effect;

                        (v) No judicial proceedings or governmental or administrative action is pending, or, to the knowledge of the Loan Parties, threatened, under any Environmental Law to which the Loan Parties or any Subsidiary thereof is or is expected to be named as a party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such properties or such operations, except where any such event could not reasonably be expected to result in a Material Adverse Effect; and

                       (vi) To the best knowledge of the Loan Parties or their Subsidiaries, there has been no release, or to the best of the Loan Parties' knowledge, the threat of release, of Hazardous Materials at or from such properties, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws, except where such release could not reasonably be expected to result in a Material Adverse Effect.

         (i)      ERISA.

                        (i) As of the Closing Date, no Loan Party nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on Schedule 6.1(i);

                       (ii) Each Loan Party and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under
Section 401(a) of the Code (A) has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code, or (B) is within the remedial amendment period as defined in Section 401(b) of the Code as to the initial adoption of such Employee Benefit Plan. No material liability has been incurred by any Loan Party or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                      (iii) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has any Loan Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

                       (iv) Neither any Loan Party nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in
Section 406 of the ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

                        (v) No Termination Event has occurred or is reasonably expected to occur; and

                       (vi) No proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of the Loan Parties after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by any Loan Party or any ERISA Affiliate, (B) Pension Plan or
(C) Multiemployer Plan.

         (j) Margin Stock. No Loan Party nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulations U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

         (k) Government Regulation. No Loan Party nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and no Loan Party nor any Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

         (l) Material Contracts. Schedule 6.1(l) sets forth a complete and accurate list of all Material Contracts of the Loan Parties and their Subsidiaries in effect as of the Closing Date not listed on any other Schedule hereto; other than as set forth in Schedule 6.1(l), each such Material Contract is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof. The Loan Parties and their Subsidiaries have delivered to the Administrative Agent a true and complete copy of each Material Contract required to be listed on Schedule 6.1(l).

         (m) Employee Relations. As of the Closing Date, each of the Loan Parties and their respective Subsidiaries has a stable work force in place and is not, except as set forth on Schedule 6.1(m), party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees. The Loan Parties know of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving their employees or those of their respective Subsidiaries.

         (n) Burdensome Provisions. No Loan Party nor any Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Loan Parties and their Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

         (o) Financial Statements. The (i) Consolidated balance sheets of the Loan Parties and their Subsidiaries as of December 31, 1997 and the related Consolidated statements of income and retained earnings and cash flows for the Fiscal Years then ended and (ii) unaudited Consolidated balance sheet of the Loan Parties and their Subsidiaries as of June 30, 1998 and related Consolidated unaudited interim statements of income and retained earnings and cash flows, copies of which have been furnished to the Administrative Agent and each Lender, are complete, correct and present fairly in all material respects the assets, liabilities and financial position of the Loan Parties and their Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. The Loan Parties and their Subsidiaries have no Debt, material obligation or other unusual material forward or long-term commitment which is not fairly reflected in the foregoing financial statements or in the notes thereto.

         (p) No Material Adverse Change. Since December 31, 1997, there has been no material adverse change in the properties, business, operations or condition (financial or otherwise) of any Loan Party and the Subsidiaries thereof and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

         (q) Solvency. As of the Closing Date and after giving effect to each Extension of Credit made hereunder, the Loan Parties will be Solvent.

         (r) Real Property Matters. As of the Closing Date, Schedule 6.1(r) contains a correct listing of all real property owned by any Loan Party, all easements owned by any Loan Party and all material leases of any Loan Party. Each Loan Party and its Subsidiaries has such title to the real property owned by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those reflected on the balance sheets of such Loan Party and its Subsidiaries delivered pursuant to Section 6.1(o), except those which have been disposed of by such Loan Party or its Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder.

         (s) Liens. None of the properties and assets of the Loan Parties nor any Subsidiary thereof is subject to any Lien, except Liens permitted pursuant to Section 10.3. No financing statement under the Uniform Commercial Code of any state which names the Loan Parties or any

Subsidiary thereof or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and no Loan Party nor any Subsidiary thereof has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens permitted by Section 10.3 hereof.

         (t) Debt and Guaranty Obligations. Schedule 6.1(t) is a complete and correct listing of all Debt and Guaranty Obligations of the Loan Parties and their Subsidiaries as of the Closing Date in excess of $100,000. The Loan Parties and their Subsidiaries have performed and are in compliance with all of the material terms of such Debt and Guaranty Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Loan Parties or their Subsidiaries exists with respect to any such Debt or Guaranty Obligation.

         (u) Litigation. Except as set forth on Schedule 6.1(u), as of the Closing Date there are no actions, suits or proceedings pending nor, to the knowledge of the Loan Parties, threatened against or in any other way relating adversely to or affecting the Loan Parties or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority, which, if decided adversely to any of the Loan Parties, could reasonably be expected to result in a Material Adverse Effect.

         (v) Absence of Defaults. No event has occurred or is continuing which constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Loan Parties or any Subsidiary thereof under any (A) Material Contract or (B) judgment, decree or order to which the Loan Parties or their Subsidiaries are a party or by which the Loan Parties or their Subsidiaries or any of their respective properties may be bound which would require the Loan Parties or their Subsidiaries to make any material payment thereunder prior to the scheduled maturity date therefor.

         (w)      Interactive Broadband Networks and Communications Law
Matters.

                        (i) Schedule 6.1(w)(i) hereto sets forth, as of the Closing Date, and each subsequent date required pursuant to Section 8.12 or
Section 10.4, a true and complete list of each Interactive Broadband Network owned or operated by any Loan Party identified by the jurisdiction served by such Interactive Broadband Network.

                       (ii) Schedule 6.1(w)(ii) hereto sets forth, as of the Closing Date, and each subsequent date required pursuant to Section 8.12 or Section 10.4, a true and complete list of the CATV Franchises (and expiration dates thereof) of each Loan Party and the jurisdiction served thereby.

                      (iii) Schedule 6.1(w)(iii) hereto sets forth, as of the Closing Date, and each subsequent date required pursuant to Section 8.12 or Section 10.4, a true and complete list of all Communications Licenses and other PUC Authorizations (and the expiration dates thereof) of each Loan Party pertaining to the provision of local telecommunications services and high-speed internet access and, if applicable, the jurisdiction served thereby.

                       (iv) Schedule 6.1(w)(iv) hereto sets forth, as of the Closing Date, and each subsequent date required pursuant to Section 8.12 or Section 10.4, a true and complete list of all Communications Licenses and other PUC Authorizations (and the expiration dates thereof) of each Loan Party pertaining to the provision of long distance telecommunications services and high-speed internet access and, if applicable, the jurisdiction served thereby.

                        (v) Schedule 6.1(w)(v) hereto sets forth, as of the Closing Date, a true and complete list of all Communications Licenses and other PUC Authorizations (and the expiration dates thereof) not listed on any other Schedule hereto of any Loan Party, and, if applicable, the jurisdiction served thereby.

                       (vi) Schedule 6.1(w)(vi) hereto sets forth, as of the Closing Date, a true and complete list of the Network Agreements of each Loan Party and its Subsidiaries which constitute Material Contracts, each of which is in full force and effect and neither any Loan Party nor, to the best knowledge of any Loan Party, any of the other parties thereto, is in default of any of the provisions thereof in any material respect.

                      (vii) No Loan Party nor any of their respective Subsidiaries is in violation of any duty or obligation required by any Communications Law, the Cable Act or any other Applicable Law pertaining to or regulating the operation of any Interactive Broadband Network or the provision of Broadband Services, except where such violation could not reasonably be expected to result in a Material Adverse Effect.

                     (viii) Each Loan Party and its Subsidiaries possess all Governmental Approvals necessary to own and operate any Interactive Broadband Network or any other long distance telecommunications systems presently operated by such Loan Party or otherwise for the operations of their businesses and are not in violation thereof, except where the failure to so possess could not reasonably be expected to have a Material Adverse Effect. All such material Governmental Approvals are in full force and effect and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material and adverse modification of any such Governmental Approval.

                       (ix) There is not pending or, to the best knowledge of any Loan Party, threatened, any action by the FCC or any other Governmental Authority to revoke, cancel, suspend or refuse to renew any Communications License, CATV Franchise or PUC Authorization held by any Loan Party or any of its Subsidiaries. There is not pending or, to the best knowledge of any Loan Party, threatened, any action by the FCC or any other Governmental Authority to modify adversely, revoke, cancel, suspend or refuse to renew any other Governmental Approval. To the knowledge of the Loan Parties, no event has occurred and is continuing which could reasonably be expected to
(A) result in the imposition of a material forfeiture or the revocation, termination or adverse modification of any such Communications License or PUC Authorization or (B) materially and adversely affect any rights of any Loan



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

Party thereunder. Each Loan Party has no reason to believe and has no knowledge that any of its Communications Licenses or PUC Authorizations will fail to be renewed in the ordinary course.

                        (x) Except as set forth on Schedule 6.1(w)(x), no franchising authority has notified any Loan Party or any of its Subsidiaries of its application to be certified to regulate rates as provided in Section
76.910 of the FCC rules implementing the rate regulation provisions of the Cable Act and no Governmental Authority that has issued a CATV Franchise to any Loan Party has notified any Loan Party or any of its Subsidiaries that it has been certified and has adopted regulations required to commence regulation as provided in Section 76.910(c)(2) of such rate regulation rules.

                       (xi) There is not issued or outstanding or, to the best knowledge of any Loan Party, threatened, any notice of any hearing, violation or complaint against any Loan Party or any of its Subsidiaries with respect to the provision of Broadband Services by any Loan Party or any of its Subsidiaries or with respect to the operation of any portion of any Interactive Broadband Network, except for any such hearing, violation or complaint which could not reasonably be expected to have a Material Adverse Effect and no Loan Party has any knowledge that any Person intends to contest renewal of any Communication License, PUC Authorization, CATV Franchise or other Governmental Approval or Pole Agreement.

                      (xii) All notices, statements of account, supplements and other documents required under Section 111 of the Copyright Act of 1976 and under the rules of the Copyright Office with respect to the carriage of off-air signals by the Interactive Broadband Networks have been duly filed, and the proper amount of copyright fees have been paid on a timely basis, and each such Interactive Broadband Network qualifies for the compulsory license under Section 111 of the Copyright Act of 1976, except where failure to so file, pay or qualify could not reasonably be expected to result in a Material Adverse Effect.

                     (xiii) The carriage of all off-air signals by the Interactive Broadband Networks is permitted by valid retransmission consent agreements or by must-carry elections by broadcasters, or is otherwise permitted under Applicable Law.

         (x) Condition of Systems. All of the material properties, equipment and systems of each Loan Party and its Subsidiaries, including without limitation the Interactive Broadband Networks, are, and all those to be added in connection with any contemplated system expansion or construction will be, in good repair and condition, ordinary wear and tear excepted, and in working order and condition which is in accordance with applicable industry standards, and are and will be in compliance with all standards or rules imposed by any Governmental Authority, except where failure to be in such condition or to so comply could not reasonably be expected to result in a Material Adverse Effect.

         (y) Fees. Each Loan Party and its Subsidiaries has paid all franchise, license or other fees and charges material to the CATV Franchises, Communications Licenses, PUC Authorizations, any Interactive Broadband Network and other matters respecting the operation of its business which have become due pursuant to any Governmental Approval or other permit in respect of its business, except where the failure to so pay could not reasonably be expected to result in a Material Adverse Effect.

         (z) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of the Loan Parties or any Subsidiary thereof and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No document furnished or written statement made to the Administrative Agent or the Lenders by the Loan Parties or any Subsidiary thereof in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Loan Parties or their Subsidiaries or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. The Loan Parties are not aware of any facts which they have not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as the Loan Parties can now foresee, could reasonably be expected to have a Material Adverse Effect.

         SECTION 6.2 REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR. To induce the Administrative Agent to enter into this Agreement and the Lenders to make the Loans, the Guarantor hereby represents and warrants to the Administrative Agent and Lenders that:

         (a) the restrictions set forth in Section 10.7 on the ability of the Subsidiaries of the Guarantor to pay dividends or make any distribution to the Guarantor are not more materially disadvantageous to the holders of the Senior Discount Notes than restrictions which are customary in financings comparable to this Agreement; and

         (b) the restrictions set forth in Section 10.7 on the ability of the Subsidiaries of the Guarantor to pay dividends or make any distribution to the Guarantor are not reasonably expected to materially effect the Guarantor's ability to make principal or interest payments on the Senior Discount Notes.

         SECTION 6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations and warranties set forth in this Article VI and all representations and warranties contained in any certificate, or any of the Loan Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

                                  ARTICLE VII

                       FINANCIAL INFORMATION AND NOTICES

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.11, the Loan Parties will furnish or cause to be furnished to the Administrative Agent and to the Lenders at their respective addresses as set forth on Schedule 1.1(a), or such other office as may be designated by the Administrative Agent and Lenders from time to time:

         SECTION 7.1       FINANCIAL STATEMENTS AND PROJECTIONS.

         (a) Quarterly Financial Statements. As soon as practicable and in any event within sixty (60) days after the end of each fiscal quarter, an unaudited Consolidated balance sheet of the Loan Parties as of the close of such fiscal quarter and unaudited Consolidated statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by the Loan Parties in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of GAAP accounting principles and practices during the period, and certified by a Responsible Officer of the Guarantor to present fairly in all material respects the financial condition of the Loan Parties as of their respective dates and the results of operations of the Loan Parties for the respective periods then ended, subject to normal year end adjustments.

         (b) Annual Financial Statements. As soon as practicable and in any event within one hundred and twenty (120) days after the end of each Fiscal Year, an audited Consolidated balance sheet of the Loan Parties as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by an independent certified public accounting firm acceptable to the Administrative Agent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of GAAP accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Loan Parties or with respect to accounting principles followed by the Loan Parties not in accordance with GAAP.

         (c) Annual Business Plan and Financial Projections. As soon as practicable and in any event within thirty (30) days after to the beginning of each Fiscal Year, a business plan of the Loan Parties and their Subsidiaries for the ensuing Fiscal Year, such plan to be prepared in accordance with GAAP and to include, on a monthly basis, the following: a monthly operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report containing management's discussion and analysis of such projections, accompanied by a certificate from a Responsible Officer of the Guarantor to the effect that, to the best of such officer's knowledge, such projections are good faith estimates of the financial condition and operations of the Loan Parties for such Fiscal Year.

         SECTION 7.2 OFFICER'S COMPLIANCE CERTIFICATE. At each time financial statements are delivered pursuant to Section 7.1 (a) or (b) and at such other times as the Administrative Agent shall reasonably request, a certificate of a Responsible Officer of the Guarantor in the form of Exhibit E attached hereto (an "Officer's Compliance Certificate").

         SECTION 7.3 ACCOUNTANTS' CERTIFICATE. At each time financial statements are delivered pursuant to Section 7.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

         (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

         (b) including the calculations prepared by such accountants required to establish whether or not the Loan Parties and their Subsidiaries are in compliance with the financial covenants set forth in Article X hereof as at the end of each respective period.

         SECTION 7.4       OTHER REPORTS.

         (a) As soon as practicable and in any event within sixty (60) days after the end of each fiscal quarter, quarterly management reports, in form and substance to be agreed with the Administrative Agent, detailing the number Connections, the type of Connections and the revenue per Connection;

         (b) Such other information regarding the operations, business affairs and financial condition of the Loan Parties or any of their Subsidiaries as the Administrative Agent or any Lender may reasonably request; and

         (c) In advance of (i) the entrance into any new market by any Loan Party or (ii) any change of prospective markets of any Loan Party or (iii) any deferral of any market, deliver to the Administrative Agent a revised business plan, in form and substance reasonably satisfactory thereto, to include such new market change in a prospective market or the deferral of any market, as applicable.

         SECTION 7.5 NOTICE OF LITIGATION AND OTHER MATTERS. Prompt (but in no event later than ten (10) Business Days after any officer of any Loan Party obtains knowledge thereof) telephonic and written notice of:

         (a) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving any Loan Party or any of their respective properties, assets or businesses, which if adversely decided to such Loan Party, could reasonably be expected to have a Material Adverse Effect;

         (b) any notice of any violation received by any Loan Party from any Governmental Authority including, without limitation, any notice of violation of any Communications License or of Environmental Laws;

         (c) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against any Loan Party where such strike or work action can reasonably be expected to result in a Material Adverse Effect;

         (d) any attachment, judgment, lien, levy or order exceeding $1,000,000 that may be assessed against any Loan Party;

         (e) any Default or Event of Default, or any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which any Loan Party is a party or by which any Loan Party or any of their respective properties may be bound;

         (f) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under
Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by any Loan Party or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any Loan Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) any Loan Party obtaining knowledge or reason to know that any Loan Party or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA; and

         (g)      any event which makes any of the representations set forth in
Section 6.1 inaccurate in any respect.

         SECTION 7.6 ACCURACY OF INFORMATION. All written information, reports, statements and other papers and data furnished by or on behalf of the Loan Parties to the Administrative Agent or any Lender (other than financial forecasts) whether pursuant to this Article VII or any other provision of this Agreement, or any of the Security Documents, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent or any Lender complete, true and accurate knowledge of the subject matter based on the Loan Parties' knowledge thereof.

                                  ARTICLE VIII

                             AFFIRMATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 14.11, each Loan Party will, and will cause its Subsidiaries to:

         SECTION 8.1 PRESERVATION OF CORPORATE EXISTENCE AND RELATED MATTERS. Except as permitted by Section 10.5, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

         SECTION 8.2 MAINTENANCE OF PROPERTY. Protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition all such buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business.

         SECTION 8.3 INSURANCE. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         SECTION 8.4 ACCOUNTING METHODS AND FINANCIAL RECORDS. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

         SECTION 8.5 PAYMENT AND PERFORMANCE OF OBLIGATIONS. Pay and perform all Obligations under this Agreement and the other Loan Documents (the Lenders acknowledge that KNOLOGY of Georgia, Inc. has no such Obligations), and pay or perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) all other indebtedness (including, without limitation, Intercompany Debt), obligations and liabilities in accordance with customary trade practices which shall include payment of accounts payable within sixty (60) days; provided, that such Loan Party may contest any item described in clauses (a) or (b) of this Section
8.5 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

         SECTION 8.6 COMPLIANCE WITH LAWS AND APPROVALS. Observe and remain in compliance with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business, except where the failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 8.7 ENVIRONMENTAL LAWS. In addition to and without limiting the generality of Section 8.6, (a) comply with, and require such compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except where the failure to so comply could not reasonably be expected to result in a Material Adverse Effect, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of such Loan Party or such Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 8.8 COMPLIANCE WITH ERISA. In addition to and without limiting the generality of Section 8.6, (a) comply in all material respects with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (b) not take any action or fail to take action the result of which could be a material liability to the PBGC or to a Multiemployer Plan, (c) not participate in any prohibited transaction that could result in any material civil penalty under ERISA or tax under the Code, (d) operate each Employee Benefit Plan in such a manner that will not incur any material tax liability under Section 4980B of the Code or any material liability to any qualified beneficiary as defined in
Section 4980B of the Code and (e) furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

         SECTION 8.9 COMPLIANCE WITH AGREEMENTS. Comply in all respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including, without limitation, any Programming Agreement, any Network Agreement and any Material Contract, except where the failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 8.10 CONDUCT OF BUSINESS. Unless otherwise agreed in writing by the Administrative Agent and Required Lenders, engage only in a Substantially Similar Business.

         SECTION 8.11 VISITS AND INSPECTIONS. Permit representatives of the Administrative Agent or any Lender, from time to time and upon reasonable notice, to: visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects.

         SECTION 8.12      ADDITIONAL SUBSIDIARIES; ADDITIONAL COLLATERAL; NEW
EQUITY.

         (a) Upon the creation or acquisition of any Subsidiary possessing assets in excess of One Thousand Dollars ($1,000) of any Loan Party permitted by this Agreement and, with respect to KNOLOGY of Georgia, Inc., upon the obtaining (but without imposing any obligation to seek such Governmental Approval) of any Governmental Approval permitting KNOLOGY of Georgia, Inc. to incur Debt and/or grant Liens on its assets (including, without limitation, a change in Applicable Law such that Governmental Approval is no longer required), cause to be executed and delivered to the Administrative Agent (i) a joinder agreement hereto in form and substance reasonably satisfactory to the Administrative Agent and Required Lenders in order that such Person becomes a Borrower hereunder, (ii) a supplement substantially in the form attached as Annex II to the Security Agreement, (iii) a supplement substantially in the form attached as Exhibit A to the Pledge Agreement, or if applicable, a separate pledge agreement substantially in the form of the Pledge Agreement executed by the parent of such new Subsidiary, (v) one or more duly executed Mortgages and/or Collateral Assignments, as applicable, with respect to any real property owned or leased by such Subsidiary and such consents of third parties as are required to grant a security interest in such real property (except as cannot be obtained pursuant to the proviso set forth in Section 5.2(d)(i)), (vi) updated version of each Schedule referred to in Section 6.1(w) to reflect all changes to such Schedules resulting from such creation or acquisition of such Subsidiary and (vii) such other documents reasonably requested by the Administrative Agent and Required Lenders consistent with the terms of this Agreement which provide that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that the assets of such Subsidiary shall become Collateral for the Obligations. Upon satisfaction of the conditions set forth in this Section 8.12(a), each Subsidiary shall become a Borrower hereunder and under the other Loan Documents to the same extent as if such Subsidiary had been a party hereto and thereto on the Closing Date. Notwithstanding the foregoing, nothing in this
Section 8.12 shall be deemed to prohibit any Lien or other encumberance permitted pursuant to Section 10.3.

         (b) Upon the acquisition by any Loan Party or Subsidiary thereof, of any real property (whether owned in fee or leased) not listed on Schedule 6.1(r), provide to the Administrative Agent copies of the purchase or lease documents, as applicable, with respect thereto; and if requested by the Administrative Agent or Required Lenders, promptly execute and deliver to the Administrative Agent and the Lenders a Mortgage, Collateral Assignment, landlord agreement, and all documents and other items reasonably requested by the Administrative Agent with respect to any such newly acquired real property (except as cannot be obtained pursuant to the proviso set forth in Section 5.2(d)(i)), in each case in form and substance reasonably satisfactory to the Administrative Agent and Required Lenders. Notwithstanding the foregoing, nothing in this Section 8.12 shall be deemed to prohibit any Lien or other encumberance permitted pursuant to Section 10.3.

         (c) Use best efforts to obtain consents of the applicable Governmental Authority or third party to the security interest of the Administrative Agent, on behalf of itself and the Lenders, in the CATV Franchises, PUC Authorizations or Material Contracts identified on Schedule 5.2(d) (excluding any such CATV Franchise, PUC Authorization or Material Contract for which a consent has previously been delivered or for which such requirement has been waived), and, where required, in any CATV Franchise or PUC Authorization acquired by any Loan Party subsequent to the date hereof and any Material Contract executed subsequent to the date hereof which replaces, supersedes or is entered into for substantially the same business purpose (as reasonably determined by the Administrative Agent in consultation with the Borrowers) as any Material Contract set forth on Schedule 5.2(d). For purposes of this Section 8.12(c) the term "best efforts" shall mean, as applicable: (i) the filing of an application or submission of a written request (in each case with a copy delivered to the Administrative Agent) to the appropriate Governmental Authority or third party for such consent within forty five (45) days after the closing date or acquisition date, as applicable, (ii) compliance with all applicable procedures with regard to obtaining any such consents,
(iii) good faith negotiations, (iv) payment of fees and charges necessary to obtain such consents in such amount as are paid for such purposes in the ordinary course of business and (v) with respect to any formal denial of any such request by any Governmental Authority, the exhaustion of reasonable appeals of such formal denial. Notwithstanding the foregoing, the Loan Parties and their Subsidiaries shall have no obligation to seek such consents in those situations where Applicable Law (other than the local municipal ordinances creating or providing for any CATV Franchise) expressly prohibits or does not recognize a security interest in a CATV Franchise or a PUC Authorization, unless and until such Applicable Law changes so as to permit or recognize such security interest.

         (d) Notwithstanding anything contained in any one or more of the Loan Documents to the contrary, it is agreed that the Loan Parties shall not be deemed to have granted a security interest in any Communications License, CATV Franchise, PUC Authorization or agreement with respect to which the consent or approval of any third party is necessary for the creation of such a security interest until such time, if ever, as the consents or approvals applicable with respect to such Communications License, CATV Franchise, PUC Authorization or agreement have been obtained.

         (e) Upon the issuance of any new class or series of capital stock or other equity ownership interest by any Borrower ("New Equity"), cause to be executed and delivered to the Administrative Agent (i) a pledge agreement substantially in the form of the Pledge Agreement and (ii) such other documents as reasonably requested by the Administrative Agent and Lenders.

         SECTION 8.13 KNOLOGY OF GEORGIA. At any time as the book value of all tangible assets owned by KNOLOGY of Georgia, Inc. (excluding any Communications Licenses and/or PUC Authorizations) exceeds Three Million Dollars ($3,000,000), cause KNOLOGY of Georgia, Inc. to promptly declare a dividend or distribution in an amount equal to or greater than such excess which such dividend shall be paid or distribution made within fifteen (15) days after the declaration thereof. This Section 8.13 shall be of no further effect upon such date, if any, as KNOLOGY of Georgia, Inc. is joined to this Agreement as a Borrower pursuant to Section 8.12(a).

         SECTION 8.14 YEAR 2000 COMPATIBILITY. Maintain and pursue with reasonable diligence a plan of the type and extent as is customarily maintained by similar businesses and is reasonably acceptable to the Administrative Agent, and which is designed to assure that the Loan Parties' computer based systems are able to operate on and after January 1, 2000 with respect to and effectively process data which includes dates on and after January 1, 2000 ("Year 200 Compatibility"). At the request of the Administrative Agent, the Loan Parties shall provide information reasonably satisfactory to the Administrative Agent regarding such plan, the steps taken to pursue such plan and the Loan Parties' determinations regarding Year 2000 Compatibility.

         SECTION 8.15 FURTHER ASSURANCES. Make, perform, execute and deliver all such additional and further acts, things, deeds and instruments as the Administrative Agent or any Lender may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and ensure the Administrative Agent and the Lenders of their respective rights under this Agreement, the Notes, the Letters of Credit and the other Loan Documents.

                                   ARTICLE IX

                              FINANCIAL COVENANTS

         Upon the Initial Funding Date and thereafter, until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.11, the Loan Parties and their Subsidiaries will not:

         SECTION 9.1 MAXIMUM CONSOLIDATED SENIOR FUNDED DEBT TO CONSOLIDATED ADJUSTED CASH FLOW RATIO. As of the end of any fiscal quarter permit the ratio of (a) Consolidated Senior Funded Debt to (b) Consolidated Adjusted Cash Flow to exceed 5.00 to 1.00.

         SECTION 9.2 MINIMUM CONSOLIDATED ADJUSTED CASH FLOW TO CASH INTEREST EXPENSE RATIO. As of the end of any fiscal quarter permit the ratio of
(a) Consolidated Adjusted Cash Flow to (b) Cash Interest Expense to be less than 2.00 to 1.00.

         SECTION 9.3 MAXIMUM CONSOLIDATED SENIOR FUNDED DEBT TO CONTRIBUTED CAPITAL RATIO. At any time permit the ratio of (a) Consolidated Senior Funded Debt to (b) Contributed Capital to exceed 0.25 to 1.00.

         SECTION 9.4       BORROWER PERFORMANCE TESTS.

         (a)      Minimum Number of Connections:

         As of the end of any fiscal quarter, but only after an Extension of Credit has been made under this Agreement, permit the average number of Connections to be less than the corresponding minimum average number of Connections for such fiscal quarter end set forth below:

                       12/31/98               77,500
                        3/31/99               86,700
                        6/30/99               94,900
                        9/30/99              104,500
                       12/31/99              115,800
                        3/31/00              127,800
                        6/30/00              141,000
                        9/30/00              157,000
                       12/31/00              175,000
                        3/31/01              195,000
                        6/30/01              220,000
                        9/30/01              240,000
                       12/31/01              260,000
                        3/31/02              280,000
                        6/30/02              305,000
                        9/30/02              325,000
                       12/31/02              340,000

         (b)      Minimum Revenue per Connection:

         As of the end of any fiscal quarter, but only after an Extension of Credit has been made under this Agreement, permit (i) the quotient of (A) total revenue (before discounts and allowances) for such fiscal quarter (excluding Broadband Carrier Services revenues) divided by (B) three divided by (ii) the average number of billed Connections as of such fiscal quarter to be less than the corresponding minimum amount for such fiscal quarter end set forth below:

                       12/31/98                35.22
                        3/31/99                36.38
                        6/30/99                37.14
                        9/30/99                38.02
                       12/31/99                38.85
                        3/31/00                40.22

                        6/30/00                40.91
                        9/30/00                41.47
                       12/31/00                41.78
                        3/31/01                42.50
                        6/30/01                42.92
                        9/30/01                43.57
                       12/31/01                44.01
                        3/31/02                44.87
                        6/30/02                45.16
                        9/30/02                45.61
                       12/31/02                45.93

                                   ARTICLE X

                               NEGATIVE COVENANTS

         Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.11 hereof, the Loan Parties will not and will not permit their Subsidiaries to:

         SECTION 10.1 LIMITATIONS ON DEBT. Create, incur, assume or suffer to exist any Debt except:

         (a)      the Obligations;

         (b)      Subordinated Debt;

         (c) Debt existing on the Closing Date and not otherwise permitted under this Section 10.1, as set forth on Schedule 6.1(t), and the renewal and refinancing (but not the increase) thereof;

         (d) Debt of the Borrowers incurred in connection with Capital Leases in an aggregate amount not to exceed $10,000,000 on any date of determination and the renewal and refinancing (but not the increase if such increase would cause the foregoing Dollar amount limitation to be exceeded) thereof;

         (e) purchase money Debt of the Borrowers in an aggregate amount not to exceed $10,000,000 on any date of determination and the renewal and refinancing (but not the increase if such increase would cause the foregoing Dollar amount limitation to be exceeded) thereof;

         (f)      Debt consisting of Guaranty Obligations permitted by Section
10.2;

         (g)      Debt of the Guarantor, not otherwise permitted under this
Section 10.1, on terms and conditions reasonably acceptable to the Administrative Agent and Required Lenders and the renewal and refinancing (but not the increase) thereof; provided that any additional Debt in the form of senior notes issued by the Guarantor after the date hereof is hereby deemed approved for all purposes of this Section 10.1(g) so long as such notes
(i) do not yield gross proceeds in excess of $275,000,000, (ii) do not provide for any scheduled payment of principal thereunder prior to the Termination Date, (iii) do not provide for any scheduled payment of interest thereunder (other than out of an escrow account funded with proceeds of such notes at the time of the issuance thereof) for a period of at least three years following the date of issuance thereof, (iv) are unsecured (other than any security interest in an escrow account funded with a portion of the proceeds of such notes at the time of issuance thereof), and (v) do not contain any other material covenants which are materially less favorable to the Guarantor than the terms of the Senior Discount Notes;

         (h)      Intercompany Debt not otherwise permitted under this Section
10.1;

         (i)      Debt of any Loan Party not otherwise permitted under this
Section 10.1, incurred by reason of merger or otherwise assumed in connection with any acquisition permitted pursuant to Section 10.4(c) in an aggregate principal amount not to exceed $10,000,000 during the term of this Agreement, the terms and conditions of which (including without limitation any collateral security therefor) shall be reasonably acceptable to the Administrative Agent and Lenders;

         (j) Debt incurred in connection with any Hedging Agreement with a counterparty satisfactory to the Administrative Agent (unless such counterparty is (i) a Lender, (ii) an Affiliate of a Lender or (iii) any third party who would qualify as an Eligible Assignee) and upon terms and conditions reasonably satisfactory to the Administrative Agent; and

         (k) Debt in respect of performance, surety or appeal bonds provided in the ordinary course of business or in respect of indemnification or other obligations incurred in connection with the disposition of any assets permitted pursuant to Section 10.6.

provided, that none of the Debt permitted to be incurred by this Section shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Subsidiary of any Loan Party to make any payment to any Borrower or any of their respective Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling such Borrower to pay the Obligations. Notwithstanding the foregoing, the Loan Parties will not and will not permit their Subsidiaries to permit KNOLOGY of Georgia, Inc. to seek, apply or obtain any Governmental Approval which would permit KNOLOGY of Georgia, Inc. to incur any Debt or to grant any Lien on any of its assets, except in favor of the Lenders.

         SECTION 10.2 LIMITATIONS ON GUARANTY OBLIGATIONS. Create, incur, assume or suffer to exist any Guaranty Obligations except:

         (a) Guaranty Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

         (b) Guaranty Obligations in an amount not to exceed $2,500,000 to secure payment or performance of customer service contracts entered into in the ordinary course of business;

         (c) Guaranty Obligations existing on the Closing Date and not otherwise permitted under this Section 10.2, as set forth on Schedule 6.1(t) and the renewal and refinancing (but not the increase) thereof; and

         (d) Guaranty Obligations of any Loan Party of (i) Debt of any other Loan Party permitted by Section 10.1 or (ii) contract performance obligations of any other Loan Party that do not constitute Debt.

         SECTION 10.3 LIMITATIONS ON LIENS. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including without limitation shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

         (a) Liens for taxes, assessments, customs duties and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) which are not overdue for a period of more than ninety (90) days or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

         (b) common law and statutory Liens of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than ninety (90) days or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

         (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations (not to exceed $2,500,000) under customer service contracts, statutory or regulatory obligations, bank acceptances, surety and appeal bonds, government contracts, performance bonds and other obligations of a similar nature incurred in the ordinary course of business;

         (d) Liens constituting encumbrances in the nature of municipal ordinances or zoning restrictions, easements and rights or restrictions of record on the use of real property, title defects or other irregularities, which in the aggregate are not substantial in amount and which do not, in any case, detract in a material manner from the value of such property or impair the use thereof in the ordinary conduct of business;

         (e) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

         (f) Liens not otherwise permitted by this Section 10.3 and in existence on the Closing Date and described on Schedule 10.3;

         (g)      Liens securing Debt permitted under Section 10.1(d);

         (h) Liens securing Debt permitted under Section 10.1(e); provided that (i) such Liens shall be created within six months after the latest to occur of the acquisition, the completion of construction or the commencement of operation of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt and improvements thereon, (iii) the amount of Debt secured thereby is not increased and (iv) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price of such property at the time it was acquired;

         (i) leases (other than operating leases referred to in clause (k) below) or subleases granted to others that do not materially interfere with the ordinary course of business of the Loan Parties, taken as a whole;

         (j) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of any Loan Party relating to such property or assets;

         (k) any interest or title of a lessor in the property subject to any operating lease, including Liens arising from filing Uniform Commercial Code financing statements regarding leases;

         (l)      Liens securing Debt permitted pursuant to Section 10.1(h) or
Section 10.1(j);

         (m) Liens securing Debt permitted in accordance with Section 10.1(i) and existing on any property or asset prior to the acquisition thereof by any Loan Party or any Subsidiary; provided, that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of any Loan Party;

         (n) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Loan Party in the ordinary course of business in accordance with the past practices of such Loan Party prior to the Closing Date; provided, that the fair market value of the assets subject to such Liens does not exceed $1,000,000 in the aggregate at any time;

         (o) Liens that secure Debt permitted pursuant to Section 10.1(g) (excluding additional Debt in the form of senior notes issued pursuant to the proviso set forth in such Section 10.1(g)) with an aggregate principal amount not to exceed $5,000,000 at any time outstanding;

         (p) Liens made in the ordinary course of business on assets subject to rights-of-way, pole attachment, use of conduit, use of trenches or similar agreements securing any Loan Party's obligations under such agreements; provided, that such Liens apply only to the assets subject to any of the foregoing agreements; and

         (q) Liens not otherwise permitted under this Section 10.3 securing Debt permitted under Section 10.1 or consisting of final judgments or orders not constituting a Default or Event of Default in an aggregate amount not to exceed $5,000,000.

         SECTION 10.4 LIMITATIONS ON LOANS, ADVANCES, INVESTMENTS AND ACQUISITIONS. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture (including without limitation in connection with the capitalization of any Subsidiary), evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person (such loans, advances, investments and acquisitions collectively referred to as "investments") except:

         (a) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and having a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Ratings Services, (iii) time deposit accounts, money market deposits and certificates of deposit maturing no more than one (1) year from the date of creation thereof issued by commercial banks or trust companies organized under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, (iv) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the type described in clause (i) above entered into with a commercial bank meeting the qualifications described in clause (iii) above, or (v) securities with maturities of six months or less from the date of acquisition issued or unconditionally guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Ratings Services or Moody's Investors Service, Inc.;

         (b) (i) investments of any Loan Party in any other Loan Party, and (ii) investments existing on the Closing Date and described on Schedule 10.4;

         (c)      investments by a Loan Party in the form of:

                  (i) the creation, acquisition or capitalization of any Borrowers after the Closing Date not otherwise permitted under this Section 10.4;

                  (ii) acquisitions of assets through like kind exchanges; provided, that (A) no Default or Event of Default has occurred and is continuing or would result therefrom, (B) such investment has been previously approved in writing by the Required Lenders, (C) the Loan Parties shall have delivered to the Administrative Agent financial projections in form and substance reasonably satisfactory to the Administrative Agent, evidencing compliance, on a pro forma basis, with the covenants contained in Articles IX and X hereof, and evidencing the ability of the Loan Parties to meet all of their Obligations; and (D) the Borrowers and their respective Subsidiaries shall have complied with all applicable provisions of Section 8.12; and

                  (iii) investments by the Borrowers in the form of acquisitions of all or substantially all of the business or a line of business of any other Person (whether by the acquisition of capital stock or other equity ownership interests, assets or any combination thereof) which are consummated in accordance with the following requirements of this Section 10.4(c)(iii) (any such acquisition, a "Permitted Acquisition"): (A) the acquired Person shall be and substantially all of the acquired assets shall be utilized in a Substantially Similar Business as the Borrower, (B) no Default or Event of Default shall have occurred and be continuing or be created by the relevant Permitted Acquisition as evidenced by a certificate of the Borrowers delivered on the closing date thereof to the Administrative Agent and the Required Lenders in form and substance satisfactory to the Administrative Agent and demonstrating pro forma compliance with the financial covenants set forth in Article IX and the other terms of the Loan Documents, (C) a description of the relevant Permitted Acquisition in reasonable detail and the corresponding documentation shall be furnished by the Borrowers to the Lenders at least fifteen (15) Business Days prior to the closing date thereof (to be followed by any changed pages and fully executed copies promptly after the creation thereof) and (D) the aggregate cash or any other consideration for any such Permitted Acquisition or series of related acquisitions does not exceed Five Million Dollars ($5,000,000) over the term of this Agreement; provided that any Permitted Acquisition that is approved in writing by the Administrative Agent and Required Lenders (either prior or subsequent to the closing date of such acquisition) shall not be counted against the Five Million Dollar ($5,000,000) limitation.

         (d) commission, payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP;

         (e) receipt of stock, obligations or securities received in satisfaction of judgments in favor of any Loan Party;

         (f) investments in prepaid expenses, negotiable instruments held for collection, and lease, utility and workers' compensation, performance and other similar deposits; and

         (g) loans or advances to employees of any Loan Party made in the ordinary course of business that do not in the aggregate exceed $500,000 at any time outstanding.

         SECTION 10.5 LIMITATIONS ON MERGERS AND LIQUIDATION. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

         (a) any Loan Party (except the Guarantor) may merge with any other Loan Party;

         (b) any Subsidiary may merge with or into the Person such Subsidiary was formed to acquire in connection with an acquisition permitted by
Section 10.4(c); and

         (c) any Subsidiary of any Loan Party may wind-up into such Loan Party or any other Subsidiary of such Loan Party.

         SECTION 10.6 LIMITATIONS ON SALE OF ASSETS. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

         (a) the conveyance, sale, lease, assignment, transfer or other disposition of assets or securities in the ordinary course of business;

         (b) the conveyance, sale, lease, assignment, transfer or other disposition of obsolete assets no longer used or usable in the business of the applicable Loan Party;

         (c) the conveyance, sale, lease, assignment, transfer or other disposition of assets to any Loan Party (including in connection with a sale leaseback transaction among Loan Parties); provided, that any assets transferred to the Guarantor pursuant to this Section 10.6(c) shall at all times be subject to a perfected first priority Lien in favor of the Administrative Agent, on behalf of the Lenders;

         (d) the conveyance, sale, lease, assignment, transfer or other disposition or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

         (e) the disposition of any asset pursuant to a like kind exchange permitted pursuant to Section 10.4(c);

         (f) issuance of equity securities by the Guarantor; provided, that the Net Cash Proceeds from any such issuance of equity securities are used in accordance with Section 2.5(b)(iii);

         (g) any other sale of assets; provided, that (i) the aggregate Net Cash Proceeds from any such sale of assets do not exceed $5,000,000 in any Fiscal Year and (ii) the Net Cash Proceeds from any such sale of assets are used in accordance with Section 2.5(b)(ii); and

         (h) any sale of assets in connection with a sale leaseback transaction not otherwise permitted under this Section 10.6; provided, that (i) such transaction (A) does not involve the sale of any asset which constitutes all or any portion of an Interactive Broadband Network and (B) the aggregate salesprice in connection with all such transactions does not exceed $15,000,000 during the term hereof.

         SECTION 10.7 LIMITATIONS ON DIVIDENDS AND DISTRIBUTIONS. Declare or pay any dividends upon any of its capital stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock, or make any change in its capital structure that could reasonably be expected to have a Material Adverse Effect; provided that:

         (a) each direct and indirect Subsidiary of the Guarantor may pay dividends or make any other distributions permitted by Applicable Law on any capital stock of such Subsidiary owned by the Guarantor or any of its direct and indirect Subsidiaries;

         (b) any Borrower or any Subsidiary may pay dividends in shares of its own capital stock;

         (c) any Borrower or any Subsidiary may repurchase shares of its own capital stock in an amount not to exceed $100,000 per Fiscal Year in order to eliminate fractional shares;

         (d)      any Subsidiary may pay cash dividends to any Borrower;

         (e) any Loan Party may (i) make payments or distributions to dissenting stockholders pursuant to Applicable Law in connection with a consolidation, merger or transfer of assets that complies with the provisions of this Agreement, (ii) purchase, redeem, acquire, cancel or otherwise retire for value shares of stock of such Loan Party to the extent necessary, in the judgment of its board of directors, to prevent the loss or secure the renewal or reinstatement of any license or franchise held by such Loan Party from any governmental agency and (iii) may purchase, redeem, retire or otherwise acquire for value shares of stock of such Loan Party, or options to purchase such shares, held by directors, employees, or former directors or employees of such Loan Party (or their estates or beneficiaries under their estates) upon their death, disability, retirement, termination of employment or pursuant to the terms of any agreement under which such shares of stock or options were issued; provided that, the aggregate amount of all payments, distributions, purchases, redemptions, acquisitions, cancellations or retirements shall not exceed $1,000,000 during the term hereof;

provided, that no Event of Default (other than a Event of Default described in Section 12.1(c)) has occurred and is continuing; provided further, that unless an Event of Default described in Sections 12.1(a), (b), (e)(ii), (j) (with respect to the Guarantor only), or (k) (with respect to the Guarantor only) has occurred and is continuing, this Section 10.7 shall not prevent the direct and indirect Subsidiaries of the Guarantor from paying dividends or making any other distributions to the Guarantor or any of its direct or indirect Subsidiaries to enable the Guarantor to make scheduled interest payments on the Senior Discount Notes or any Debt permitted pursuant to the proviso in Section 10.1(g) for more than 180 days in any consecutive 360 day period.

         SECTION 10.8 LIMITATIONS ON GUARANTOR. Utilize, pay, invest, or distribute any cash, cash equivalents, securities or Investment Property (as such term is defined in the UCC), of the Guarantor received from any Subsidiary (including, without limitation, the proceeds of Intercompany Debt, dividends, distributions, loans, advances or investments pursuant to Sections 10.1(h), 10.4(b), and 10.7(a)) for any reason or purpose other than:

         (a) to enable the Guarantor to meet its obligations under the Senior Discount Notes and Debt permitted pursuant to Section 10.1,

         (b) for reasonable and customary corporate overhead and operating expenses,

         (c) to make Capital Expenditures in an amount not to exceed $10,000,000 during the term hereof

         (d) for Corporate Cash Management so long as (with regard to this clause (d) only) (i) the Administrative Agent, on behalf of the Lenders, possesses at all times a perfected first priority Lien in all such dividends and distributions and (ii) all such dividends and distributions (whether in the form of cash, cash equivalents, securities or Investment Property (as such term is defined in the UCC)), and the proceeds thereof shall be maintained in deposit and/or brokerage accounts with (A) the Administrative Agent or Affiliate thereof or (B) a financial institution that has delivered a bank agency letter in form and substance satisfactory to the Administrative Agent, (pursuant to a deposit account assignment agreement executed by the Guarantor, in form and substance satisfactory to the Administrative Agent) with regard to all such deposit and/or brokerage accounts at such financial institution and an account control agreement, in form and substance satisfactory to the Administrative Agent with regard to all such deposit and/or brokerage accounts; and

         (e) to the extent any such property is not used for the purposes set forth in Section 10.8(a-d), the Guarantor shall promptly loan, invest, or otherwise contribute such property to its Subsidiaries.

         SECTION 10.9 LIMITATIONS ON EXCHANGE AND ISSUANCE OF CAPITAL STOCK. Issue, sell or otherwise dispose of any class or series of capital stock that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be, (a) convertible or exchangeable into Debt (other than Intercompany Debt) or
(b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part for cash or property other than capital stock, or has, or upon the happening of an event or passage of time would have, a cash redemption or similar payment due (any such capital stock, "Convertible/Redeemable Equity"); provided that, the foregoing restriction shall not apply to any Convertible/Redeemable Equity which can not under any circumstances be converted, exchanged, redeemed or repurchased at any time prior to one (1) year after the Termination Date, as such Termination Date may be extended.

         SECTION 10.10 TRANSACTIONS WITH AFFILIATES OTHER THAN LOAN PARTIES. Directly or indirectly: (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates other than Loan Parties, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates other than Loan Parties, or subcontract any operations to any of its Affiliates other than Loan Parties (other than loans and advances permitted pursuant to Section 10.4(g)), or (b) enter into, or be a party to, any transaction with any of its Affiliates, other than Loan Parties, except with respect to clauses (a) or (b), pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

         SECTION 10.11 CERTAIN ACCOUNTING CHANGES. Change its Fiscal Year end, or make any change in its accounting treatment and reporting practices which such change would be in contravention of GAAP; provided that no change that materially effects the calculation of the financial covenants set forth in Article IX hereof will be permitted without the consent of the Administrative Agent or unless permitted pursuant to
Section 14.9.

         SECTION 10.12 AMENDMENTS; PAYMENTS AND PREPAYMENTS OF SUBORDINATED DEBT OR SENIOR DISCOUNT NOTES. Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt, the Senior Discount Notes or Debt permitted pursuant to Section 10.1(g), or cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value (including without limitation by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any Subordinated Debt or the Senior Discount Notes or Debt permitted pursuant to Section 10.1(g); except (a) to the extent permitted by
Section 10.7 and (b) that amendments and modifications may be made to the terms or provisions of the Senior Discount Notes or Debt permitted pursuant to
Section 10.1(g) that do not provide for or result in (i) any scheduled payment of principal thereunder prior to the Termination Date, (ii) any scheduled payment of interest thereunder (other than out of an escrow account funded with proceeds of such notes at the time of the issuance thereof) for a period of at least three years (3) following the date of issuance thereof, (iii) such Senior Discount Notes or Debt being secured (other than any security interest in an escrow account funded with a portion of the proceeds of such notes at the time of the issuance thereof) and (iv) any material covenants which are materially less favorable to the Guarantor than the covenants of the Senior Discount Notes as of the date hereof.

         SECTION 10.13 RESTRICTIVE AGREEMENTS. Except as may be permitted pursuant to the proviso set forth in Section 10.1(g) above, enter into any Debt which contains any covenants more restrictive than the provisions of Articles VIII, IX and X hereof, or enter into any Debt, other than the Senior Discount Notes, any Debt permitted pursuant to the proviso in Section 10.1(g) or any refinancing (but not the increase) of any of the foregoing, which contains any negative pledge or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt and improvements thereon and any proceeds thereof.

                                   ARTICLE XI

                             UNCONDITIONAL GUARANTY

         SECTION 11.1 GUARANTY OF OBLIGATIONS. The Guarantor hereby unconditionally guarantees to the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders, and their respective successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrowers, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against any such Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with any Administrative Agent or Lender or acquired by any Administrative Agent or Lender through assignment, endorsement or otherwise,



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whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of each such Borrower to any Administrative Agent or Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations").

         SECTION 11.2 NATURE OF GUARANTY. The Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement or any other Loan Document or any other agreement, document or instrument to which any such Borrower is or may become a party, (b) the absence of any action to enforce this Guaranty, this Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Agreement (other than an express written waiver of any provision of this Article XI pursuant to Section 14.11) or any other Loan Document, (c) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty) or (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; it being agreed by the Guarantor that its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Commitments. The Guarantor expressly waives all rights it may now or in the future have under any statute (including without limitation North Carolina General Statutes
Section 26-7, et seq. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against any such Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, the Guarantor. The Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against any such Borrower, the Guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. The Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into this Agreement.



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         SECTION 11.3      DEMAND BY THE ADMINISTRATIVE AGENT. In addition to
the terms set forth in Section 11.2, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under this Agreement are declared to be immediately due and payable, then the Guarantor shall, upon demand in writing therefor by the Administrative Agent to the Guarantor, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantor shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available funds to an account designated by the Administrative Agent or at the Administrative Agent's office or at any other address that may be specified in writing from time to time by the Administrative Agent.

         SECTION 11.4      WAIVERS. In addition to the waivers contained in
Section 11.2, the Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. The Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. The Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind (except the defense of payment of the Guaranteed Obligation) against the Administrative Agent, the Lenders or any such Borrower whether now existing or which may arise in the future.

         SECTION 11.5 MODIFICATION OF LOAN DOCUMENTS ETC. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarantor (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations, (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges, (c) amend or modify, in any manner whatsoever, the Loan Documents, (d) extend or waive the time for performance by the Guarantor, any such Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Guaranty), or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance, (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Debt of the Guarantor or any such Borrower to the Administrative Agent or the Lenders, (f) release anyone who may be liable in any manner for the payment of any amounts owed by the Guarantor or any such Borrower to the Administrative Agent or any Lender, (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantor or any such Borrower are subordinated to the claims of the Administrative Agent or any Lender or (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantor or any such Borrower to the



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

Administrative Agent or any Lender on account of the Obligations in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion; then neither the Administrative Agent nor any Lender shall incur any liability to the Guarantor as a result thereof, and no such action shall impair or release the obligations of the Guarantor under this Guaranty.

         SECTION 11.6 REINSTATEMENT. The Guarantor agrees that, if any payment made by any such Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by the Administrative Agent or any Lender to any such Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any Lien or Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or Collateral securing the Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any Lien or Collateral securing such obligation).

         SECTION 11.7 NO SUBROGATION. Until all amounts owing to the Administrative Agent and Lenders on account of the Obligations are paid in full and the Commitments are terminated, the Guarantor hereby waives any claims or other rights which it may now or hereafter acquire against any such Borrower that arise from the existence or performance of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, any right to participate in any claim or remedy of the Administrative Agent or the Lenders against any such Borrower or any Collateral which the Administrative Agent or the Lenders now have or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any such Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor on account of such rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth herein.



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


                                   ARTICLE XII

                              DEFAULT AND REMEDIES

         SECTION 12.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

         (a) Default in Payment of Principal of Loans and Reimbursement Obligations. The Loan Parties shall default in any payment of principal of any Loan or Note or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise).

         (b) Other Payment Default. The Loan Parties shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Note or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue unremedied for three (3) Business Days.

         (c) Misrepresentation. Any representation or warranty made or deemed to be made by the Loan Parties or any of their Subsidiaries under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

         (d) Default in Performance of Certain Covenants. The Loan Parties shall default in the performance or observance of any covenant or agreement contained in Sections 7.5(e) or Articles IX or X of this Agreement.

         (e) Default under Material Contracts or Loss of Material License. The Loan Parties or any of their Subsidiaries shall (i) default in any payment or payments (which such payment or payments are material either individually or in the aggregate) when due of any Material Contract or Material Contracts, or in the performance or observance, of any material obligation or condition of any Material Contract, unless, but only as long as, the existence of any such default is being contested by such Loan Party in good faith by appropriate proceedings and adequate reserves in respect thereof have been established on the books of such Loan Party to the extent required by GAAP or (ii) allow any Communications License or PUC Authorization of any Loan Party to be revoked, suspended, cancelled or otherwise terminated and such revocation, suspension, cancellation or other termination could reasonably be expected to have a Material Adverse Effect.

         (f) Default in Performance of Other Covenants and Conditions. The Loan Parties or any Subsidiary thereof shall default in the performance or observance of any material term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 12.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Borrowers by the Administrative Agent.



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

         (g) Hedging Agreement. Any termination payment shall be due by any Loan Party under any Hedging Agreement and such amount is not paid within five
(5) Business Days of the due date thereof.

         (h) Debt Cross-Default. The Loan Parties or any of their Subsidiaries shall (i) default in the payment of any Debt (other than the Notes) or Reimbursement Obligation the aggregate outstanding amount of which Debt is in excess of $1,000,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Notes) or Reimbursement Obligation the aggregate outstanding amount of which Debt is in excess of $1,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, in either case the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired); provided, that if prior to the acceleration, but only prior to the acceleration, of the Obligations by the Administrative Agent in accordance with the terms hereof, the default referred to in clauses (i) and (ii) above, which is responsible for the Event of Default under this paragraph (h), is cured to the satisfaction of the Administrative Agent, then such Event of Default shall be deemed cured hereunder.

         (i) Change in Control. Any such time as (a) (i) prior to the occurrence of a Public Market, a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of capital stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of the Guarantor ("Voting Stock") representing a greater percentage of the total voting power of the Voting Stock of the Guarantor, on a fully diluted basis, than is held by the Existing Stockholders on such date and (ii) after the occurrence of a Public Market, a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the ultimate "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than thirty-five percent (35%) of the total voting power of the Voting Stock of the Guarantor, on a fully diluted basis and such ownership represents a greater percentage of the total voting power of the voting stock of the Guarantor, than is held by the Existing Stockholders on such date; or (b) individuals who on the Closing Date constitute the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination by the Board of Directors for election by the Guarantor's stockholders was approved by a vote of at least two-thirds of the members of the Board of Directors then in office who either were members of the Board of Directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of the Board of Directors then in office (any such event, a "Change in Control").

         (j) Voluntary Bankruptcy Proceeding. Any Loan Party or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of



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

debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

         (k) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Loan Party or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Borrower or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty
(60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

         (l) Failure of Agreements. Any material provision of this Agreement or of any other Loan Document shall for any reason cease to be valid and binding on the Loan Parties or any of their Subsidiaries party thereto or any such Person shall so state in writing, or this Agreement or any other Loan Document shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

         (m) Termination Event. The occurrence of any of the following events: (i) any Loan Party or any ERISA Affiliate fails to make full payment when due of all amounts over $500,000 which, under the provisions of any Pension Plan or Section 412 of the Code, such Loan Party or any ERISA Affiliate is required to pay as contributions thereto, (ii) an accumulated funding deficiency in excess of $500,000 occurs or exists, whether or not waived, with respect to any Pension Plan, (iii) a Termination Event or (iv) any Loan Party or any ERISA Affiliate as employers under one or more Multiemployer Plan makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $500,000.

         (n) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments to exceed $5,000,000 in any Fiscal Year shall be entered against any Loan Party or any of their respective Subsidiaries by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.

         SECTION 12.2 REMEDIES. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Loan Parties:

         (a) Acceleration; Termination of Facilities. Declare the principal of and interest on the Loans and the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (other than any Hedging Agreement) (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and all other Obligations (other than obligations owing under any Hedging Agreement), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrowers to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 12.1(j) or (k), the Credit Facility shall be automatically terminated and all Obligations (other than obligations owing under any Hedging Agreement) shall automatically become due and payable.

         (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, require the Borrowers at such time to deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrowers.

         (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrowers' Obligations.

         SECTION 12.3 RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.



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                                  ARTICLE XIII

                            THE ADMINISTRATIVE AGENT

         SECTION 13.1 APPOINTMENT. Each of the Lenders hereby irrevocably designates and appoints First Union as Administrative Agent of such Lender under this Agreement and the other Loan Documents and each such Lender irrevocably authorizes First Union as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent.

         SECTION 13.2 DELEGATION OF DUTIES. The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

         SECTION 13.3 EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Loan Parties or any of their Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Loan Parties or any of their Subsidiaries to perform their respective obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Loan Parties or any of their Subsidiaries.

         SECTION 13.4 RELIANCE BY THE ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be



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genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 14.10. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Document, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 13.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Lender or the Loan Parties referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 13.6 NON-RELIANCE ON THE ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Loan Parties or any of their Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and their Subsidiaries and made its own decision to make its Loans and issue or participate in Letters of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Loan Parties or any of their Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

         SECTION 13.7 INDEMNIFICATION. The Lenders agree to indemnify the Administrative Agent in its capacity as such and (to the extent not reimbursed by the Loan Parties without limiting the obligation of the Loan Parties to do
so) ratably according to the respective amounts of their Commitment Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Reimbursement Obligations) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 13.7 shall survive the payment of the Notes and all other amounts payable hereunder and the termination of this Agreement.

         SECTION 13.8 THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Loan Parties as though the Administrative Agent were not an Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         SECTION 13.9 RESIGNATION OF THE ADMINISTRATIVE AGENT; SUCCESSOR ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Loan Parties. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty
(30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this
Section 13.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.


                                   ARTICLE XIV

                                  MISCELLANEOUS

         SECTION 14.1      NOTICES.

         (a) Method of Communication. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

         (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

         If to the Loan Parties:            KNOLOGY Holdings, Inc.
                                            1241 O.G. Skinner Drive
                                            West Point, Georgia 31833
                                            Attention:  Mr. James K. McCormick
                                            Telephone No.: (706) 645-3815
                                            Telecopy No.:  (706) 645-3921
                                            and
                                            Attention:  Chad Wachter, Esq.
                                            Telephone No.: (706) 634-2663
                                            Telecopy No.:  (706) 645-0148

         With copies (which shall
         not constitute notice) to:         Hogan & Hartson, L.L.P.
                                            Columbia Square
                                            555 13th Street, N.W.
                                            Washington, DC 20004-1109
                                            Attention:  Benton R. Hammond, Esq.
                                            Telephone No.: (202) 637-5600
                                            Telecopy No.: (202) 637-5910

         If to First Union as               First Union National Bank
          Administrative Agent:             One First Union Center, TW-10
                                            301 South College Street
                                            Charlotte, North Carolina 28288-0608
                                            Attention: Syndication Agency Services
                                            Telephone No.: (704) 383-0281
                                            Telecopy No.: (704) 383-0288

         With copies to:                    Kennedy Covington Lobdell & Hickman, L.L.P.
                                            100 North Tryon Street, Suite 4200
                                            Charlotte, North Carolina 228202-4006
                                            Attention:  David L. Batty, Esq.
                                            Telephone No.: (704) 331-7400
                                            Telecopy No.: (704) 331-7598

         If to any Lender:                  To the Address set forth on Schedule 1 hereto

         (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Loan Parties and Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit issued.

         SECTION 14.2 EXPENSES; INDEMNITY. The Borrowers will (a) pay all out-of-pocket expenses of the Administrative Agent in connection with (i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including without limitation all out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for the Administrative Agent and
(ii) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including without limitation reasonable fees and disbursements of counsel for the Administrative Agent, (b) pay all reasonable out-of-pocket expenses of the Administrative Agent and each Lender actually incurred in connection with the enforcement of any rights and remedies of the Administrative Agent and Lenders under the Credit Facility, including consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses, suffered by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Agreement, any other Loan Document or the Loans, including without limitation reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 14.3 SET-OFF. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 14.10 are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrowers against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by
Section 12.2 and although such Obligations shall be contingent or unmatured.

         SECTION 14.4 GOVERNING LAW. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

         SECTION 14.5 CONSENT TO JURISDICTION. The Loan Parties hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Loan Parties hereby irrevocably consent to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 14.1. Nothing in this Section 14.5 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Loan Parties or their properties in the courts of any other jurisdictions.

         SECTION 14.6      BINDING ARBITRATION; WAIVER OF JURY TRIAL.

         (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred and twenty
(120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The parties hereto do not waive any applicable Federal or state substantive law except as provided herein. Notwithstanding the foregoing, this paragraph shall not apply to any Hedging Agreement that is a Loan Document.

         (b) Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE ADMINISTRATIVE AGENT, EACH LENDER AND THE LOAN PARTIES HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 14.7 REVERSAL OF PAYMENTS. To the extent the Borrowers make a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

         SECTION 14.8      INJUNCTIVE RELIEF; PUNITIVE DAMAGES.

         (a) The Loan Parties recognize that, in the event the Loan Parties fail to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Loan Parties agree that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         (b) The Administrative Agent, Lenders and Loan Parties (on behalf of themselves and their Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.

         (c) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         SECTION 14.9 ACCOUNTING MATTERS. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Loan Parties or any Subsidiary thereof to determine compliance with any covenant contained herein, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Loan Parties, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Loan Parties' certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Loan Parties and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

         SECTION 14.10     SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

         (a) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that the Loan Parties shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         (b) Assignment by Lenders. Each Lender may, with the consent of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrowers, which consents shall not be unreasonably withheld, assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans at the time owing to it and the Extensions of Credit held by it); provided that:

                        (i) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement;

                       (ii) if less than all of the assigning Lender's Commitment is to be assigned, the Commitment so assigned shall not be less than $5,000,000;

                      (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance in the form of Exhibit F attached hereto (an "Assignment and Acceptance"), together with any Note or Notes subject to such assignment;

                       (iv) such assignment shall not, without the consent of the Borrowers, require the Borrowers to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

                        (v) the assigning Lender shall pay to the Administrative Agent an assignment fee of $3,000 upon the execution by such Lender of the Assignment and Acceptance; provided that no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereby and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

         (c) Rights and Duties Upon Assignment. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

         (d) Register. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Extensions of Credit with respect to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Loan Parties or Lenders at any reasonable time and from time to time upon reasonable prior notice.

         (e) Issuance of New Notes. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment and the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit F:

                        (i)         accept such Assignment and Acceptance;

                       (ii) record the information contained therein in the Register;

                      (iii) give prompt notice thereof to the Lenders and the Borrowers; and

                       (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrowers.

Within five (5) Business Days after receipt of notice, the Borrowers shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrowers.

         (f) Participations. Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Extensions of Credit and the Notes held by it); provided that:

                        (i) each such participation shall be in an amount not less than $5,000,000;

                       (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitment) shall remain unchanged;

                      (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

                       (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

                        (v) the Loan Parties, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

                       (vi) such Lender shall not permit such participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan or Reimbursement Obligation, extend the term or increase the amount of the Commitment, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal of any Loan or, except as expressly contemplated hereby or thereby, release substantially all of the Collateral; and

                      (vii) any such disposition shall not, without the consent of the Loan Parties, require the Loan Parties to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state.

         (g) Disclosure of Information; Confidentiality. The Administrative Agent and the Lenders shall hold all non-public information with respect to the Loan Parties obtained pursuant to the Loan Documents in accordance with their customary procedures for handling confidential information; provided, that the Administrative Agent may disclose information relating to this Agreement to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications and provided further, that the Administrative Agent and Lenders may disclose any such information to the extent such disclosure is required by law or request by any regulatory authority. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this
Section 14.10, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to the Loan Parties furnished to such Lender by or on behalf of the Loan Parties; provided, that prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Loan Parties or such Lender to preserve the confidentiality of any confidential information relating to the Loan Parties received from such Lender.

         (h) Certain Pledges or Assignments. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

         SECTION 14.11 AMENDMENTS, WAIVERS AND CONSENTS. Except as set forth below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents (other than any Hedging Agreement, the terms and conditions of which, subject to the provisions of Section 10.1(j), may be amended, modified or waived by the parties thereto) may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Loan Parties; provided, that no amendment, waiver or consent shall (a) increase the amount or extend the time of the obligation of the Lenders to make Loans or issue or participate in Letters of Credit (including without limitation pursuant to Section 2.7), (b) extend the originally scheduled time or times of payment of the principal of any Loan or Reimbursement Obligation or the time or times of payment of interest on any Loan or Reimbursement Obligation, (c) reduce the rate of interest or fees payable on any Loan or Reimbursement Obligation, (d) reduce or waive the principal amount of any Loan or Reimbursement Obligation, (e) permit any subordination of the principal or interest on any Loan or Reimbursement Obligation, (f) permit any assignment (other than as specifically permitted or contemplated in this Agreement) of any of the Borrowers' rights and obligations hereunder, (g) release any material portion of the Collateral or release any Security Document (other than as specifically permitted or contemplated in this Agreement or the applicable Security Document) or (h) amend or waive the provisions of Section 5.3, this Section 14.11 or the definition of Required Lenders, without the prior written consent of each Lender. In addition, no amendment, waiver or consent to the provisions of (a) Article XIII shall be made without the written consent of the Administrative Agent and (b) Article III without the written consent of the Issuing Lender. Further, upon receipt of any revised business plan pursuant to Section 7.4(d), the Loan Parties, the Administrative Agent and the Lenders agree to negotiate, in good faith, amendments, if necessary, to the covenants set forth in Article IX to reflect such revised business plan; provided that, nothing in this Section 14.11 shall be construed to obligate the Administrative Agent or any Lender to agree to any such amendment.

         SECTION 14.12 PERFORMANCE OF DUTIES. The Loan Parties' obligations under this Agreement and each of the Loan Documents shall be performed by the Loan Parties at their sole cost and expense.

         SECTION 14.13 ALL POWERS COUPLED WITH INTEREST. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

         SECTION 14.14 SURVIVAL OF INDEMNITIES. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIV and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

         SECTION 14.15 TITLES AND CAPTIONS. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 14.16 SEVERABILITY OF PROVISIONS. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 14.17 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 14.18 GUARANTOR AS AGENT FOR BORROWERS. Each Borrower hereby irrevocably appoints and authorizes the Guarantor (a) to provide the Agent with all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (b) to take such action on behalf of the Borrowers as the Guarantor deems appropriate to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement.

         SECTION 14.19 TERM OF AGREEMENT. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. The Administrative Agent is hereby permitted to release all Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Lenders' Commitments. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

         SECTION 14.20 INCONSISTENCIES WITH OTHER DOCUMENTS; INDEPENDENT EFFECT OF COVENANTS. (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided, that any provision of the Security Documents which imposes additional burdens on the Borrowers or their respective Subsidiaries or further restricts the rights of the Borrowers or their respective Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

         (b) Each Borrower expressly acknowledges and agrees that each covenant contained in Articles VIII, IX or X hereof shall be given independent effect. Accordingly, such Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles VIII, IX or X if, before or after giving effect to such transaction or act, such Borrower shall or would be in breach of any other covenant contained in Articles VIII, IX or X.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.


[CORPORATE SEAL]                    KNOLOGY OF COLUMBUS, INC., as Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF MONTGOMERY, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF PANAMA CITY, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF AUGUSTA, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------

[CORPORATE SEAL]                    KNOLOGY OF CHARLESTON, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF SOUTH CAROLINA, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF ALABAMA, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF FLORIDA, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF HUNTSVILLE, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO and Treasurer
                                          --------------------------------------

                           [Signature Pages Continue]

[CORPORATE SEAL]                    KNOLOGY OF BATON ROUGE, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO and Treasurer
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF LOUISIANA, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO and Treasurer
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF TENNESSEE, INC., as
                                    Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO and Treasurer
                                          --------------------------------------


[CORPORATE SEAL]                    TTE, INC., as Borrower


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                           [Signature Pages Continue]

[CORPORATE SEAL]                    KNOLOGY OF BATON ROUGE, INC., as
                                    Borrower


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF LOUISIANA, INC., as
                                    Borrower


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


[CORPORATE SEAL]                    KNOLOGY OF TENNESSEE, INC., as
                                    Borrower


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


[CORPORATE SEAL]                    TTE, INC., as Borrower


                                    By: /s/
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title: Asst. Secretary
                                          --------------------------------------


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                           [Signature Pages Continue]

[CORPORATE SEAL]                    KNOLOGY HOLDINGS, INC., as
                                    Guarantor


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO and Secretary
                                          --------------------------------------



                           [Signature Pages Continue]

The undersigned hereby executes this Agreement solely to acknowledge and agree to be bound by the provisions of Articles VI, VII, VIII, IX, X, XIII and XIV but in no way by becoming a signatory hereto shall the undersigned become obligated for the repayment of the Loans, Obligations or the payment of any other sum referred to herein or incur any liability as a Borrower or Guarantor hereunder or have any Obligation to pledge any of its assets pursuant to the Loan Documents. Notwithstanding the foregoing, the parties hereto agree that the occurrence of any event with regard to KNOLOGY of Georgia, Inc. that would constitute a Default or Event of Default if such event occurred with respect to any other Loan Party shall constitute a Default or Event of Default, if applicable.


[CORPORATE SEAL]                    KNOLOGY OF GEORGIA, INC.


                                    By: /s/ James K. McCormick
                                       -----------------------------------------
                                    Name: James K. McCormick
                                         ---------------------------------------
                                    Title: CFO, Treasurer and Secretary
                                          --------------------------------------



                           [Signature Pages Continue]

                                    FIRST UNION NATIONAL BANK, as
                                    Administrative Agent and Lender


                                    By: /s/ C. Mark Hedrick
                                       -----------------------------------------
                                    Name: C. Mark Hedrick
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

                                   EXHIBIT A
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                            KNOLOGY Holdings, Inc.,
                                 as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                 as Borrowers,
                           the Lenders party thereto,
                                      and
                           First Union National Bank,
                            as Administrative Agent

                                  FORM OF NOTE

                             REVOLVING CREDIT NOTE


$____________                                                December ____, 1998

     FOR VALUE RECEIVED, the undersigned Subsidiaries of KNOLOGY Holdings, Inc., a Delaware corporation (collectively, the "Borrowers"), hereby promise to pay to the order of ______________________ (the "Lender"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to below, the principal sum of _____________ Dollars ($_________), or, if less, the aggregate unpaid principal amount of all Loans (as defined in the Credit Agreement) made by the Lender to the Borrowers from time to time pursuant to the Credit Agreement, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article III of the Credit Agreement.

     This Note is the Note referred to in, and is entitled to the benefits of, the Credit Agreement dated as of December 22, 1998 (as amended, restated or otherwise modified, the "Credit Agreement") by and among the Borrowers, KNOLOGY Holdings, Inc., as Guarantor, the lenders (including the Lender) party thereto and First Union National Bank, as Administrative Agent. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

     The Borrowers agree to pay on demand all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

     The Borrowers hereby waive all requirements as to diligence, presentment, demand for payment, notice of dishonor, protest and notice of protest.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

     The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

     IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by a duly authorized officer as of the day and year first above written.


                                       KNOLOGY OF COLUMBUS, INC.


[CORPORATE SEAL]

                                       By:
                                          -------------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------


                                       KNOLOGY OF MONTGOMERY, INC.


[CORPORATE SEAL]

                                       By:
                                          -------------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------


                                       KNOLOGY OF PANAMA CITY, INC.


[CORPORATE SEAL]

                                       By:
                                          -------------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------


                                       KNOLOGY OF AUGUSTA, INC.


[CORPORATE SEAL]

                                       By:
                                          -------------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------


                                       KNOLOGY OF CHARLESTON, INC.


[CORPORATE SEAL]

                                       By:
                                          -------------------------------------

                                          Name:
                                               --------------------------------

                                          Title:
                                                -------------------------------



[Revolving Credit Note]

                                        KNOLOGY OF SOUTH CAROLINA, INC.
[CORPORATE SEAL]

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                        KNOLOGY OF ALABAMA, INC.
[CORPORATE SEAL]

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                        KNOLOGY OF FLORIDA, INC.
[CORPORATE SEAL]

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                        KNOLOGY OF HUNTSVILLE, INC.
[CORPORATE SEAL]

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                        KNOLOGY OF LOUISIANA, INC.
[CORPORATE SEAL]

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                        KNOLOGY OF BATON ROUGE, INC.
[CORPORATE SEAL]

                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


[Revolving Credit Note]

[CORPORATE SEAL]                       KNOLOGY OF TENNESSEE, INC.

                                       By:
                                          --------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                 -------------------------------



                                       TTE, INC.
[CORPORATE SEAL]
                                       By:
                                          --------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                 -------------------------------


                                       By:
                                          --------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                 -------------------------------

                                    EXHIBIT B
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                           First Union National Bank,
                             as Administrative Agent

                           FORM OF NOTICE OF BORROWING

                               NOTICE OF BORROWING

First Union National Bank
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0608
Attn: Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Borrowing is delivered to you by KNOLOGY Holdings, Inc., on behalf of the Borrowers referred to below, under Section 2.2
(a) of the Credit Agreement dated as of December 22, 1998 (as amended, restated or otherwise modified, the "Credit Agreement), by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers"), the Lenders who are or may become a party thereto (the "Lenders"), and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.

         1 . The Guarantor, on behalf of the Borrowers, hereby requests that the Lenders make a Loan to the Borrowers in the aggregate principal amount of $___________ (the "Loan"). (Complete with an amount in accordance with Section 2.2(a) of the Credit Agreement.)

         2. The Guarantor, on behalf of the Borrowers, hereby requests that the Loan be made on the following Business Day:_______________. (Complete with a Business Day in accordance with Section 2.2(a) of the Credit Agreement.)

         3. The Guarantor, on behalf of the Borrowers, hereby requests that the Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below:

Principal Component     Interest Rate                           Termination Date for
        Of              [Base Rate or       Interest Period     Interest Period (if
       Loan             LIBOR Rate         (LIBOR Rate only)         applicable)
-------------------     -------------      -----------------    --------------------

         4. The principal amount of all Loans and L/C Obligations outstanding as of the date hereof (including the requested Loan) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

         5. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.

         6. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing this _______ day of ______________, ____.



                                             KNOLOGY HOLDINGS, INC., on behalf
                                               of the Borrowers

                                             By:
                                                -------------------------------

                                                Name:
                                                     --------------------------

                                                Title:
                                                      -------------------------

                                    EXHIBIT C
                                       to
                                Credit Agreement
                          dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                           First Union National Bank,
                             as Administrative Agent

                          FORM OF NOTICE OF PREPAYMENT

                              NOTICE OF PREPAYMENT

First Union National Bank,
as Administrative Agent
One First Union Center
301 South College Street, TW-10
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Prepayment is delivered to you by KNOLOGY Holdings, Inc., on behalf of the Borrowers referred to below, under Section 2.3(c) of the Credit Agreement dated as of December 22, 1998 (as amended, restated or otherwise modified (the "Credit Agreement"), by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers"), the Lenders who are or may become a party thereto (the "Lenders"), and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.

         1. The Guarantor, on behalf of the Borrowers, hereby provides notice to the Administrative Agent that the Borrowers shall repay the following [Base Rate Loans] and/or [LIBOR Rate Loans]: ___________________ (Complete with an amount in accordance with Section 2.3 of the Credit Agreement.)

         2. The Borrowers shall repay the above referenced Loans on the following Business Day:________________. (Complete with a Business Day in accordance with Section 2.3 of the Credit Agreement.)

         3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this _______ day of _________, 19__.


                                             KNOLOGY HOLDINGS, INC., on behalf
                                               of the Borrowers

                                             By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                    EXHIBIT D
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                           First Union National Bank,
                             as Administrative Agent

                   FORM OF NOTICE OF CONVERSION/CONTINUATION

                        NOTICE OF CONVERSION/CONTINUATION

First Union National Bank
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0608
Attn: Syndication Agency Services

Ladies and Gentlemen:

         This irrevocable Notice of Conversion/Continuation (this "Notice") is delivered to you by KNOLOGY Holdings, Inc., on behalf of the Borrowers referred to below, under Section 4.2 of the Credit Agreement dated as of December 22, 1998 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers"), the lenders who are or may become a party thereto (the "Lenders"), and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.

         1. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.)

            [ ]Converting all or a portion of a Base Rate Loan into a LIBOR
               Rate Loan

            (a) The aggregate outstanding principal balance of such Loan is
                $________________.

            (b) The principal amount of such Loan to be converted is $_________.

            (c) The requested effective date of the conversion of such Loan is
                _________________.

            (d) The requested Interest Period applicable to the converted Loan is ______________.

            [ ]Converting a portion of LIBOR Rate Loan into a Base Rate Loan

            (a) The aggregate outstanding principal balance of such Loan is
                $____________.

            (b) The last day of the current Interest Period for such Loan is
                ____________.

            (c) The principal amount of such Loan to be converted is $_________.

            (d) The requested effective date of the conversion of such Loan is
                _____________.

            [ ]Continuing all or a portion of a LIBOR Rate Loan as a LIBOR Rate
               Loan

            (a) The aggregate outstanding principal balance of such Loan is
                _____________.

            (b) The last day of the current Interest Period for such Loan is
                _____________.

            (c) The principal amount of such Loan to be continued is
                $_____________.

            (d) The requested effective date of the continuation of such Loan is
                _____________.

            (e) The requested Interest Period applicable to the continued Loan is __________.

        2. The principal amount of all Loans and L/C Obligations outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

        3. All of the conditions applicable to the conversion or continuation of the Loan requested herein as set forth in the Credit Agreement have been satisfied or waived as of the date hereof and will remain satisfied or waived to the date of such Loan.

        4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the undersigned has executed this Notice this ____ day of ________, 19__.


                                              KNOLOGY HOLDINGS, INC., on behalf
                                                of the Borrowers

                                              By:_____________________________
                                                 Name:________________________
                                                 Title:_______________________

                                    EXHIBIT E
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                           First Union National Bank,
                             as Administrative Agent

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

                        OFFICER'S COMPLIANCE CERTIFICATE



         KNOLOGY HOLDINGS, INC., a Delaware corporation, on behalf of the Borrowers referred to below, hereby certifies to First Union National Bank, as Administrative Agent ("First Union"), and the Lenders, each as defined in the Credit Agreement, as follows:

         1. This Certificate is delivered to you pursuant to Section 5.2 of the Credit Agreement dated as of December 22, 1998 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among KNOLOGY Holdings, Inc., as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers"), the lenders party thereto and First Union. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         2. I have reviewed the financial statements of the Loan Parties dated as of ____________ and for the ____________ period[s) then ended and such statements fairly present in all material respects the financial condition of the Loan Parties as of the dates indicated and the results of their operations and cash flows for the period[s] indicated.

         3. I have reviewed the terms of the Credit Agreement, the Notes and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Loan Parties during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this Certificate [except, [if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Loan Parties have taken, are taking and propose to take with respect thereto]].

         4. The Applicable Margin and calculations determining such figure are set forth on the attached Schedule I and the Loan Parties are in compliance with the financial covenants contained in Article IX of the Credit Agreement as shown on such Schedule 1.

         WITNESS the following signature as of the _____day of ______,___.

                                               KNOLOGY HOLDINGS, INC., on behalf
                                                 of the Borrowers

                                              By:
                                                 -----------------------------
                                                 Name:
                                                      ------------------------
                                                 Title:
                                                       -----------------------

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate

                                    EXHIBIT F
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                            KNOLOGY Holdings, Inc.,
                                 as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                 as Borrowers,
                           the Lenders party thereto,
                                      and
                           First Union National Bank,
                            as Administrative Agent

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                            ASSIGNMENT AND ACCEPTANCE

                                  Dated _______

         Reference is made to the Credit Agreement dated as of December 22, 1998 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "BORROWERS"), the lenders who are or may become a party thereto, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders. Capitalized terms used herein which are not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         ______________________________________________________(the "Assignor")
and ______________________________________(the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), a ____% interest in and to all of the Assignor's interest, rights and obligations with respect to its Commitment and Loans (including such percentage of the outstanding L/C Obligations) under the Credit Agreement and the other Loan Documents and the Assignor thereby retains ____% of its interest therein. This Assignment and Acceptance is entered pursuant to, and authorized by, Section 14.10(b) of the Credit Agreement.

         2. The Assignor (i) represents that, as of the date hereof, its Commitment Percentage (without giving effect to assignments thereof which have not yet become effective) under the Credit Agreement is ____%, and the outstanding balance of its Loans (including its Commitment Percentage of outstanding L/C Obligations) (unreduced by any assignments thereof which have not yet become effective) under the Credit Agreement is $_____; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or the performance or observance by the Loan Parties of any of their obligations under the Credit Agreement or any other Loan Document; and (iv) attaches the Revolving Credit Note delivered to it under the Credit Agreement and requests that the Borrowers exchange such Note for new Notes payable to each of the Assignor and the Assignee as follows:

         Revolving Credit Note
         Payable to the Order of:                   Principal Amount of Note:
         -----------------------                    -------------------------
                                                    $
         ----------------------                     -------------------------
                                                    $
         ----------------------                     -------------------------

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(iii) agrees that it will, independently and without reliance upon the Assignor or any other Lender or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; and (vii) agrees to hold all confidential information in a manner consistent with the provision of Section 14.10(g) of the Credit Agreement.

         4. The effective date for this Assignment and Acceptance shall be as set forth in Section 1 of Schedule I hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent to the extent required by the Credit Agreement, for consent by the Administrative Agent and the Borrowers, acceptance and recording in the Register.

         5. Upon such consents, acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender under each such agreement, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents; provided, that to the extent that the Assignor retains any portion of its Commitment, its rights and obligations under the Credit Agreements and the other Loan Documents with respect to such retained portion of its Commitment shall continue to be of full force and effect.

         6. Upon such consents, acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                                                ASSIGNOR:

                                                ________________________________


                                                By:_____________________________
                                                Title:__________________________


                                                ASSIGNEE:

                                                ________________________________


                                                By:_____________________________
                                                Title:__________________________

Acknowledged and Consented to:

KNOLOGY HOLDINGS, INC., on behalf
 of the Borrowers



By:
   -------------------------------
   Name:
        --------------------------
   Title:
         -------------------------


Consented to and Accepted:


FIRST UNION NATIONAL BANK,
 as Administrative Agent


By:
   -------------------------------
   Title:
         -------------------------

                                   Schedule I
                                       to
                            Assignment and Acceptance

1.       Effective Date                                                          ____________,___

2.       Assignor's Interest
         Prior to Assignment

         (a)      Commitment Percentage                                                   ______%

         (b)      Outstanding balance of Loans                                      $____________

         (c)      Outstanding balance of
                  Assignor's Commitment Percentage of the L/C Obligations           $____________

3.       Assigned Interest (from Section 1 of the Assignment
                  and Acceptance) of Loans                                                ______%

4.       Assignee's Extensions of Credit
         After Effective Date

         (a)      Total Outstanding balance of
                  Assignee's Loans
                  (line 2(b) times line 3)                                             $____________

         (b)      Total Outstanding balance of
                  Assignee's Commitment Percentage
                  of the L/C Obligations
                  (line 2(c) times line 3)                                          $____________

5.       Retained Interest of Assignor after
         Effective Date

         (a)      Retained Interest (from Section 1 of the
                  Assignment and Acceptance) of
                  Commitment Percentage                                                   ______%

         (b)      Outstanding balance of Assignor's Loans
                  (line 2(b) times line 5(a))                                       $____________

         (c)      Outstanding balance of Assignor's
                  Commitment Percentage of L/C Obligations
                  (line 2(c) times line 5(a))                                       $____________

6.       Payment Instructions

                  (a)     If payable to Assignor,
                          to the account of Assignor to:

                          -------------------------------------
                          -------------------------------------
                          ABA No.:
                                 ------------------------------
                          Account Name:
                                    ---------------------------
                          Acct. No.
                                   ----------------------------
                          Attn:
                               --------------------------------
                          Ref:
                              ---------------------------------

                  (b)     If payable to Assignee, to the account
                          of Assignee to:

                          -------------------------------------
                          ABA No.:
                                 ------------------------------
                          Account Name:
                                    ---------------------------
                          Account. No.:
                                    ---------------------------
                          Ref:
                              ---------------------------------

                                    EXHIBIT G
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                           First Union National Bank,
                             as Administrative Agent

                     FORM OF NOTICE OF ACCOUNT DESIGNATION

                                NOTICE OF ACCOUNT DESIGNATION

                                  Dated ______

First Union National Bank
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0608
Attn: Syndication Agency Services

Ladies and Gentlemen:

         This Notice of Account Designation is delivered to you by KNOLOGY Holdings, Inc., on behalf of the Borrowers referred to below, under Section 2.2(b) of the Credit Agreement dated as of December 22, 1998 (as amended, restated or otherwise modified, the "Credit Agreement") by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers"), the Lenders who are or may become a party thereto, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.

         The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account(s):

                   Bank:
                        -------------------------------------
                   ABA Routing Number:
                                      -----------------------
                   Account number:
                                   ---------------------------

         2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided to the Administrative Agent.

         3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this ____ day of _________,____.

                                            KNOLOGY HOLDINGS, INC., on behalf
                                               of the Borrowers



                                             By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                    EXHIBIT H
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                           First Union National Bank,
                             as Administrative Agent


                          FORM OF COLLATERAL ASSIGNMENT

                              COLLATERAL ASSIGNMENT


         This COLLATERAL ASSIGNMENT (as amended, restated, or otherwise modified, this "Assignment"), dated as of_________ __, 199_ by and among [____________], a corporation organized under the laws of [____________] (the "Assignor"), and FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent, for the benefit of the Administrative Agent and the Lenders under the Credit Agreement (as hereinafter defined).

                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement of even date herewith (as amended, restated or otherwise modified, the "Credit Agreement"), by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers"), the Lenders who are or may become a party thereto, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders, the Lenders will provide certain credit facilities to the Borrowers as more specifically described in the Credit Agreement.

         Assignor is the occupant under one or more leases, easements or other agreements for the use of real property, which leases, easements or agreements and which real property are more particularly described on the attached Exhibit I (which leases, easements and/or agreements, together with any and all renewals, extensions, amendments, restatements and supplements thereto, are collectively referred to in this Assignment as the "Agreements"). The owners of the real estate under the Agreements (collectively referred to herein as the "Owner") are as identified on Exhibit I.

         In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested that the Assignor execute this Assignment, and the Assignor has agreed to do so pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into and make available Loans pursuant to the Credit Agreement, the Assignor hereby agrees with the Administrative Agent for the ratable benefit of the Administrative Agent and Lenders as follows:

         SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined in this Assignment, including in the preambles and recitals hereof, shall have the meaning assigned thereto in the Credit Agreement. In the event of a conflict between capitalized terms defined herein and in the Credit Agreement, the Credit Agreement shall control.

         SECTION 2. Assignment of Agreements. As collateral security for the payment and performance of the Obligations, Assignor grants, assigns, transfers and sets over to the Administrative Agent, ratably for the benefit of itself and the Lenders, a security interest in (a) all of Assignor's right, title and interest, powers, privileges and other benefits under the Agreements, including, without limitation, the right of use of, and where applicable, to take possession of and use any and all of, the premises covered by the Agreements and related facilities (the "Facilities") made available for use to Assignor, and the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the happening of any default giving rise to a right in favor of Assignor under the Agreements, and to do any and all other things whatsoever which Assignor is or may become entitled to do under the Agreements, and (b) Assignor's renewal and extension options, if any, under the Agreements or any other agreement to extend the term of the Agreements.

         SECTION 3. No Transfer of Agreements. This Assignment is executed as partial security for Assignor's obligations and liabilities under the Security Documents and, therefore, the execution and delivery of this Assignment shall not subject the Administrative Agent or any Lender to, or transfer or pass to the Administrative Agent or any Lender, or in any way affect or modify, the liability of the Assignor under the Agreements, it being understood and agreed that, notwithstanding this Assignment or any subsequent assignment, and subject to the provisions of Section 2 of this Assignment, all of the obligations of the Assignor to each and every other party under the Agreements, including without limitation the Owner, shall be and remain enforceable by such other party, its successors and assigns, against, but only against, the Assignor and not the Administrative Agent or the Lenders or any of their successors and assigns.

         SECTION 4. Representations and Warranties. The Assignor represents and warrants as follows:

         (a) The Assignor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to assign the Agreements pursuant to, this Assignment and has taken all necessary corporate action to authorize its execution, delivery and performance of, and assignment of the Agreements pursuant to, this Assignment.

         (b) This Assignment constitutes a legal, valid and binding obligation of the Assignor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) Except as set forth in Sections 8.12(c) and 8.12(d) of the Credit Agreement, the execution, delivery and performance of this Assignment will not violate any provision of any material Applicable Law or material contractual obligation of the Assignor and will not result in the creation or imposition of any Lien on any of the material properties or revenues of the Assignor pursuant to any Applicable Law or contractual obligation of the Assignor, except as contemplated hereby and except for such Liens which could not be reasonably expected to have a Material Adverse Effect.

         (d) Except as set forth in Sections 8.12(c) and 8.12(d) of the Credit Agreement and as provided for in Section 13 hereof, no consent or authorization of, filing with any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any equity owner, partner, member or creditor of the Assignor) against the Assignor, is required in connection with the execution, delivery, performance, validity or enforceability of this Assignment, except filings with the Uniform Commercial Code or any applicable real estate filings.

         (e) Except as set forth on Schedule 6.1(u) of the Credit Agreement, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Assignor after due inquiry, threatened by or against the Assignor or against any of its properties or revenues with respect to this Assignment or any of the transactions contemplated hereby.

         (f) The Assignor has good and marketable title to the Agreements, free and clear of any Liens other than Permitted Liens (as defined in the Security Agreement).

         (g) No financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Agreements is on file or of record in any jurisdiction, other than those respecting Permitted Liens.

         (h) All of the information set forth in the Perfection Certificate (as defined in the Security Agreement) is true and correct as of the date hereof.

         (i) The UCC-1 financing statements naming the Assignor as Debtor are in appropriate form and when filed in the offices specified in the Perfection Certificate, the Administrative Agent, on behalf of itself and the Lenders, will have a valid and perfected security interest in the Agreements, prior to all other Liens and rights of others therein except for any Permitted Liens (to the extent that a security interest therein may be created pursuant to the UCC and perfected by filing pursuant to the UCC) and all filings and other actions necessary or desirable to so perfect and protect such Assignment, including any applicable real estate filings, have been duly taken.

                  SECTION 5. Further Assurances; Covenants. To protect the security afforded by this Assignment, the Assignor agrees as follows:

         (a) Assignor will, perform and comply with all of its material obligations under the Agreements.

         (b) Without the written consent of the Administrative Agent on behalf of the Lenders (such consent not to be unreasonably withheld), the Assignor will not amend, modify, or otherwise change any material portion of the Agreements in a manner which could reasonably be expected to cause a Material Adverse Effect or terminate the Agreements. Any amendment, modification, other change or termination made in violation of the provisions of this Section 5(b) shall be void.

         (c) At Assignor's sole cost and expense, Assignor shall appear in and defend any action or proceedings arising under, growing out of or in any manner connected with the obligations of Assignor under the Agreements unless the failure to so appear and defend could not reasonably be expected to cause a Material Adverse Effect.

         (d) Should Assignor fail to perform or discharge its obligations or duties under the Agreements as required under this Assignment, then the Administrative Agent may, but shall have no obligation to (and shall not thereby release Assignor from any obligation hereunder), perform or discharge any such obligation or duty to such extent as the Administrative Agent may deem reasonably necessary or advisable to protect the security provided hereby, including appearing in and defending any action or proceeding purporting to affect the security hereof and the rights or powers of Administrative Agent, on behalf of itself and the Lenders hereunder. In exercising any such powers, the Administrative Agent may pay necessary or advisable costs, and reasonable attorneys fees (including attorneys' fees, paralegals' fees and expenses) and all such expenses paid or incurred by Administrative Agent shall be additional Obligations of the Assignor payable upon demand, and shall bear interest at the default rate of interest set forth in the Credit Agreement.

         (e) Upon the Administrative Agent's exercise of its rights hereunder or any other succession of the Administrative Agent, on behalf of the Lenders, to the role of "occupant" under the Agreements, the Administrative Agent, on behalf of the Lenders, shall have the right to assign its rights and interest in the Agreements.

         (f) Assignor will, from time to time, do and perform any other act or acts and will execute, acknowledge, deliver and file, register, record and deliver (and will refile, reregister, rerecord and deliver whenever required) any and all further instruments, including any extensions and renewals thereof, required by law or reasonably requested by the Administrative Agent in order to confirm, or further assure, the interests of Administrative Agent, on behalf of the Lenders hereunder. In addition, upon the written request of the Administrative Agent, Assignor shall use its best efforts to obtain the written consent to this Assignment of the Owner and any other lender, mortgagee, or any other party having an interest in the premises in form and substance reasonably satisfactory to the Administrative Agent as the Administrative Agent may from time to time require.

         (g) The Assignor agrees to pay, and to indemnify and save the Administrative Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to the Agreements, (ii) with respect to, or resulting from, complying with any Applicable Law applicable to the Agreements or (iii) in connection with any of the transactions contemplated by this Assignment; provided, that said indemnification shall not apply to the extent any such liabilities, costs and expenses result from the gross negligence or willful misconduct of the Administrative Agent or any Lender. The obligations of the Assignor under this
Section 5(g) shall survive the termination of the other provisions of this Assignment.

         SECTION 6. Reporting and Recordkeeping. The Assignor covenants and agrees with the Administrative Agent and the Lenders that from and after the date of this Assignment and until the Commitments have terminated and all Obligations have been fully satisfied, the Assignor will keep and maintain at its own cost and expense complete and accurate records of all transactions and events involving or relating to the Agreements, all in a manner consistent with Assignor's past practice.

         SECTION 7. General Authority.

         (a) The Assignor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of the Assignor, the Administrative Agent, the Lenders or otherwise, for the sole use and benefit of the Administrative Agent and the

Lenders, but at the Assignor's expense, at any time and from time to time all authority to ask, require, demand, receive and give acquittance for each and every payment under or arising out of the Agreements to which Assignor is or may become entitled, to enforce compliance by each or any other party with each or any term or provision of the Agreements, to endorse each and every check or other instrument or order in connection therewith, or any one or more of them, and to file any claim or claims, take any action or actions or institute any proceedings which the Administrative Agent may deem to be reasonably necessary or advisable; provided that the Administrative Agent shall not take any of the actions described above in this Section 7 unless an Event of Default shall have occurred and be continuing.

         Notwithstanding the foregoing provisions of this Section 7, no Person shall be entitled to take any action with respect to any part or all of the Agreements which would constitute a transfer of control in or an assignment by the Assignor of its right, title or interest in and to any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval, (each as defined in the Security Agreement) in violation of the then-applicable rules, regulations and written policies of the FCC, any applicable PUC (as defined in Section 13 below), or any other Governmental Authority, until any required consents, approvals or authorizations of such Person are obtained in accordance with provisions of Section 13 hereof.

         (b) Ratification. The Assignor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         SECTION 8. Remedies Upon Event of Default. Upon the occurrence and during the continuance of any Event of Default or any failure of Assignor to perform or comply with all of its material obligations, covenants, agreements or duties hereunder or under any of the Security Documents or the Agreements (which shall continue beyond any applicable cure period permitted under the Credit Agreement), at the option of Administrative Agent and the Lenders, in addition to such other rights and remedies as may be afforded to the Administrative Agent and the Lenders under the Security Documents and by law or in equity, Assignor agrees that Administrative Agent and the Lenders shall have the rights, powers, privileges, authorizations or benefits assigned and transferred to Administrative Agent on behalf of itself and the Lenders pursuant to this Assignment (all of which rights shall be subject to the terms and conditions of the Agreements), including, without limitation, the right to take possession of any portion of the Facilities to which Assignor has possessory rights itself or by or through any agents or assigns, in which event Assignor agrees to peacefully surrender the Facilities to the Administrative Agent, on behalf of the Administrative Agent and the Lenders or its designees, together with all improvements, appurtenances, machinery, equipment, furniture, furnishings, fixtures and other property of Assignor then situated thereon or attached thereto. Thereafter, any reasonable expenses including, without limitation, rent, incurred by Administrative Agent in connection with its entry upon and/or the taking of possession of this portion of the Facilities and appurtenances thereto and improvements thereon shall be deemed to be additional obligations of Assignor pursuant to the Security Documents, payable on demand, and shall bear interest at the default rate of interest set forth in the Credit Agreement.

         SECTION 9. Termination. Upon the full discharge and satisfaction of all of the Obligations, this Assignment and all rights herein assigned to Administrative Agent and the Lenders shall terminate.

         SECTION 10. Limitation on Duties of the Administrative Agent Regarding Collateral. Beyond reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral (as defined in the Security Agreement) in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

         SECTION 11. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Agreements shall be applied by the Administrative Agent in accordance with the terms of Section 4.5 of the Credit Agreement. The Administrative Agent may make distribution hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         SECTION 12. Concerning the Administrative Agent. The provisions of
Article XIII of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Assignment and shall be binding upon the Assignor and the Lenders. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

                  (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action incidental thereto. As to any matters not expressly provided for herein, the Administrative Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders (or, when expressly required by this Assignment or the Credit Agreement, all the Lenders) or, in the absence of such instructions, in accordance with its discretion.

                  (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interests therein purported to be granted by this Assignment, whether impaired by operation of law or by reason of any action or omission to act on its part (other than any such action or inaction constituting gross negligence or willful misconduct). The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Assignment by the Assignor.

          SECTION 13. Regulatory Approval.

                  (a) Notwithstanding anything herein to the contrary, this Assignment, the other Loan Documents, and the transactions contemplated hereby and thereby, prior to a foreclosure of the Liens granted under this Assignment and the other Loan Documents, do not and will not (i) constitute, create or have the effect of constituting or creating, directly or indirectly, (A) actual or practical ownership of Assignor or any Subsidiary of Assignor by the Administrative Agent or the Lenders, or (B) control by the Administrative Agent or Lenders over the management or any other aspect of the operation of Assignor or any Subsidiary of Assignor which ownership and control remains exclusively and at all times in Assignor or such Subsidiary of Assignor, or (ii) constitute
(A) the transfer, assignment or disposition in any manner of any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval issued to Assignor or any Subsidiary of Assignor or (B) the transfer of control of Assignor or any Subsidiary of Assignor within the meaning of the Telecommunications Act of 1996, as amended, or any other Applicable Law.

                  (b) Notwithstanding any other provision of this Assignment, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Agreements or any of the other collateral referenced in any of the other Loan Documents, or any other action taken or proposed to be taken by the Administrative Agent hereunder or under any of the other Loan Documents which would affect the operational, voting or other control of any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval of Assignor or any Subsidiary of Assignor shall be in accordance with Applicable Law.

                  (c) The Assignor will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent may reasonably request and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of the FCC, any state, provincial or other local regulatory agency or body that exercises jurisdiction over the rates or services or the ownership, construction or operation of any telecommunications systems or over Persons who own, construct or operate telecommunications systems, by reason of the nature or type of business subject to regulation and not pursuant to laws and regulations of general applicability (a "PUC") or of any other Person deemed necessary or appropriate for the effective exercise of any rights under this Assignment or the Security Documents. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Assignor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each Communications License, CATV Franchise, PUC Authorization or other Governmental Approval. To enforce the provisions of this
Section 13, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC, any applicable PUC or other Governmental Authority an involuntary transfer of control of each such Communications License or other Governmental Approval for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Assignor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Assignor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, the Assignor shall further use its best efforts to assist in obtaining approval of the FCC, any applicable PUC or other Governmental Authority, if required, for any action or transactions contemplated by this Assignment or the Security Documents including, without limitation, the preparation, execution and filing with the FCC, any applicable PUC or other Governmental Authority of the assignor's or transferor's portion of any application or applications for consent to the assignment of any Communications License, CATV Franchise, PUC Authorization or other Governmental Approval or transfer of control necessary or appropriate under the rules and regulations of the FCC, any applicable PUC or other Governmental Authority for the approval of the transfer or assignment of any portion of the assets of the Assignor, together with any Communications License, CATV Franchise, PUC Authorization or other Governmental Approval. Because the Assignor agrees that the Administrative Agent's remedy at law for failure of the Assignor to comply with the provisions of this Section 13 would be inadequate and that such failure would not be adequately compensable in damages, the Assignor agrees that the covenants contained in this Section 13 may be specifically enforced, and the Assignor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

         SECTION 14. Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 14.1 of the Credit Agreement.

         SECTION 15. Rights and Remedies Cumulative, Non-Waiver, etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Assignment is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Assignment or any of the other Loan Documents or to constitute a waiver of any Event of Default. This Assignment is a Loan Document executed pursuant to the Credit Agreement.

         SECTION 16. Successors and Assigns. This Assignment is for the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns. This Assignment shall be binding on the Assignor and its successors and assigns; provided that the Assignor may not assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

         SECTION 17. Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Assignment may be amended or waived, nor may any consent be given, except in the manner set forth in Section 14.11 of the Credit Agreement.

         SECTION 18. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Agreements are irrevocable and powers coupled with an interest.

         SECTION 19. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF, EXCEPT AS AN ASSIGNMENT MAY BE GOVERNED BY LOCAL LAW.

         SECTION 20. Consent to Jurisdiction. The Assignor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Assignment, any rights or obligations hereunder, or the performance of such rights and obligations. The Assignor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Assignment, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in
Section 14.1 of the Credit Agreement. Nothing in this Section 20 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Assignor or its properties in the courts of any other jurisdictions.

         SECTION 21. Binding Arbitration; Waiver of Jury Trial.

                  (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Documents shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from supplements to this Assignment executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety
         (90) days after such demand thereof and shall be concluded within one-hundred and twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty
         (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this Section shall not apply to any Hedging Agreement that is a Loan Document.

                  (b) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE ADMINISTRATIVE AGENT, EACH LENDER, AND THE ASSIGNOR, BY THEIR ACCEPTANCE OF THIS ASSIGNMENT OR THE BENEFITS HEREOF, HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR ANY DISPUTE IN CONNECTION WITH THIS ASSIGNMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

                  (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in this Assignment or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 22. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 23. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Assignment or any provisions hereof.

         SECTION 24. Counterparts. This Assignment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed under seal by their duly authorized officers, all as of the day and year first written above.


                                                 [ASSIGNOR]
[SEAL]
                                                 By:
                                                    ----------------------------
ATTEST:                                          Name:
                                                      --------------------------
                                                 Title:
------------------------                               -------------------------
               Secretary
---------------



STATE OF ___________, COUNTY OF ________________

         This ____ day of _____________________ 199_, personally came before me [__________________], who being by me duly sworn, says that he is the [_________ _______] of [_____________], a [_____________] [INSERT CORPORATION] and that the seal affixed to the foregoing instrument in writing is the seal of the [CORPORATION], and that the writing was signed and sealed by him in behalf of the [CORPORATION], by its authority duly given. And the said [_________________] acknowledged the writing to be the act and deed of the [CORPORATION].

      Witness my hand and notary seal this ______ day of___________, 199__.


                                          --------------------------------------
                                               NOTARY PUBLIC

                                    EXHIBIT I
                           (To Collateral Assignment)

                                    EXHIBIT I
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                           First Union National Bank,
                             as Administrative Agent

                            FORM OF PLEDGE AGREEMENT

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (as amended, restated or otherwise modified, this "Agreement"), dated as of December 22, 1998, is made by _______________________, a corporation organized under the laws of Delaware (the "Pledge"), in favor of FIRST UNION NATIONAL BANK, a national banking association (the "Administrative Agent"), as Administrative Agent for the ratable benefit of the Administrative Agent and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).


                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers"), the Lenders who are or may become a party thereto, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders, the Lenders will provide certain Extensions of Credit to the Borrowers as more specifically described therein.

         The Pledgor is the legal and beneficial owner of (a) the shares of Pledged Stock (as hereinafter defined), (b) the Partnership Interests (as hereinafter defined) in the partnerships (the "Partnerships") listed on Schedule I hereto, (c) the Ownership Interests (as hereinafter defined) in the limited liability companies (the "LLCs") listed on Schedule I hereto and (d) the Pledged Debt (as hereinafter defined), in each case issued by the issuers (the "Issuers") listed on Schedule I hereto.

         In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested that the Pledgor execute this Agreement, and the Pledgor has agreed to do so pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into and make available Extensions of Credit pursuant to the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent for the ratable benefit of the Administrative Agent and Lenders as follows:

         SECTION 27. Defined Terms. Capitalized terms used herein and not otherwise defined in this Agreement, including the preambles and recitals hereof shall have the meaning assigned thereto in the Credit Agreement. In the event of a conflict between capitalized terms defined herein and in the Credit Agreement, the Credit Agreement shall control. The following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code from time to time in effect in the State of North Carolina; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, "Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Collateral" means the Stock Collateral, the Partnership Collateral, the LLC Collateral and the Pledged Debt.

                  "LLC Collateral" means all of the Ownership Interests of the Pledgor in the LLCs and all Proceeds therefrom.

                  "Ownership Interests" means the entire ownership interest of the Pledgor in each LLC listed on Schedule I hereto, including, without limitation, the Pledgor's capital account, its interest as an owner or member in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the LLCS, its interest in all distributions made or to be made by the LLCs to the Pledgor and all of the other rights, titles and interests of the Pledgor as an owner or a member of the LLCS, whether set forth in the operating or membership agreement of the LLCS, by separate agreement or otherwise.

                  "Partnership Collateral" means all of the Partnership Interests of the Pledgor in the Partnerships and all Proceeds therefrom.

                  "Partnership Interests" means the entire partnership interest of the Pledgor in each Partnership listed on Schedule I hereto, including, without limitation, the Pledgor's capital account, its interest as an owner or a partner in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of the Partnerships, its interest in all distributions made or to be made by the Partnerships to the Pledgor and all of the other rights, titles and interests of the Pledgor as an owner or a partner of the Partnerships, whether set forth in the partnership agreement of the Partnerships, by separate agreement or otherwise.

                  "Pledged Debt" means the indebtedness evidenced by the notes made by each Issuer of such notes listed on Schedule I hereto, together with all rights of any nature whatsoever that may be issued or granted by such Issuer while this Agreement is in effect, and all Proceeds therefrom.

                  "Pledged Stock" means the shares of capital stock of each Issuer with respect to such stock listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgor while this Agreement is in effect.

                  "Proceeds" means all "proceeds" as such term is defined in
         Section 9-306(L) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon, proceeds of sale thereof or distributions with respect thereto.

                  "Secured Obligations" means [the Obligations as defined in the Credit Agreement and any renewals or extensions of any of such Obligations] [the Guaranty Obligations as defined in the Credit Agreement and any renewals or extension of any such Guaranty Obligations.) (1)

                  "Stock Collateral" means the Pledged Stock and all Proceeds therefrom.

         SECTION 2. Pledge and Grant of Security Interests. In connection with the creation and perfection of a security interest in the Collateral, the Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, all of the Pledged Stock and all promissory notes evidencing the Pledged Debt and hereby grants to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, a first priority security interest in such Pledged Stock, Pledged Debt and all other Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

         SECTION 3. Stock Powers; Register of Pledge.

                  (a) Concurrently with the execution of this Agreement and delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock, (i) the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaranteed and (ii) the Pledgor shall cause each Issuer of such Pledged Stock to, and each such Issuer shall, deliver to the Administrative Agent an Acknowledgment and Consent substantially in the form of Exhibit A hereto.

                  (b) Concurrently with the execution of this Agreement, the Pledgor shall send to each Issuer of Ownership Interests and each Issuer of Partnership Interests an Authorization Statement substantially in the form of Exhibit B hereto and shall cause each such Issuer to, and each such Issuer shall, deliver to the Administrative Agent a Transaction Statement substantially in the form of Exhibit C hereto, confirming that each such Issuer has registered the pledge effected by this Agreement on its books.

         SECTION 4. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable to perform all of its duties and obligations to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent or any Lender of any of its rights hereunder shall not release the Pledgor from any of its duties or obligations, and (c) neither the Administrative Agent nor any Lender shall have any obligation or liability as a partner, or member of the Partnerships or LLCS, by reason of this Agreement.

         SECTION 5. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute the Credit Agreement, provide any Loans and accept the security contemplated hereby, the Pledgor hereby represents and warrants that:


-------------------------------
(1) Delete as applicable.

         (a) the Pledgor has the corporate, company or partnership power, authority and legal right, as applicable, to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement;

         (b) this Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

         (c) the execution, delivery and performance of this Agreement will not violate any provision of any material Applicable Law or material contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the material properties or revenues of the Pledgor pursuant to any Applicable Law or contractual obligation, except as contemplated hereby and except for such Liens as are permitted under the Credit Agreement;

         (d) except as contemplated in Sections 5, 10 and 16 hereof or as set forth in Sections 8.12(c) and 8.12(d) of the Credit Agreement, no consent or authorization of, filing with any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member, partner or other owner or creditor of the Pledgor or any Issuer), is required in connection with the execution, delivery, performance, validity or enforceability against the Pledgor of this Agreement, except (i) as may be required in connection with the disposition of the Collateral by laws affecting the offering and sale of securities generally and (ii) filings under the Uniform Commercial Code;

         (e) the jurisdictions in which the Pledgor is located for purposes of Sections 9-103 and 9-104 of the UCC are set forth in the Perfection Certificate;

         (f) except as set forth on Schedule 6.1(u) of the Credit Agreement, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby;

         (g) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of all classes of the capital stock of each of the Borrowers;

         (h) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

                  (i) the Pledged Debt has been duly authorized, authenticated, issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default;

                  (j) the Pledged Debt constitutes all of the outstanding Debt of the respective Issuers thereof owed to the Pledgor and is outstanding in the principal amount indicated on Schedule I;

                  (k) Pledgor has delivered to the Administrative Agent true and complete copies of the partnership or membership or ownership agreements, as applicable, for each of the Partnerships and LLCS, which agreements are currently in full force and effect and have not been amended or modified except as disclosed to the Administrative Agent in writing;

                  (1) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Collateral listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement and Permitted Liens;

                  (m) upon (i) delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, (ii) the delivery to the Administrative Agent of the promissory notes evidencing the Pledged Debt, (iii) the filing of properly completed financing statements in all necessary jurisdictions, (iv) the registration of the interest created by this Agreement on the books of each Partnership identified on Schedule I hereto and (v) the registration of the interest created by this Agreement on the books of each LLC identified on Schedule I hereto, the Lien granted pursuant to this Agreement will constitute a valid, perfected first priority Lien on the Pledged Stock and the Proceeds related thereto, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any of the Pledged Stock from the Pledgor.

         SECTION 6. Certain Covenants. The Pledgor covenants and agrees with the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Secured Obligations are paid in full and the Commitments are terminated:

                  (a) The Pledgor will not, without thirty (30) days' prior written notice to the Administrative Agent, change its name, identity or corporate structure so as to make any financing or other statement filed as provided herein become seriously misleading. The Pledgor will, upon request of the Administrative Agent, execute such financing statements, notices of lien, notices of assignment and continuations or amendments to any of the foregoing, and other documents (and pay the costs of filing or recording the same in all public offices deemed necessary by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request to establish and maintain a valid perfected pledge and security interest in the Collateral. Pledgor hereby constitutes and appoints the Administrative Agent (and any of its officers) as its attorney-in-fact with full power and authority to execute and deliver all documents necessary to perfect and keep perfected the security interests created hereby. This power of attorney hereby granted is a special power of attorney coupled with an interest and shall be irrevocable by Pledgor.

                  (b) The Pledgor will pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Debt owed to the Pledgor by any obligor in an amount exceeding $100,000.

                   (c) If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any stock or other certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any portion of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent, hold the same in trust for the Administrative Agent and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor, and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. In addition, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of any Issuer shall be held by the Administrative Agent as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of any Collateral shall be received by any Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Pledgor, as additional collateral securing the Secured Obligations.

                  (d) Without the prior written consent of the Administrative Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) except as expressly provided to the contrary herein, consent to any modification, extension or alteration of the terms of any partnership, membership or operating agreement of the LLCs or the Partnerships,
         (iii) accept a surrender of any partnership, membership or operating agreement of any of the Partnerships or LLCS, as applicable, or waive any breach of or default under any such agreement by any other party thereto, (iv) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (v) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. The Pledgor will defend the right, title and interest of the Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (e) Such Pledgor will advise the Administrative Agent promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any material part of the Collateral,



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         (ii) of any material change in the composition of the Collateral, and
         (iii) of the occurrence of any other event relating specifically to such Pledgor or its assets which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

                  (f) Subject to the provisions of Section 16(c) hereof, at any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

                  (g) The Pledgor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (h) On or prior to the formation or acquisition of any Subsidiary of the Pledgor possessing assets in excess of One Thousand Dollars ($1,000), the Pledgor agrees to execute such amendments and supplements to this Agreement, including without limitation the Pledge Agreement Supplement attached hereto, and such other documents and instruments and to take any and all actions, all as shall be necessary, in the reasonable judgment of the Administrative Agent, to pledge the Pledgor's interest therein to the Administrative Agent for the ratable benefit of itself and the Lenders.

         SECTION 7. Cash Dividends and Other Payments; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its rights pursuant to Section 8 below, the Pledgor shall be permitted to receive all cash dividends, distributions or other payments paid in accordance with the terms of the Credit Agreement in respect of the Collateral and to exercise all voting and corporate, company or partnership rights with respect to the Collateral; provided, that no vote shall be cast or corporate, company or partnership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would result in any material violation of any provision of the Credit Agreement, the Notes, any other Loan Documents or this Agreement.

         SECTION 8. Rights of the Administrative Agent.

         (A) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends, distributions or other payments paid in



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respect of the Collateral and make application thereof to the Secured
Obligations, in the order set forth in Section 4.5 of the Credit Agreement and
(ii) if applicable, all of the Collateral shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Collateral at any meeting of shareholders, partners, members or other owners of the applicable Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate, company or partnership structure of the applicable Issuer, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (b) The rights of the Administrative Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Administrative Agent or any Lender of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Administrative Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Administrative Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         SECTION 9. Remedies. If an Event of Default shall occur and be continuing, with the consent of the Required Lenders, the Administrative Agent may, and upon the request of the Required Lenders, the Administrative Agent shall, exercise on behalf of itself and the Lenders, all rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, and in addition thereto, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing with regard to the scope of the Administrative Agent's remedies, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, or any Issuer (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel thereto, to the payment in whole or in part of the Secured Obligations, in the order set forth in Section 10 of the Security Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         SECTION 10.       Registration Rights; Private Sales.

         (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 9 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the applicable Issuer to (i) execute and deliver, and cause the directors and officers of the applicable Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the applicable Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. For purposes of this Section 10(a), "applicable Issuer" shall mean each Issuer which is a Subsidiary of the Pledgor.

         (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all of the Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that, in the event the Administrative Agent is unable to effect a public sale, any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the applicable Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Issuer would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 10 valid and binding and in compliance with any and all other Applicable Laws. The Pledgor further agrees that a breach of any of the covenants contained in this
Section 10 will cause irreparable injury to the Administrative Agent and the Lenders not compensable in damages, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         SECTION 11. Amendments, etc. With Respect to the Secured Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Secured Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Secured Obligations continued, and the Secured Obligations, or the liability of the Pledgor or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Lender, and the Credit Agreement, the Notes, any other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lenders (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any Lender for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Agreement; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Pledgor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Pledgor with respect to any of the Secured Obligations.

         SECTION 12. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the



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

Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that such Issuer shall be fully protected in so complying.

         SECTION 13. Limitation on Duties of the Administrative Agent Regarding Collateral. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

         SECTION 14. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent in accordance with the terms of Section 4.5 of the Credit Agreement. The Administrative Agent may make distribution hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         SECTION 15. Concerning the Administrative Agent. The provisions of Article XIII of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the Pledgor and the Lenders. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

               (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action incidental thereto. As to any matters not expressly provided for herein, the Administrative Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all the Lenders) or, in the absence of such instructions, in accordance with its discretion.

               (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interests therein purported to be granted by this Agreement, whether impaired by operation of law or by reason of any action or omission to act on its part (other than any such action or inaction constituting gross negligence or willful misconduct). The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Pledgor.

         SECTION 16.       Retained Control; Regulatory Approval.

               (a) Notwithstanding anything herein to the contrary, this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, prior to a foreclosure of



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

the Liens granted under this Agreement and the other Loan Documents, do not and will not (i) constitute, create or have the effect of constituting or creating, directly or indirectly, (A) actual or practical ownership of Pledgor, any Issuer of any Collateral or any Subsidiary of Pledgor by the Administrative Agent or the Lenders, or (B) control by the Administrative Agent or the Lenders over the management or any other aspect of the operation of Pledgor, any Issuer of Collateral or any Subsidiary of Pledgor which ownership and control remains exclusively and at all times in Pledgor, such Subsidiary of Pledgor or any Issuer of Collateral, or (ii) constitute (A) the transfer, assignment or disposition in any manner of any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval issued to Pledgor, any Issuer of Collateral or any Subsidiary of Pledgor or (B) the transfer of control of Pledgor, any Issuer of Collateral or any Subsidiary of Pledgor within the meaning of the Telecommunications Act of 1996, as amended, or any other Applicable Law.

                  (b) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral or any of the other collateral referenced in any of the other Loan Documents, or any other action taken or proposed to be taken by the Administrative Agent hereunder or under any of the other Loan Documents which would affect the operational, voting or other control of any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval of Pledgor, any Subsidiary of Pledgor or any Issuer of Collateral shall be in accordance with Applicable Law.

                  (c) The Pledgor will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent may reasonably request and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of the FCC, any state, provincial or other local regulatory agency or body that exercises jurisdiction over the rates or services or the ownership, construction or operation of any telecommunications systems or over Persons who own, construct or operate telecommunications systems, by reason of the nature or type of business subject to regulation and not pursuant to laws and regulations of general applicability (a "PUC") or of any other Person deemed necessary or appropriate for the effective exercise of any rights under this Agreement or the Security Documents. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Pledgor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each CATV Franchise, Communications License, PUC Authorization or other Governmental Approval. To enforce the provisions of this
Section 16, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC, any applicable PUC or other Governmental Authority an involuntary transfer of control of each such CATV Franchise, Communications License, PUC Authorization or other Governmental Approval for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if the Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, the Pledgor shall further use its best efforts to assist in obtaining approval of the FCC, any applicable PUC or other Governmental Authority, if required, for any action or transactions contemplated by this Agreement or the Security Documents including, without limitation, the preparation, execution and filing with the FCC, any applicable PUC or other Governmental Authority of the assignor's or transferor's portion of any application or applications for consent to the assignment of any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval or transfer of control necessary or appropriate under the rules and regulations of the FCC, any applicable PUC or other Governmental Authority for the approval of the transfer or assignment of any portion of the assets of the Pledgor, together with any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval. Because the Pledgor agrees that the Administrative Agent's remedy at law for failure of the Pledgor to comply with the provisions of this Section 16 would be inadequate and that such failure would not be adequately compensable in damages, the Pledgor agrees that the covenants contained in this Section 16 may be specifically enforced, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

         SECTION 17. Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section
14.1 of the Credit Agreement.

         SECTION 18. Rights and Remedies Cumulative; Non-Waiver, etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

         SECTION 19. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns. This Agreement shall be binding on the Pledgor and its successors and assigns; provided that the Pledgor may not assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

         SECTION 20. Control Agreement Acknowledgement by Issuers and Partnership/LLC. (a) The Pledgor hereby authorizes and instructs each Issuer and Partnership/LLC to comply, and each Issuer and Partnership/LLC hereby agrees to so comply, with any instruction received thereby from the Administrative Agent in accordance with the terms of this Agreement with respect to the Collateral, without any consent or further instructions from the Pledgor and the



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
Pledgor agrees that such Issuer and Partnership/LLC shall be fully protected in so complying. Each Partnership/LLC agrees that its agreement set forth in the preceding sentence shall be sufficient to create in favor of the Administrative Agent, for the benefit of the Lenders, "control" of the Partnership/LLC Interests within the meaning of such term under Section 8-106(c) of the Code. (Notwithstanding the foregoing, nothing in this Pledge Agreement is intended or shall be construed to mean or imply that the Partnership/LLC Interests constitute "securities" within the meaning of such term under Section 8-102(a)(15) of the Code or otherwise to limit or modify the application of
Section 8-103(c)of the Code. Rather, the Administrative Agent has requested that this provision be included in this Pledge Agreement solely out of an abundance of caution in the event the Partnership/LLC Interests are, nevertheless, deemed to constitute "securities" under the Code).

         (b) Each Issuer and Partnership/LLC acknowledges receipt of a copy of this Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. Each Issuer and Partnership/LLC agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6(c) of this Pledge Agreement. Each Issuer and Partnership/LLC further agrees that the terms of
Section 10 of this Pledge Agreement shall apply to it with respect to all actions that may be required of it under or pursuant to or arising out of
Section 9 of this Pledge Agreement.

         SECTION 21. Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Agreement may be amended or waived, nor may any consent be given, except in the manner set forth in Section 14.11 of the Credit Agreement.

         SECTION 22. Powers Coupled with an Interest. All powers of attorney herein contained with respect to the Collateral constitute irrevocable powers coupled with an interest.

         SECTION 23. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         SECTION 24. Consent to Jurisdiction. The Pledgor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. The Pledgor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in Section 14.1 of the Credit Agreement. Nothing in this Section 24 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Pledgor or its properties in the courts of any other jurisdictions.

         SECTION 25. Binding Arbitration; Waiver of Jury Trial.

                  (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), between or among parties to the Notes or any other Loan Documents shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from supplements to this Agreement executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety
         (90) days after such demand thereof and shall be concluded within one-hundred and twenty (120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty
         (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this Section 25(a) shall not apply to any Hedging Agreement that is a Loan Document.

                  (b) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE ADMINISTRATIVE AGENT, EACH LENDER, AND THE PLEDGOR HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

                  (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in this Agreement or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 26. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 27. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

         SECTION 28. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each of the undersigned as caused this Agreement to be executed under seal by its duly authorized officers, all as of the day and year first written above.

                                                                    , as Pledgor
                                       ----------------------------

[CORPORATE SEAL]

                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

Acknowledged and agreed to by the following with respect to Section 20 hereof:

                                                                     , as Issuer
                                       ------------------------------

[CORPORATE SEAL]

                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                                   SCHEDULE I
                                   ----------
                              (to Pledge Agreement)

                          DESCRIPTION OF PLEDGED STOCK

Issuer                                    Class of Stock     Certificate No.    No. of Shares
------                                    --------------     ---------------    -------------



                      DESCRIPTION OF PARTNERSHIP INTERESTS

Partnership                                        Partnership Interest
-----------                                        --------------------


                          DESCRIPTION OF LLC INTERESTS

LLC                                                 LLC Interest
---                                                 ------------


                           DESCRIPTION OF PLEDGED DEBT

Debtor                    Description of Debt               Date             Original Principal Amount
------                    -------------------               ----             -------------------------


                           PLEDGE AGREEMENT SUPPLEMENT

         PLEDGE AGREEMENT SUPPLEMENT, dated as of __________________, ____ (the "Supplement"), made by ____________________, a _________________ corporation
(the "Pledgor"), in favor of First Union National Bank, a national banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent"), under the Credit Agreement (as defined in the Pledge Agreement referred to below) for the benefit of itself and the Lenders (as so defined).

         1. Reference is hereby made to that Pledge Agreement, dated as of ________ _______, 1998, made by the Pledgor in favor of the Administrative Agent (as further amended, restated or otherwise modified, the "Pledge Agreement"). This Supplement supplements the Pledge Agreement, forms a part thereof and is subject to the terms thereof. Terms defined in the Pledge Agreement are used herein as therein defined.

         [2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Administrative Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement, the Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, all of the issued and outstanding shares of capital stock of [INSERT NAME OF NEW SUBSIDIARY] (the "New Issuer") listed below, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuer in respect to such stock which the Pledge Agreement, as supplemented hereby, is in force (the "Additional Pledged Stock"; as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Stock" shall be deemed to include the Additional Pledged Stock) and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Additional Pledged Stock and all Proceeds thereof.]

                                       or

         [2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Administrative Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement, the Pledgor hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the entire [partnership] [membership] or other ownership interest of Pledgor (the "Additional Interest") in [INSERT NAME OF NEW SUBSIDIARY] (the "New [Partnership] ["LLCI"]) listed below and all Proceeds thereof, as used in the Pledge Agreement as supplemented by this Supplement, "Partnership Interests" and "Ownership Interests," as applicable, shall be deemed to include the Additional Interest.]

                                       or

         [2. The Pledgor hereby confirms and reaffirms the security interest in the Collateral granted to the Administrative Agent for the ratable benefit of itself and the Lenders under the Pledge Agreement, and, as additional collateral security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations and in order to induce the Lenders to make their Loans under the Credit Agreement, the Pledgor hereby delivers to the Administrative Agent, for the benefit of the Lenders, all of the Pledged Debt listed below (the "Additional Pledged Debt;" as used in the Pledge Agreement as supplemented by this Supplement, "Pledged Debt" shall be deemed to include the Additional Pledged Debt) and hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a first priority security interest in the Additional Pledged Debt and all Proceeds thereof.]

         3. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 5 of the Pledge Agreement are true and correct on the date of this Supplement with references therein to the ["Pledged Stock" to include the Additional Pledged Stock] or ["Partnership Interests" or "Ownership Interests," as applicable, to include the Additional Interest] or ["Pledged Debt" to include the Additional Pledged Debt], with references therein to the "Issuer" to include the New Issuer, and with references to the "Agreement" to mean the Pledge Agreement as supplemented by this Supplement.

         4. The Pledgor shall deliver to the Administrative Agent the Acknowledgement and Consent substantially in the form of Exhibit A to the Pledge Agreement attached hereto duly executed by the [New Issuer] [New Partnership] [New LLC]. The Additional [Pledged Stock] [Interest] [Pledged Debt] pledged hereby is described as follows which such description shall be deemed part of
Schedule I thereto:

                          DESCRIPTION OF PLEDGED STOCK

Issuer                        Class of Stock    Certificate No.    No. of Shares
------                        --------------    ---------------    -------------

 [New Issuer]

                     DESCRIPTION OF PARTNERSHIP/LLC INTEREST

Partnership                                         Partnership Interest
-----------                                         --------------------


                           DESCRIPTION OF PLEDGED DEBT

Debtor                    Description of Debt                Date             Original Principal Amount
------                    -------------------                ----             -------------------------



         5. The Pledgor hereby agrees to deliver to the Administrative Agent such certificates and other documents and take such other action as shall be reasonably requested by the Administrative Agent in order to effectuate the terms hereof and the Pledge Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed under seal and delivered as of the date first above written.

[CORPORATE SEAL]                       [NEW SUBSIDIARY]

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT J
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                           First Union National Bank,
                             as Administrative Agent

                           FORM OF SECURITY AGREEMENT

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (as amended, restated or otherwise modified, this "Agreement") dated as of December 22, 1998 made by KNOLOGY HOLDINGS, INC., a Delaware corporation, and certain undersigned Subsidiaries of KNOLOGY Holdings, Inc. (collectively, the "Grantors") in favor of FIRST UNION NATIONAL BANK, a national banking association, as Administrative Agent, for the ratable benefit of the itself and the Lenders under the Credit Agreement (as hereinafter defined).

                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers", the Lenders who are or may become a party thereto, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders, the Lenders will provide certain Extension of Credit to the Borrowers as more specifically described therein.

         In connection with the transactions contemplated by the Credit Agreement and as a condition precedent thereto, the Lenders have requested that the Grantors grant a continuing security interest in and to the "Collateral" (as hereinafter defined) to secure the "Secured Obligations" (as hereinafter defined), and the Grantors have agreed to do so pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Administrative Agent and the Lenders to enter into and make available Extension of Credit pursuant to the Credit Agreement, the Grantors hereby agree with the Administrative Agent for the ratable benefit of the Administrative Agent and Lenders as follows:

         SECTION 1. Definitions. Capitalized terms used herein and not otherwise defined in this Agreement, including the preambles and recitals hereof, shall have the meaning assigned thereto in the Credit Agreement. In the event of a conflict between capitalized terms defined herein and in the Credit Agreement, the Credit Agreement shall control. The following additional terms when used in this Agreement shall have the following meanings:

         "Account Debtor" means any Person who is or may become obligated to any Grantor under, with respect to, or on account of, an Account.

         "Accounts" means all "accounts" (as defined in the UCC) of any Grantor now or hereafter acquired, including without limitation all present or future accounts receivable, all rights to payment for goods sold or leased or to be sold or leased or for services rendered or to be rendered, whether or not earned by performance, all rights in any merchandise or goods which any of the same may represent, all notes receivable, book debts, notes, bills, drafts, acceptances, choses in action, contract rights, instruments and documents and all sums of money due or to become due thereon and all proceeds thereof and all rights, title, security interests and guarantees with respect to each of the foregoing.

         "Collateral" shall have the meaning assigned thereto in Section 2(a) hereof.

         "Collateral Account" means a cash collateral account established by the Grantors with the Administrative Agent, in the name and under the exclusive dominion and control of the Administrative Agent, pursuant to Section 6 hereof.

         "Copyright License" means any written agreement now or hereafter in existence granting to any Grantor any right to use any Copyright.

         "Copyrights" means, collectively, all of the following of any Grantor whether now owned or hereafter acquired or created by Grantor: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications anywhere in the world, including, without limitation, any thereof referred to on Schedule I hereto, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

         "Documents" means all "documents" (as defined in the UCC) or other receipts of any Grantor covering, evidencing or representing goods or services, whether now or hereafter owned or acquired by any Grantor.

         "Equipment" means all "equipment" (as defined in the UCC) of any Grantor, wherever located, and all other machinery, furniture, equipment and goods (other than Inventory) and all other tangible assets of any Grantor used or bought for use primarily in the business of such Grantor, including all accessions, additions, attachments, improvements, alterations, modifications, substitutions, repairs and replacements thereto and therefor, in all such cases whether now owned or hereafter acquired by any Grantor.

         "Financing Statements" shall mean the UCC Form UCC-1 Financing Statements executed by any Grantor with respect to the Collateral and to be filed in the jurisdictions set forth in the Perfection Certificate.

         "Fixtures" shall mean all "fixtures" (as defined in the UCC) of any Grantor, whether now owned or hereafter acquired.

         "General Intangibles" means all "general intangibles" (as defined in the UCC) of any Grantor whether now owned or thereafter acquired by any Grantor, including, without limitation, all rights to indemnification, and all rights, title and interest which such Grantor may now or hereafter have in or under all contracts (other than contracts described in the definition of Accounts), agreements, permits, licenses (subject, however, with respect to CATV Franchises, Communications Licenses and PUC Authorizations, to the limitation set forth in Subsection 2(a)(ix) hereof), causes of action, franchises, tax refund claims, customer lists, Intellectual Property, license royalties, goodwill, trade secrets, data bases, business records, and all other intangible property of every kind and nature.

         "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) of any Grantor, including, without limitation, instruments, chattel paper and letters of credit evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now or hereafter owned or acquired by any Grantor.

         "Intellectual Property" means, collectively, all of the following of any Grantor: (a) all systems software and applications software, including, without limitation, screen displays and formats, program structures, sequence and organization, all documentation for such software, including, without limitation, user manuals, flowcharts, programmer's notes, functional specifications, and operations manuals, all formulas, processes, ideas and know-how embodied in any of the foregoing, and all program materials, flowcharts, notes and outlines created in connection with any of the foregoing, whether or not patentable or copyrightable, (b) concepts, discoveries, improvements and ideas, (c) any useful information relating to the items described in clause (a) or (b), including know-how, technology, engineering drawings, reports, design information, trade secrets, practices, laboratory notebooks, specifications, test procedures, maintenance manuals, research, development, manufacturing, marketing, merchandising, selling, purchasing and accounting, (d) Patents and Patent Licenses, Copyrights and Copyright Licenses, Trademarks and Trademark Licenses, and (e) other licenses to use any of the items described in the foregoing clauses (a), (b), (c) and (d) or any other similar items of such Grantor necessary for the conduct of its business.

         "Inventory" means all "inventory" (as defined in the UCC) of any Grantor, including without limitation, all raw materials, inventory and other materials and supplies, work-in-process, finished goods, all accessions thereto, documents therefor and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

         "Investment Property" means all "securities" (whether certificated or uncertificated), "security entitlements", securities accounts", "commodity contracts" and "commodity accounts" (in each case as defined in the UCC) of any Grantor, whether now owned or hereafter acquired.

         "Lockbox Letter" means a lockbox letter, substantially in the form of Exhibit A hereto, duly executed by the Grantor and a bank in accordance with
Section 6.

         "Patent License" means any written agreement now or hereafter in existence granting to any Grantor any right to use any invention on which a Patent is in existence.

         "Patents" means, collectively, all of the following of any Grantor: (a) all patents, rights and interests in patents, patentable inventions and patent applications anywhere in the world, including, without limitation, any thereof referred to on Schedule ii hereto, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and (e) all rights corresponding to any of the foregoing throughout the world.

         "Perfection Certificate" means the perfection certificate dated as of even date herewith, substantially in the form of Exhibit B hereto, in form and substance satisfactory to the Administrative Agent, and duly certified by a Responsible Officer of the Guarantor so authorized to act.

         "Permitted Liens" means all liens and encumbrances respecting the Collateral permitted pursuant to Section 10.3 of the Credit Agreement.

         "Proceeds" means all "proceeds" (as defined by the UCC) of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, the Collateral, including, without limitation, all claims of any Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral and the following types of property acquired with cash proceeds: Accounts, Inventory, Documents, Fixtures, Instruments, General Intangibles, Equipment and Vehicles.

         "Secured Obligations" means (a) with regard to any Grantor that is a Borrower, the Obligations of the Borrowers as defined in the Credit Agreement and any renewals or extensions thereof and (b) with regard to the Guarantor, the Guaranteed Obligations as defined in the Credit Agreement and any renewals or extensions thereof

         "Security Interests" means the security interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

         "Trademark License" means any written agreement now or hereafter in existence granting to any Grantor any right to use any Trademark.

         "Trademarks" means, collectively, all of the following of any Grantor:
(a) all trademarks, rights and interests in trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith anywhere in the world, including without limitation any thereof referred to on Schedule II hereto, (b) all reissues, extensions, continuations (in whole or in part) and renewals of any of the foregoing, (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing, (d) the right to sue for past, present and future infringements of any of the foregoing and
(e) all rights corresponding to any of the foregoing throughout the world.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of North Carolina; provide that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         "Vehicles" means all cars, trucks, trailers, construction and earth moving equipment of any Grantor and other vehicles covered by a certificate of title law of any state, and all tires and other appurtenances to any of the foregoing.

         SECTION 2. The Security Interests.

         (a) To secure the Credit Agreement in accordance with the terms thereof, and to secure the payment and performance of all of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Administrative Agent and the Lenders, a continuing security interest in and to all of such Grantor's estate, right title and interest in and to all of the following property, whether now or hereafter owned or acquired by such Grantor or in which such Grantor may now or hereafter have or acquire any estate right, title or interest, and wherever located (collectively, along with any other property of such Grantor which may from time to time secure the Secured Obligations, the "Collateral"):

                  (i)      Accounts;

                  (ii)     Inventory;

                  (iii)    Documents;

                  (iv)     Equipment;

                  (v)      Fixtures;

                  (vi)     Instruments;

                  (vii)    General Intangibles;

                  (viii)   Investment Property;

                  (ix)     Vehicles;

                  (x) The Collateral Account, all cash deposited therein from time to time and other monies and property of any kind of any Grantor in the possession or under the control of the Administrative Agent and any Lender;

                  (xi) All CATV Franchises, Communications Licenses and PUC Authorizations (collectively, the "Communications Licenses") of such Grantor and all goodwill and going concern value relating thereto; provided, however, that such security interest shall include such CATV Franchises, Communications Licenses and PUC Authorizations only at such times and to the extent, that such Grantor is permitted to grant a security interest therein pursuant to the Telecommunications Act of 1996 as amended, and the policies and regulations promulgated thereunder and all other Applicable Laws, and shall include, to the maximum extent permitted by Applicable Law, all rights incident or appurtenant to any such CATV Franchises, Communications Licenses and PUC Authorizations, and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of any such CATV Franchises, Communications Licenses and PUC Authorizations; and provided further, to the extent that such Grantor is prohibited from granting a security interest in any CATV Franchise, Communications License or PUC Authorization, such Grantor agrees that a security interest shall automatically attach to any such CATV Franchise, Communications License or PUC Authorization, all rights incident or appurtenant thereto, and the rights to receive proceeds derived from or in connection with the sale, assignment or transfer of any such CATV Franchise, Communications License or PUC Authorization, at such time that such a security interest is permitted by Applicable Law;

                  (xii) Except as set forth in Section 8.12(c) of the Credit Agreement, all Interactive Broadband Networks, as defined in the Credit Agreement; provided, however, that such security interest shall include such Interactive Broadband Networks only at such times and to the extent, that such Grantor is permitted to grant a security interest therein pursuant to the Telecommunications Act of 1996 as amended, and the policies and regulations promulgated thereunder and all other Applicable Laws, and shall include, to the maximum extent permitted by Applicable Law, all rights incident or appurtenant to any such Interactive Broadband Networks, and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of any, such Interactive Broadband Networks; and provided further, to the extent that such Grantor is prohibited from granting a security interest in any Interactive Broadband Networks, such Grantor agrees that a security interest shall automatically attach to any such Interactive Broadband Networks, all rights incident or appurtenant thereto, and the rights to receive proceeds derived from or in connection with the sale, assignment or transfer of any such Interactive Broadband Networks, at such time that such a security interest is permitted by Applicable Law;

                  (xiii) All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of such Grantor pertaining to any of the Collateral;

                  (xiv) All other goods and personal property of such Grantor, whether tangible or intangible; and

                  (xv) All products and Proceeds of all or any of the Collateral described in clauses (i) through (xiv) hereof.

         Notwithstanding anything contained in any one or more of the Loan Documents to the contrary, it is agreed that the Loan Parties shall not be deemed to have granted a security interest in any Communications License, CATV Franchise, PUC Authorization or agreement with respect to which the consent or approval of any third party is necessary for the creation of such a security interest until such time, if ever, as the consents or approvals applicable with respect to such Communications License, CATV Franchise, PUC Authorization or agreement have been obtained.

         (b) The Security Interests are granted as security only and shall not subject the Administrative Agent or any Lender to, or transfer to the Administrative Agent or any Lender, or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 3. Representations and Warranties. Each Grantor represents and warrants as follows:

         (a) Such Grantor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Security Interests in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Security Interests on the Collateral pursuant to, this Agreement.

         (b) This Agreement constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement creditors' rights generally and by the availability of equitable remedies.

         (c) Except as set forth in Sections 8.12(c) and 8.12(d) of, the Credit Agreement, the execution, delivery and performance of this Agreement will not violate any provision of any material Applicable Law or material contractual obligation of such Grantor and will not result in the creation or imposition of any Lien on any of the material properties or revenues of such Grantor pursuant to any Applicable Law or contractual obligation of such Grantor, except as contemplated hereby and except for such Liens as are permitted under the Credit Agreement.

         (d) Except as set forth in Sections 8.12(c) and 8.12(d) of the Credit Agreement, as provided for in Section 13, no consent or authorization of, filing with any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Grantor), is required in connection with the execution, delivery, performance, validity or enforceability against the Grantor of this Agreement, except filings under the Uniform Commercial Code.

         (e) Except as set forth on Schedule 6.1 (u) to the Credit Agreement, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Grantor after due inquiry, threatened by or against such Grantor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

         (f) Such Grantor has good and marketable title to all of its Collateral, free and clear of any Liens other than the Permitted Liens.

         (g) No Grantor has performed any acts that would prevent or hinder the Administrative Agent from enforcing any of the terms of this Agreement. Other than financing statements or other similar or equivalent documents or instruments with respect to Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction. No Collateral is in the possession of any Person (other than such Grantor) asserting any claim thereto or security interest therein, except that the Administrative Agent or its designee may have possession of Collateral as contemplated hereby.

         (h) All of the information set forth in the Perfection Certificate is true and correct as of the date hereof

         (i) Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable Instruments, documents and chattel paper constituting Collateral currently owned or held by such Grantor, if any (duly endorsed in blank, if requested by the Administrative Agent).

         (j) With respect to any Intellectual Property the loss, impairment or infringement of which could have a Material Adverse Effect on any Grantor:

                  (i) such Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (ii) such Intellectual Property is valid and enforceable;

                  (iii) except for those items of Intellectual Property listed on Schedule I and identified as unregistered, such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property, including, without limitation, recordations of all of its interests in the Patents and Trademarks in the United States Patent and Trademark Office and its claims to the Copyrights in the United States Copyright Office;

                  (iv) such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property and no claim has been made that the use of such Intellectual Property does or may violate the asserted rights of any third party;

                  (v) except for those items of Intellectual Property listed on
         Schedule I and identified as unregistered, such Grantor has performed all acts and has paid all required fees and taxes to maintain such Intellectual Property in full force and effect; and

                  (vi) with respect to any unregistered Intellectual Property which has been listed on Schedule I and identified as unregistered, at such time as any currently unregistered Intellectual Property becomes registered, the Grantor shall comply with subsections (iii) and (v) hereof.

         (k) The Financing Statements naming each Grantor as Debtor are in appropriate form and when filed in the offices specified in the Perfection Certificate, the Administrative Agent, on behalf of itself and the Lenders, will have a valid and perfected security interest in the Collateral of such Grantor, prior to all other Liens and rights of others therein except for the Permitted Liens (to the extent that a security interest therein may be created pursuant to the UCC and perfected by filing pursuant to the UCC) and all filings and other actions necessary or desirable to so perfect and protect such Security Interests have been duly taken.

         (l) The Inventory, Fixtures, Equipment and Vehicles are insured in accordance with the requirements hereof and of the Credit Agreement.

         (m) All Inventory, if any, has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended, to the extent applicable.

         SECTION 4. Further Assurances; Covenants.

         (a) General.

                  (i) No Grantor shall change the location of its chief executive office or principal place of business in any state unless it shall have given the Administrative Agent thirty (30) days prior written notice thereof, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith and delivered evidence of perfection with respect thereto in accordance with Section 4(a)(vi). No Grantor shall change the locations where it keeps or holds any material Collateral or any material records relating thereto from the applicable location described in the Perfection Certificate unless such Grantor shall have given the Administrative Agent thirty (30) days prior written notice of such change of location, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith and, if requested by the Administrative Agent, delivered an opinion of counsel with respect thereto in accordance with Section 4(a)(vii) hereof; provided, however, that such Grantor may keep Inventory at, or in transit to, any location described in the Perfection Certificate. No Grantor shall in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected unless such Grantor has complied with the foregoing proviso of this
         Section 4(a)(i).

                  (ii) No Grantor shall change its name, identity or corporate structure in any manner such that any UCC financing statements would become seriously misleading unless


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

         it shall have given the Administrative Agent thirty (30) days prior written notice thereof, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith, and delivered an opinion of counsel with respect thereto in accordance with
         Section 4(a)(vii) hereof

                  (iii) The Grantors shall maintain the Administrative Agent's Lien on the Collateral as a first priority perfected Lien thereon, subject to Permitted Liens. Except as set forth in Sections 8.12(c) and 8.12(d) of the Credit Agreement, each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC and any filings with the United States Patent and Trademark Office and United States Copyright Office) that from time to time may be necessary, or that the Administrative Agent may reasonably request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Administrative Agent and the Lenders to obtain the full benefits of this Agreement, or to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. Prior to the irrevocable payment in full of the Secured Obligations, each Grantor hereby authorizes the Administrative Agent, upon the failure of such Grantor to so do within three (3) Business Days after receipt of written notice from the Administrative Agent to execute and file financing statements, financing statement amendments or continuation statements without such Grantor's signature appearing thereon. Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Grantors shall pay the costs of, or incidental to, any recording or filing of the Financing Statements and any other financing statements, financing statement amendments or continuation statements concerning the Collateral.

                  (iv) If any Collateral exceeding in value $50,000 in the aggregate is at any time in the possession or control of any warehouseman, bailee (other than a carrier transporting Inventory to a purchaser in the ordinary course of business), or any Grantor's agents or processors, such Grantor shall notify in writing such warehouseman, bailee, agent or processor of the Security Interests created hereby, shall obtain such warehouseman's, bailee's, agent's or processor's agreement in writing to hold all such Collateral for the Administrative Agent's account subject the Administrative Agent's instructions, and shall cause such warehouseman, bailee, agent or processor to issue and deliver to the Administrative Agent warehouse receipts, bills of lading or any similar documents relating to such Collateral in the Administrative Agent's name and in form and substance acceptable to the Administrative Agent

                  (v) Each Grantor will cause the Administrative Agent, for the ratable benefit of the Lenders, to be named as loss payee on each insurance policy covering risks relating to any of its Inventory, Fixtures, Equipment and Vehicles, as reasonably requested by the Administrative Agent. Each Grantor will deliver to the Administrative Agent certificates of insurance, evidence of payment of all insurance premiums for the current policy year, and, if requested by the Administrative Agent, copies (certified by a responsible Officer of the applicable Grantor) of each such insurance policy. Each such insurance policy shall provide that all insurance proceeds shall be adjusted with and payable to the Administrative Agent and provide that no cancellation or termination thereof shall be effective until at least thirty (30) days have elapsed after receipt by the Administrative Agent of written notice thereof.

                  (vi) Each Grantor will, promptly upon request, provide to the Administrative Agent all information and evidence the Administrative Agent may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Administrative Agent to enforce the provisions of this Agreement.

                  (vii) Prior to each date on which any Grantor proposes to take any action contemplated by Section 4(a)(i) or Section 4 (a)(ii) hereof, such Grantor shall, as reasonably requested by the Administrative Agent, at its cost and expense, cause to be delivered to the Administrative Agent and the Lenders an opinion of counsel, in form and content reasonably satisfactory to the Administrative Agent.

                  (viii) Each Grantor will comply in all material respects with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the Collateral or any part thereof or to the operation of such Grantor's business.

                  (ix) Each Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such tax. assessment, governmental charge, levy or claim need be paid if (A) the validity thereof is being contested in good faith by appropriate proceedings and (B) such charge is adequately reserved against on such Grantor's books in accordance with GAAP.

                  (x) No Grantor shall:

                           (1) sell, assign (by operation of law or otherwise)
                  or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

                           (2) create or suffer to exist any Lien or other
                  charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity, except for Permitted Liens and except as permitted by the Credit Agreement.

                  (xi) Each Grantor will, upon request by the Administrative Agent, deliver to the Administrative Agent possession of all originals of all negotiable Instruments and Documents constituting Collateral currently owned or held by such Grantor, if any (duly endorsed in blank, if requested by the Administrative Agent).

         (b) Accounts, Etc.

                  (i) Each Grantor shall use all reasonable efforts to cause to be collected from its Account Debtors, as and when due in accordance with prudent business practices generally customary in businesses similar to those of such Grantor, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and to apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, reasonable attorneys' fees), of collection of Accounts incurred by such Grantor or the Administrative Agent shall be borne by such Grantor.

                  (ii) Upon the occurrence and during the continuance of any Event of Default, upon request of the Administrative Agent each Grantor will promptly notify (and each Grantor hereby authorizes the Administrative Agent so to notify) each Account Debtor in respect of any Account that such Account has been assigned to the Administrative Agent hereunder and that any payments due or to become due in respect of such Account are to be made directly to the Administrative Agent or its designee.

                  (iii) Each Grantor will perform and comply with all of its material obligations in respect of Accounts and General Intangibles and the exercise by the Administrative Agent of any of its rights hereunder shall not release such Grantor from any of its duties or obligations.

                  (iv) No Grantor will (A) amend, modify, terminate or waive any material provision of any agreement giving rise to a material Account in any manner which could reasonably be expected to materially adversely affect the value of such Account as Collateral, (B) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to a material Account (other than any right of termination) or (C) fail to deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to a material Account.

                  (v) Other than in the ordinary course of business as generally conducted by each Grantor over a period of time, such Grantor will not grant any extension of the time of payment of any of the Accounts with a face amount in excess of $50,000 or compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         (c) Inventory, Etc. At the request of the Administrative Agent or any Lender, each Grantor shall deliver to the Administrative Agent and each Lender a schedule of Inventory. Unless otherwise indicated in writing by such Grantor, each schedule of Inventory delivered by such Grantor to the Administrative Agent and each Lender shall constitute a representation with respect to the Inventory listed thereon or referred to therein that: (A) all such Inventory is located at places of business listed in the Perfection Certificate or as to which such Grantor has complied with the provisions of Section 4(a)(i) hereof or on the premises identified on the then current schedule of Inventory or is Inventory in transit from one such location to another such location; (B) no such Inventory is subject to any Lien whatsoever, except for Permitted Liens and as permitted by the Credit Agreement;
(C) no such Inventory in aggregate value exceeding $50,000 at any time is, nor shall at any time or times be, kept, stored or maintained with a bailee, warehouseman, carrier or similar party (other than a carrier delivering Inventory to a purchaser in the ordinary course of such Grantor's business) unless the Administrative Agent has given its prior written consent and such Grantor has complied with the provision of Section 4 (a)(iv) hereof

         (d) Equipment, Etc. Each Grantor will maintain each material item of Equipment in the same condition, repair and working order as when acquired, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will as quickly as practicable provide all maintenance, service and repairs necessary for such purpose and will promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any material portion of the Equipment.

         (e) Intellectual Property.

                  (i) Each Grantor shall notify the Administrative Agent promptly (a) of its acquisition after the Closing Date of any material Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License and (b) if it knows, or has reason to know of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office or United States Patent and Trademark Office, as applicable, or any court) regarding such Grantor's ownership of any material Copyright, Patent or Trademark, its material right to register the same, or to keep and maintain the same. In the event that any material Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License is infringed, misappropriated or diluted by a third party, such Grantor shall notify the Administrative Agent promptly after it learns thereof and shall, unless such Grantor and the Administrative Agent shall jointly determine that any such action would be of immaterial economic value, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as may be appropriate under the circumstances to protect such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License. If any Grantor, either itself or through any agent, employee or licensee, files an application for the registration of any Copyright, Patent or Trademark with the United States Copyright Office or United States Patent and Trademark Office, as applicable, or any similar office or agency in any other country or any political subdivision thereof, such Grantor will so inform the Administrative Agent, and, upon issuance of such Copyright, Patent or Trademark, execute and deliver any and all agreements, instrument, documents and papers the Administrative Agent may reasonably request to evidence the Security Interests in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby. Each Grantor hereby constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power, being coupled with an interest, shall be irrevocable until the Secured Obligations have been paid in full and satisfied.

                  (ii) Each Grantor shall: (a) preserve and maintain in all material respects rights in the Intellectual Property (including, without limitation, the payment of all required fees and taxes to maintain such Intellectual Property in full force and effect); and (b) upon and after the occurrence of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable the Administrative Agent to exercise its remedies with respect to the Intellectual Property. No Grantor shall abandon any right to file a Copyright, Patent or Trademark application that is material to the business of such Grantor nor shall such Grantor abandon any such pending Copyright, Patent or Trademark application, or Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License without the prior written consent of the Administrative Agent.

                  (iii) Each Grantor hereby assigns, transfers and conveys to the Administrative Agent, effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by such Grantor, together with any goodwill associated therewith, all to the extent necessary to enable the Administrative Agent to realize on the Collateral (including, without limitation, completing production of, advertising for sale and selling the Collateral) and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of the Administrative Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor by the Administrative Agent.

         (f) Vehicle. Upon the reasonable request of the Administrative Agent, all applications for certificates of title or ownership indicating the Administrative Agent's first priority Lien (subject to Permitted Liens) on the Vehicle covered by such certificate, and any other necessary documentation, shall be filed in each office in each jurisdiction which the Administrative Agent shall deem advisable to perfect its Liens on the Vehicles. Prior thereto, each certificate of title or ownership relating to each Vehicle shall be maintained by the applicable Grantor in accordance with Applicable Law to reflect the ownership interest of such Grantor.

         (g) Indemnification. The Grantors agree to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, complying with any Applicable Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement; provided, however, said indemnifications shall not apply to the extent any such liabilities, costs and expenses result from the gross negligence or willful misconduct of the Administrative Agent or any Lender. In any suit, proceeding or action brought by the Administrative Agent under any Account for any sum owing thereunder, or to enforce any provisions of any Account, each Grantor will save, indemnify and keep the Administrative Agent and the Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever the Account Debtor or any other obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or obligor or its successors from such Grantor (except to the extent any such expense, loss or damage results from the gross negligence or willful misconduct of the Administrative Agent or any Lender). The obligations of the Grantors under this Section 4(g) shall survive the termination of the other provisions of this Agreement.

         SECTION 5. Reporting and Recordkeeping. Each Grantor respectively covenants and agrees with the Administrative Agent and the Lenders that from and after the date of this Agreement and until the Secured Obligations have been paid in full and satisfied:

         (a) Maintenance of Records Generally. Such Grantor will keep and maintain at its own cost and expense complete and accurate records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral, all in a manner consistent with such Grantor's past practice. All chattel paper given to such Grantor with respect to any Accounts will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of First Union National Bank, as Administrative Agent". For the Administrative Agent's and the Lenders' further security, such Grantor agrees that upon the occurrence and during the continuation of any Event of Default, such Grantor shall deliver and turn over any such books and records directly to the Administrative Agent or its designee. Such Grantor shall permit any representative of the Administrative Agent to inspect such books and records in accordance with Section 8.11 of the Credit Agreement and will provide photocopies thereof to the Administrative Agent upon its reasonable request.

         (b) Certain Provisions Regarding Maintenance of Records and Reporting
Re: Accounts.

                  (i) In the event any amounts due and owing in excess of $50,000 individually or $100,000 in the aggregate are in dispute between any Account Debtor and any Grantor, such Grantor shall provide the Administrative Agent with written notice thereof promptly after such Grantor's learning thereof, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

                  (ii) Each Grantor will promptly notify the Administrative Agent in writing if any Account, the face value of which exceeds $50,000 arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal Assignment of Claims Act, and will take any action required or requested by the Administrative Agent or give notice of the Administrative Agent's Security Interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local Governmental Authority. Any notifications or other documents executed and delivered to the Administrative Agent in connection with the Federal Assignment of Claims Act or any comparable state law may be promptly filed with the appropriate Governmental Authority by the Administrative Agent or held by the Administrative Agent until the Administrative Agent decides in its sole discretion to make any such filing.

                  (iii) Each Grantor will promptly upon, but in no event later than five (5) Business Days after: (A) such Grantor's learning thereof, inform the Administrative Agent, in writing, of any material delay in such Grantor's performance of any of its obligations to any Account Debtor and of any assertion of any claims, offsets or counterclaims by any Account Debtor and of any allowances, credits and/or other monies granted by such Grantor to any Account Debtor, in each case involving amounts in excess of $50,000 for any single Account or Account Debtor or in excess of $100,000 in the aggregate for all Accounts and Account Debtors; and (B) such Grantor's receipt or learning thereof, furnish to and inform the Administrative Agent of all adverse information of a material nature relating to the financial condition of any Account Debtor with respect to Accounts exceeding $50,000 individually or $100,000 in the aggregate.

         (c) Further Identification of Collateral. Each Grantor will, if so requested by the Administrative Agent, furnish to the Administrative Agent statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

         (d) Notices. In addition to the notices required by Section 5(b hereof, each Grantor will advise the Administrative Agent promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral, (ii) of any material adverse change in the composition of the Collateral, and (iii) of the occurrence of any other event which could have a Material Adverse Effect on the Collateral or on the validity, perfection or priority of the Security Interests.

         SECTION 6. Collateral Account.

         (a) There is hereby established with the Administrative Agent a Collateral Account in the name and under the exclusive dominion and control of the Administrative Agent. There shall be deposited from time to time into such account the cash proceeds of the Collateral required to be delivered to the Administrative Agent pursuant to Section 6(b) hereof or any other provision of this Agreement. Any income received by the Administrative Agent with respect to the balance from time to time standing to the credit of the Collateral Account, shall remain, or be deposited, in the Collateral Account, shall vest in the Administrative Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

         (b) Upon the occurrence and during the continuance of an Event of Default, if requested by the Administrative Agent, each Grantor shall instruct all Account Debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (i) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of the Administrative Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of such bank) under a Lockbox Letter substantially in the form of Exhibit A hereto duly executed by such Grantor and such bank or under other arrangements, in form and substance satisfactory to the Administrative Agent, pursuant to which such Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account or as the Administrative Agent may otherwise instruct such bank, and thereafter if the proceeds of any Collateral shall be received by such Grantor, such Grantor will promptly deposit such proceeds into the Collateral Account and until so deposited, all such proceeds shall be held in trust by such Grantor for and as the property of the Administrative Agent, for the benefit of itself and the Lenders and shall not be commingled with any other funds or property of such Grantor. At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may itself so instruct such Grantor's Account Debtors. All such payments made to the Administrative Agent shall be deposited in the Collateral Account.

         (c) Upon the occurrence and during the continuance of an Event of Default, amounts on deposit in the Collateral Account shall be promptly liquidated and applied to the payment of the Secured Obligations in the manner specified in Section 10 hereof.

         SECTION 7. General Authority.

         (a) Each Grantor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Grantor, the Administrative Agent, the Lenders or otherwise, for the sole use and benefit of the Administrative Agent and the Lenders, but at such Grantor's expense, to exercise, at any time and from time to time all or any of the following powers:

                  (i) to file the Financing Statements and any financing statements, financing statement amendments and continuation statements referred to in Sections 4(a)(i), 4(a)(ii), and 4(a)(iii) hereof,

                  (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

                  (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

                  (iv) to sell, transfer, assign or otherwise deal in or with the Collateral and the Proceeds thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

                  (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided that the Administrative Agent shall not take any of the actions described in this Section 7 except those described in clause (i) above unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall give such Grantor not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value. Each Grantor agrees that any such notice constitutes "reasonable notification" within the meaning of
Section 9-504(3) of the UCC (to the extent such Section is applicable).

         Notwithstanding the foregoing provisions of this Section 7, no Person shall be entitled to take any action with respect to any part or all of the Collateral which would constitute a transfer of control in or an assignment by such Grantor of its right, title or interest in and to any Communications License in violation of Applicable Law or the then applicable rules, regulations and written policies of the FCC or any applicable PUC or other Governmental Authority until any required consents, approvals or authorizations of the FCC or such PUC or Governmental Authority are obtained.

         (b) Each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         (c) Each Grantor also authorizes the Administrative Agent at any time and from time to time, to execute, in connection with the sale provided for in
Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

          SECTION 8. Remedies Upon Event of Default.

         (a) If any Event of Default has occurred and is continuing, the Administrative Agent may exercise on behalf of itself and the Lenders all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may
(i) withdraw all cash, if any, in the Collateral Account and investments made with amounts on deposit in the Collateral Account, and apply such monies, investments and other cash, if any, then held by it as Collateral as specified in Section 10 hereof and (ii) if there shall be no such monies, investments or cash or if such monies, investments or cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. The Administrative Agent or any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Each Grantor will execute and deliver such documents and take such other action as the Administrative Agent deems reasonably necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (without warranty). The purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor. To the extent permitted by law, such Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice of such sale shall be given to such Grantor ten (10) days prior to such sale and (A) in case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Grantors shall remain liable for any deficiency.

         (b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Administrative Agent may (i) require each Grantor to, and such Grantor agrees that it will, at its expense and upon the request of the Administrative Agent, forthwith assemble all or any part of the Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in the Administrative Agent's opinion, reasonably convenient to the Administrative Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by Applicable Law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located and, without charge or liability to the Administrative Agent, seize and remove such Collateral from such premises, (iii) have access to and use such Grantor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by such Grantor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Administrative Agent deems appropriate and, in connection with such preparation and disposition, use without charge any Trademark, trade name, Copyright, Patent or technical process used by such Grantor.

         (c) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

                  (i) the Administrative Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its sole discretion determine;

                  (ii) the Administrative Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of each Grantor in, to and under any Copyright License, Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, provided, however, that the Administrative Agent shall not take any such actions that shall result in the failure of such Copyright License, Patent Licenses or Trademark Licenses to remain in compliance with all Applicable Laws, and each Grantor hereby releases the Administrative Agent and each of the Lenders free and harmless from and against any claims arising out of any action so taken or omitted to be taken in compliance with the foregoing provisions; and

                  (iii) upon request by the Administrative Agent, each Grantor will execute and deliver to the Administrative Agent a power of attorney, in form and substance satisfactory to the Administrative Agent, for the implementation of any lease, assignment, license, sublicense, grant or option, sale or other disposition of a Copyright, Patent or Trademark. In the event of any such disposition pursuant to this Section, each Grantor shall supply its know-how and expertise relating to such Copyrights, the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Copyrights, Patents or Trademarks and to the distribution of said products, to the Administrative Agent.

         SECTION 9. Limitation on Duties of the Administrative Agent Regarding Collateral. Beyond reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

         SECTION 10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent in accordance with the terms of Section 4.5 of the Credit Agreement. The Administrative Agent may make distribution hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         SECTION 11. Concerning the Administrative Agent. The provisions of
Article XIII of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the Grantors and the Lenders. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

                  (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action incidental thereto. As to any matters not expressly provided for herein, the Administrative Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all the Lenders) or, in the absence of such instructions, in accordance with its discretion.

                  (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests, whether impaired by operation of law or by reason of any action or omission to act on its part (other than any such action or inaction constituting gross negligence or willful misconduct). The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Grantor.

         SECTION 12. Appointment of Administrative Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction or in order to effectuate any provision of the Loan Documents, the Administrative Agent may appoint another bank or trust company or one or more other Persons, either to act as collateral agent or agents, jointly with the Administrative Agent or separately, on behalf of the Administrative Agent and the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such collateral agent similar to the provisions of Section 11 hereof).

         SECTION 13. Regulatory Approval.

         (a) Notwithstanding anything herein to the contrary, this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, prior to a foreclosure of the Liens granted under this Agreement and the other Loan Documents, do not and will not (i) constitute, create or have the effect of constituting or creating, directly or indirectly, (A) actual or practical ownership of any Grantor or any Subsidiary of any Grantor by the Administrative Agent or the Lenders, or (B) control by the Administrative Agent or the Lenders over the management or any other aspect of the operation of any Grantor or any Subsidiary of any Grantor which ownership and control remains exclusively and at all times in any Grantor or such Subsidiary of any Grantor, or (ii) constitute
(A) the transfer, assignment or disposition in any manner of any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval issued to any Grantor or any Subsidiary of any Grantor or (B) the transfer of control of any Grantor or any Subsidiary of any Grantor within the meaning of the Telecommunications Act of 1996, as amended, or any other Applicable Law.

         (b) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral or any of the other collateral referenced in any of the other Loan Documents, or any other action taken or proposed to be taken by the Administrative Agent hereunder or under any of the other Loan Documents which would affect the operational, voting or other control of any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval of any Grantor or any Subsidiary of any Grantor shall be in accordance with Applicable Law.

         (c) Each Grantor will, at its expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent may reasonably request and as may be required by law in connection with the obtaining of any consent, approval, registration, qualification, or authorization of the FCC, any state, provincial or other local regulatory agency or body that exercises jurisdiction over the rates or services or the ownership, construction or operation of any telecommunications systems or over Persons who own, construct or operate telecommunications systems, by reason of the nature or type of business subject to regulation and not pursuant to laws and regulations of general applicability (a "PUC") or of any other Person deemed necessary or appropriate for the effective exercise of any rights under this Agreement or the Security Documents. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, each Grantor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each CATV Franchise, Communications License, PUC Authorization or other Governmental Approval. To enforce the provisions of this
Section 13, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC, any applicable PUC or other Governmental Authority an involuntary transfer of control of each such CATV Franchise, Communications License, PUC Authorization or other Governmental Approval for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Grantor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if such Grantor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, such Grantor shall further use its best efforts to assist in obtaining approval of the FCC, any applicable PUC or other Governmental Authority, if required, for any action or transactions contemplated by this Agreement or the Security Documents including, without limitation, the preparation, execution and filing with the FCC, any applicable PUC or other Governmental Authority of the assignor's or transferor's portion of any application or applications for consent to the assignment of any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval or transfer of control necessary or appropriate under the rules and regulations of the FCC, any applicable PUC or other Governmental Authority for the approval of the transfer or assignment of any portion of the assets of such Grantor, together with any CATV Franchise, Communications License, PUC Authorization or other Governmental Approval. Because such Grantor agrees that the Administrative Agent's remedy at law for failure of such Grantor to comply with the provisions of this Section 13 would be inadequate and that such failure would not be adequately compensable in damages, such Grantor agrees that the covenants contained in this Section 13 may be specifically enforced, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

         SECTION 14. Expense. In the event that any Grantor fails to comply with the provisions of the Credit Agreement, this Agreement or any other Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Administrative Agent may, but shall not be required to, effect such compliance on behalf of such Grantor, and the Grantors shall reimburse the Administrative Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other Governmental Authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors; and if the Grantors fail promptly to pay any portion thereof when due, the Administrative Agent or any Lender may, at its option, but shall not be required to, pay the same and charge the Grantors' account therefor, and the Grantors agree to reimburse the Administrative Agent or such Lender therefor on demand. All sums so paid or incurred by the Administrative Agent or any Lender for any of the foregoing and any and all other sums for which any Grantor may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Administrative Agent or any Lender in enforcing or protecting the Security Interests or any of their rights or remedies thereon shall be payable by the Grantors on demand and shall bear interest (after as well as before judgment) until paid at the rate then applicable to Base Rate Loans under the Credit Agreement and shall be additional Secured Obligations hereunder.

         SECTION 15. Notices. All notices and communications hereunder shall be given to the addresses and otherwise made in accordance with Section 14.1 of the Credit Agreement.

         SECTION 16. Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrowers, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

         SECTION 17. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on each Grantor and its successors and assigns; provide that no Grantor may assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

         SECTION 18. Amendments, Waivers and Consents. No term, covenant, agreement or condition of this Agreement may be amended or waived, nor may any consent be given, except in the manner set forth in Section 14.11 of the Credit Agreement.

         SECTION 19. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         SECTION 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         SECTION 21. Consent to Jurisdiction. Each Grantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. Each Grantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in Section 14.1 of the Credit Agreement. Nothing in this Section 21 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or such Lender to bring any action or proceeding against any Grantor or its properties in the courts of any other jurisdictions.

         SECTION 22. Binding Arbitration, Waiver of Jury Trial.

         (a) Binding Arbitration. Upon demand of any party, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any of the Loan Documents ("Disputes"), between or among the parties thereto shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding anything foregoing to the contrary, any arbitration proceeding demanded hereunder shall begin within ninety (90) days after such demand thereof and shall be concluded within one-hundred and twenty
(120) days after such demand. These time limitations may not be extended unless a party hereto shows cause for extension and then such extension shall not exceed a total of sixty (60) days. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. Notwithstanding the foregoing, this paragraph shall not apply to any interest rate swap agreement that is a Loan Document.

         (b) Waiver of Jury Trial. TO THE EXTENT PERMITTED BY LAW, THE ADMINISTRATIVE AGENT, EACH LENDER, AND EACH GRANTOR, HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF OR ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Person may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 23. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 24. Heading. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

         SECTION 25. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                         GRANTORS:

                                         KNOLOGY OF COLUMBUS, INC.

[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------

                                         KNOLOGY OF MONTGOMERY, INC.

[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


                                         KNOLOGY OF PANAMA CITY, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


                                         KNOLOGY OF AUGUSTA, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------

                                         KNOLOGY OF CHARLESTON, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------

                                         KNOLOGY OF SOUTH CAROLINA, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


                                         KNOLOGY OF ALABAMA, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


                                         KNOLOGY OF FLORIDA, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


                                         KNOLOGY OF HUNTSVILLE, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


                                         KNOLOGY OF LOUISIANA, Inc.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------

                                         KNOLOGY OF TENNESSEE, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------

                                         KNOLOGY OF BATON ROUGE, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


                                         TTE, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------


                                         KNOLOGY HOLDINGS, INC.
[CORPORATE SEAL]

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------

                                         ADMINISTRATIVE AGENT:

                                         FIRST UNION NATIONAL BANK,
                                         as Administrative Agent and Lender

                                         By:
                                             ----------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------

                                   SCHEDULE I
                             (to Security Agreement)


                         Copyrights and Related Rights

                                   SCHEDULE II
                             (to Security Agreement)


                     Patents, Trademarks and Related Rights

                                    EXHIBIT A
                             (to Security Agreement)

                            [FORM OF LOCKBOX LETTER]

                             __________________, ___



[Name and Address of Lockbox Bank)

         Re:      [GRANTOR]

Ladies and Gentlemen:

         We hereby notify you that effective __________, __, we have transferred exclusive ownership and control of our lock-box account(s) no[s]. ______________ ________ (the "Lockbox Account[s]") maintained with you under the terms of the [Lockbox Agreement] attached hereto as Exhibit A (the "Lockbox Agreement[s]") to First Union National Bank, as Administrative Agent (the "Administrative Agent").

         We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Account(s) (i) to the Administrative Agent for credit to account no. __________ maintained by it at its office at ____________________________ or (ii) as you may otherwise be instructed by the Administrative Agent.

         We also hereby notify you that the Administrative Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox Account(s), including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Account(s).

         All funds deposited into the Lockbox Account(s) will not be subject to deduction, set-off, banker's lien or any other right in favor of any other person than the Administrative Agent, except that you may set-off against the Lockbox Account(s) the face amount of any check deposited in and credited to such Lockbox Account(s) which is subsequently returned for any reason. Your compensation for providing the service contemplated herein shall be mutually agreed between you and us from time to time and we will continue to pay such compensation.

         Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below.

                                          Very truly yours,

                                          --------------------------------------

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


Acknowledged and agreed
to as of this ________ day of
_______________, ___.

[LOCKBOX BANK]

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                                    EXHIBIT B
                             (to Security Agreement)

                        [FORM OF PERFECTION CERTIFICATE]

         Reference is made to that certain Security Agreement dated as of ______ ___, 1997, executed by the entities set forth on the signature pages thereto (collectively, the "Grantors" and each, a "Grantor"), in favor of FIRST UNION NATIONAL BANK, as Administrative Agent (the "Agent"), for the ratable benefit of the Administrative Agent and the lenders who are or may become a party to the Credit Agreement referred to below (collectively, the "Lenders"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of ________ ____, 1998, by and among KNOLOGY HOLDINGS, INC., a Delaware Corporation, as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party thereto (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers"), the Lenders who are or may become a party thereto, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (as amended, restated, or otherwise modified, the "Credit Agreement").

         The Grantors hereby certify to the Administrative Agent and each Lender as follows:

         1.  Names, etc.

         (a) The exact name of each Grantor as it appears in its Articles or Certificate of Incorporation is as follows:

         (b) Except as set forth in Schedule I attached hereto, no Grantor has changed its identity or structure in any way within the past five years.

         (c) The following is a list of all other names (including trade names or similar appellations) used by any Grantor or any of their respective divisions or other business units at any time during the past five years:

         (d) The taxpayer identification numbers of the Grantors are as follows:

         2.  Current Locations.

         (a) The chief executive offices of each of the Grantors are located at the following addresses:

         Mailing Address              Country                   State

         (b) The following are the only locations at which the Grantors maintain any books or records relating to any Accounts:

         Mailing Address            Country                     State

         (c) The following are all the locations not identified above where the Grantors maintain any Inventory or Equipment:

         3. Unusual Transactions. Other than as set forth below, all Accounts have been originated by the Grantors and all Inventory and Equipment have been acquired by the Grantors in the ordinary course of business.

         4. Reliance. The undersigned acknowledges that the Administrative Agent and the Lenders are entitled to rely and have, in fact, relied on the information contained herein, and any successor or assign of the Agent or the Lenders is entitled to rely on the information contained therein.

         IN WITNESS WHEREOF, the undersigned have executed this Perfection Certificate, this ___ day of ______________, 1998.


                          KNOLOGY of Columbus, Inc.


                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------



                          KNOLOGY of Montgomery, Inc.


                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------

                          KNOLOGY of Panama City, Inc.

                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------


                          KNOLOGY of Augusta, Inc.

                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------


                          KNOLOGY of Charleston, Inc.

                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------


                          KNOLOGY of South Carolina, Inc.

                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------


                          KNOLOGY of Alabama, Inc.

                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------

                          KNOLOGY Florida, Inc.


                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------


                          KNOLOGY Huntsville, Inc.

                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------


                          KNOLOGY of Louisiana, Inc.

                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------


                          KNOLOGY of Tennessee, Inc.

                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------


                          KNOLOGY of Baton Rouge, Inc.

                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------

                          TTE, Inc.


                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------


                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------



                          KNOLOGY Holdings, Inc.


                          By:
                              --------------------------------

                          Name:
                                ------------------------------

                          Title:
                                ------------------------------

                                   EXHIBIT K-1
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                            First Union National Bank
                             as Administrative Agent


                     FORM OF COMMITMENT INCREASE SUPPLEMENT

                    AGGREGATE COMMITMENT INCREASE SUPPLEMENT



         THIS AGGREGATE COMMITMENT INCREASE SUPPLEMENT, dated as of the ___________, day of 199 ___ (this "Commitment Increase Supplement"), to the Credit Agreement referred to below is entered into by and among KNOLOGY HOLDINGS, INC., a Delaware corporation, on behalf of the Borrowers referred to below, FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent") and ____________________________ (the "Increasing Lender").

                              Statement of Purpose

         The Borrowers are party to a Credit Agreement dated as of December 22, 1998 (as supplemented hereby and as further amended, supplemented or otherwise modified, the "Credit Agreement"), by and among KNOLOGY HOLDINGS, INC., as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party to this Agreement (such Subsidiaries and Additional Borrowers being collectively, the "Borrowers"), the Increasing Lender, the other Lenders who are or may become party thereto and the Administrative Agent.

         Pursuant to Section 2.7 of the Credit Agreement, the Borrowers are entitled to increase the total amount of the Aggregate Commitment thereunder by accepting the offer of a Lender to increase its Aggregate Commitment thereunder (such Lender being the "Increasing Lender"). Pursuant to Section 2.7 of the Credit Agreement, the Increasing Lender, the Borrowers and the Administrative Agent hereby agree that the Aggregate Commitment of the Increasing Lender under the Credit Agreement shall be increased as set forth herein and in connection therewith shall execute this Commitment Increase Supplement. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         SECTION 1.  Aggregate Commitment Increase.

         Section 1.1 Aggregate Commitment Increase. Pursuant to Section 2.7 of the Credit Agreement, the Increasing Lender hereby agrees that its Aggregate Commitment under the Credit Agreement shall be increased to $______________.

         Section 1.2 Commitment Adjustment. If any Loans are outstanding on the date hereof, the Administrative Agent shall make such transfer of funds as are necessary in order that the outstanding balance of such Loans reflects the Commitment Percentages of the Lenders after giving effect to the increase in the Aggregate Commitment of the Increasing Lender and the corresponding increase in the Aggregate Commitments pursuant hereto.

         Section 1.3 Updated Schedule. Attached hereto is an updated Schedule 1 to the Credit Agreement revised to include the increase in the Increasing Lender's Commitment thereunder and the corresponding increase in the total amount of the Aggregate Commitments.

          SECTION 2. Representations and Warranties of the Borrower.

         The Guarantor, on behalf of itself and the Borrowers hereby confirms that each of the representations and warranties under the Loan Documents is true and correct in all material respects as of the date hereof unless such representation or warranty relates to an earlier date, in which such case it was true and correct as of such earlier date, and that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

          SECTION 3. General Provisions.

         Section 3.1 Limited Effect. Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Agents or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         Section 3.2 Costs and Expenses. The Borrowers hereby agree to pay or reimburse the Administrative Agent for all reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees and disbursements of counsel.

         Section 3.3 Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 3.4 Governing Law . THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF the undersigned have duly executed this Aggregate Term Loan Commitment Increase Supplement as of the date first above written.



                                   KNOLOGY HOLDINGS, INC. on behalf of
                                   the Borrowers
[CORPORATE SEAL]


                                   By:
                                      --------------------------------

                                   Name:
                                        ------------------------------

                                   Title:
                                        ------------------------------



                           [SIGNATURE PAGES CONTINUE]

                                   FIRST UNION NATIONAL BANK, as
                                   Administrative Agent



                                   By:
                                      --------------------------------

                                   Name:
                                        ------------------------------

                                   Title:
                                        ------------------------------





                           [SIGNATURE PAGES CONTINUE]

                                  [NEW LENDER]

[CORPORATE SEAL]

                                   By:
                                      --------------------------------

                                   Name:
                                        ------------------------------

                                   Title:
                                        ------------------------------

                                   EXHIBIT K-2
                                       to
                 Credit Agreement dated as of December 22, 1998
                                  by and among
                             KNOLOGY Holdings, Inc.,
                                  as Guarantor,
                     Certain Subsidiaries of the Guarantor,
                                  as Borrowers,
                           the Lenders party thereto,
                                       and
                            First Union National Bank
                             as Administrative Agent

                          FORM OF NEW LENDER SUPPLEMENT

                              NEW LENDER SUPPLEMENT

         THIS NEW LENDER SUPPLEMENT dated as of the _____ day of_______, 19 (this "New Lender Supplement" ), to the Credit Agreement referred to below is entered into by and among KNOLOGY HOLDINGS, INC., a Delaware corporation on behalf of the Borrowers referred to below, FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent") and ________________ (the "New Lender).

                              Statement of Purpose

         The Borrowers are party to a Credit Agreement dated as of December 22, 1998 (as supplemented hereby and as further amended, supplemented or otherwise modified, the "Credit Agreement"), by and among KNOLOGY HOLDINGS, INC., as guarantor (the "Guarantor"), certain Subsidiaries of the Guarantor, as borrowers and any Additional Borrowers who may become party to this Agreement (such Subsidiaries and Additional Borrowers being collectively, the "Borrower"), the Lenders who are or may become party thereto and the Administrative Agent.

         Pursuant to Section 2.7 of the Credit Agreement, the Borrowers are entitled to increase the total amount of the Aggregate Commitment thereunder by accepting the offer of any Person (other than a Lender) constituting an Eligible Assignee to become a new Lender thereunder. Pursuant to Section 2.7 of the Credit Agreement, the New Lender, the Borrowers and the Administrative Agent hereby agree that the New Lender shall be a Lender under the Credit Agreement and in connection therewith execute this New Lender Supplement. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         SECTION 1.  Joinder of New Lender.

         Section 1.1 Joinder. Pursuant to Section 2.7 of the Credit Agreement, the New Lender hereby agrees that it is a Lender under the Credit Agreement as if a signatory thereto on the Closing Date, and the New Lender shall comply with and be subject to and have the benefit of all of the terms, conditions, covenants, agreements and obligations set forth therein. The New Lender hereby agrees that each reference to a "Lender" or the "Lenders" in the Credit Agreement shall include the New Lender. The New Lender acknowledges that it has received a copy of the Credit Agreement and that it has read and understands the terms thereof.

         Section 1.2 Commitment Adjustment. If any Loans are outstanding on the date hereof, the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans reflects the Commitment Percentages of the Lenders after giving effect to the joinder of the New Lender pursuant to this New Lender Supplement and any increase in the Aggregate Commitments pursuant hereto.

         Section 1.3 Updated Schedule. Attached hereto is an updated Schedule I to the Credit Agreement revised to include the joinder of the New Lender as a Lender and its Commitment thereunder and the corresponding increase in the total amount of the Aggregate Commitments.

         SECTION 2.  Representations and Warranties.

         Section 2.1 The Guarantor hereby confirms on behalf of itself and the Borrowers that each representation and warranty under the Loan Documents is true and correct in all material respects as of the date hereof unless such representation or warranty relates to an earlier date, in which case it was true and correct as of such earlier date and that no Default or Event of Default has occurred or is continuing under the Credit Agreement.

         Section 2.2 Representations and Warranties of the New Lender. The New Lender hereby represents and warrants that it is an Eligible Assignee, and it has complied with the provisions of Section 4.11(e) if applicable thereto.

         SECTION 3.  General Provisions.

         Section 3.1 Limited Effect. Except as supplemented hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or (ii) to prejudice any right or rights which the Agents or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         Section 3.2 Costs and Expenses . The Borrowers hereby agree to pay or reimburse the Administrative Agent for all reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement including, without limitation, the reasonable fees and disbursements of counsel.

         Section 3.3 Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 3.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF the undersigned have duly executed this Aggregate Term Loan Commitment Increase Supplement as of the date first above written.


                                   KNOLOGY HOLDINGS, INC. on behalf
                                   of the Borrowers

[CORPORATE SEAL]

                                   By:
                                      --------------------------------

                                   Name:
                                        ------------------------------

                                   Title:
                                        ------------------------------





                           [SIGNATURE PAGES CONTINUE]

                                   FIRST UNION NATIONAL BANK, as
                                   Administrative Agent


                                   By:
                                      --------------------------------

                                   Name:
                                        ------------------------------

                                   Title:
                                        ------------------------------



                           [SIGNATURE PAGES CONTINUE]

                                   [NEW LENDER]

[CORPORATE SEAL]


                                   By:
                                      --------------------------------

                                   Name:
                                        ------------------------------

                                   Title:
                                        ------------------------------

                    SCHEDULE 1.1(a): LENDERS AND COMMITMENTS



                                        COMMITMENT
LENDER                                  PERCENTAGE               COMMITMENT
------                                  ----------               ----------
First Union National Bank                 100%                   $50,000,000
One First Union Center, TW-10
301 South College Street
Charlotte, North Carolina 28288-0608
Attention: Syndication Agency Services
Telephone No.: (704)383-0281
Telecopy No.: (704)382-0288

                                 SCHEDULE 1.1(b)
                              DESIGNATED BORROWERS


None.

                                 SCHEDULE 2.5(b)
                               AFFILIATED PARTIES



ITC Holding Company, Inc. Affiliates
KNOLOGY Holdings, Inc. Affiliates
AT&T Ventures
Century Telephone Enterprises, Inc.
Globe Telecommunications, Inc.
HeadHunter, Inc.
ITC Deltacom, Inc.
ITC Globe, Inc.
ITC Service Company
InterCall, Inc.
Interstate Telephone Company
J. Smith Lanier & Co.
MindSpring
Powertel, Inc.
SCANA Communications, Inc. and Affiliates
South Atlantic Ventures
Valley Telephone Company

                                 SCHEDULE 5.2(d)
      (Schedule of Required Consents to the Granting of Security Interest)

REGULATORY MATTERS
------------------

1. SOUTH CAROLINA

   A.    CATV Franchises

---------------------------------------------------------------------------------------------------
                                          Consent to                                  Date by which
Franchising                               Security Interest     Consent to            Consent is
Authority           Franchise Holder      Required              Security Obtained     Required
---------------------------------------------------------------------------------------------------
Charleston          KNOLOGY of             N                    N/A                   N/A
                    Charleston
--------------------------------------------------------------------------------------------------
North Charleston    KNOLOGY of             N (Controlling       N/A                   N/A
                    Charleston             Regulations are
                                           silent)(1)
--------------------------------------------------------------------------------------------------
Charleston County   KNOLOGY of             N                    N/A                   N/A
(pending -          Charleston
anticipated
12/15/98)
--------------------------------------------------------------------------------------------------
Hanahan             KNOLOGY of             N (Document          N/A                   N/A
                    Charleston             silent on
                                           assignment)(1)
--------------------------------------------------------------------------------------------------
Summerville         KNOLOGY of             N (Document          N/A                   N/A
                    Charleston             silent on
                                           assignment)(1)
--------------------------------------------------------------------------------------------------
Lincolnville        KNOLOGY of             N (Document          N/A                   N/A
                    Charleston             silent on
                                           assignment)(1)
--------------------------------------------------------------------------------------------------
Goose Creek         KNOLOGY of             N                    N/A                   N/A
                    Charleston
--------------------------------------------------------------------------------------------------
Dorchester          KNOLOGY of             N (Document          N/A                   N/A
                    Charleston             silent on
                                           assignment)(1)
--------------------------------------------------------------------------------------------------
Berkley County      KNOLOGY of             N (Document          N/A                   N/A
                    Charleston             silent on
                                           assignment)(1)
--------------------------------------------------------------------------------------------------


------------
(1) Local counsel to confirm that lack of assignment provisions permits granting of security interest.

         B. PUC Authorizations


----------------------------------------------------------------------------------------------------------

                                             Consent to           Consent to            Date by which
                                             Security Interest    Security Interest     Consent is
Certificate Purpose   Certificate Holder     Required             Obtained              Required
----------------------------------------------------------------------------------------------------------

Local Exchange        Held by                Y                    N                     Borrowers to use
                      KNOLOGY of                                                        Best Efforts to
                      South Carolina for                                                Obtain Consent
                      the Benefit of TTE                                                After Closing Date
----------------------------------------------------------------------------------------------------------
Inter-exchange        Held by                Y                    N                     Borrowers to use
                      KNOLOGY of                                                        Best Efforts to
                      South Carolina for                                                Obtain Consent
                      the Benefit of TTE                                                After Closing Date
----------------------------------------------------------------------------------------------------------

11. GEORGIA

    A. CATV Franchises


-------------------------------------------------------------------------------------------------------------
                                           Consent to           Consent to           Date by which
Franchising                                Security Interest    Security Interest    Consent is
Authority            Franchise Holder      Required             Obtained             Required
-------------------------------------------------------------------------------------------------------------

Augusta/              KNOLOGY of           N                    N/A                  N/A
Richmond County       Augusta
-------------------------------------------------------------------------------------------------------------
Town of Bibb City     KNOLOGY of           Y                    Waived--             N/A
                      Columbus                                  Borrower used
                      (Francise in name                         best efforts to
                      American Cable,                           obtain consent, but
                      Inc. due to                               request was
                      Municipality's                            denied.
                      refusal to assign.)
-------------------------------------------------------------------------------------------------------------
Harris County         KNOLOGY of           Y                    Waived--             N/A
                      Columbus                                  Borrower used
                      (Francise in name                         best efforts to
                      American Cable,                           obtain consent, but
                      nc. due to                                request was
                      Municipality's                            denied.
                      refusal to assign.)
-------------------------------------------------------------------------------------------------------------
Columbia County       KNOLOGY of           N                    N/A                  N/A
                      Augusta
-------------------------------------------------------------------------------------------------------------
Columbus              KNOLOGY of           Consent contained    N                    Borrowers to use
(Renewal)             Columbus             in Renewal                                Best Efforts to
                                           Application                               Obtain Renewal
                                                                                     After Closing Date
-------------------------------------------------------------------------------------------------------------

III. FLORIDA

     A. CATV Franchises


---------------------------------------------------------------------------------------------------
                                           Consent to           Consent to           Date by which
Franchising                                Security Interest    Security Interest    Consent is
Authority            Franchise Holder      Required             Obtained             Required
---------------------------------------------------------------------------------------------------

Panama City           KNOLOGY of           Y                    Y 1/23/98            N/A
Beach                 Panama City
---------------------------------------------------------------------------------------------------
Panama City           KNOLOGY of           N                    N/A                  N/A
                      Panama City
---------------------------------------------------------------------------------------------------
Bay County            KNOLOGY of           N                    Y 1/23/98            N/A
                      Panama City
---------------------------------------------------------------------------------------------------
Lynn Haven            KNOLOGY of           N                    N/A                  N/A
                      Panama City
---------------------------------------------------------------------------------------------------
Cedar Grove           KNOLOGY of           N                    N/A                  N/A
                      Panama City
---------------------------------------------------------------------------------------------------


     B. PUC Authorizations



-------------------------------------------------------------------------------------------------------------
                                           Consent to           Consent to           Date by which
                                           Security Interest    Security Interest    Consent is
Certificate Purpose   Certificate Holder   Required             Obtained             Required
-------------------------------------------------------------------------------------------------------------

Local Exchange        KNOLOGY of           Y                    N                    Borrowers to use
                      Florida                                                        Best Efforts to
                                                                                     Obtain Consent
                                                                                     After Closing Date
-------------------------------------------------------------------------------------------------------------
Inter-exchange        KNOLOGY of           Y                    N                    Borrowers to use
                      Florida                                                        Best Efforts to
                                                                                     Obtain Consent
                                                                                     After Closing Date
-------------------------------------------------------------------------------------------------------------

IV. ALABAMA

    A. CATV Franchises



-------------------------------------------------------------------------------------------------------------
                                           Consent to           Consent to           Date by which
Franchising                                Security Interest    Security Interest    Consent is
Authority            Franchise Holder      Required             Obtained             Required
-------------------------------------------------------------------------------------------------------------

Montgomery            KNOLOGY of           N                    N/A                  N/A
                      Montgomery
-------------------------------------------------------------------------------------------------------------
Prattville            KNOLOGY of           N                    N/A                  N/A
                      Montgomery
-------------------------------------------------------------------------------------------------------------
Autauga County        KNOLOGY of           N                    N/A                  N/A
                      Montgomery
-------------------------------------------------------------------------------------------------------------
Maxwell AFB           KNOLOGY of           N                    N/A                  N/A
                      Montgomery
-------------------------------------------------------------------------------------------------------------
Huntsville            KNOLOGY of           N                    N/A                  N/A
                      Huntsville
-------------------------------------------------------------------------------------------------------------
Madison               KNOLOGY of           Y                    N                    Borrowers to use
                      Huntsville                                                     Best Efforts to
                                                                                     Obtain Consent
                                                                                     After Closing Date
-------------------------------------------------------------------------------------------------------------
Madison County        KNOLOGY of           Y                    N                    Borrowers to use
                      Huntsville                                                     Best Efforts to
                                                                                     Obtain Consent
                                                                                     After Closing Date
-------------------------------------------------------------------------------------------------------------
Limestone County      KNOLOGY of           N (Document is       N/A                  N/A
                      Huntsville           silent on
                                           assignment)1
-------------------------------------------------------------------------------------------------------------
Redstone Arsenal      KNOLOGY of           Franchise not        N/A                  N/A
                      Huntsville           presently
                                           documented or
                                           required to be
                                           documented
-------------------------------------------------------------------------------------------------------------


    B. PUC Authorizations

-------------------------------------------------------------------------------------------------------------
                                           Consent to           Consent to           Date by which
                                           Security Interest    Security Interest    Consent is
Certificate Purpose   Certificate Holder   Required             Obtained             Required
-------------------------------------------------------------------------------------------------------------

Local Exchange        KNOLOGY of           Y                    N                    Borrowers to use
                      Montgomery                                                     Best Efforts to
                                                                                     Obtain Consent
                                                                                     After Closing Date
-------------------------------------------------------------------------------------------------------------
Inter-exchange        KNOLOGY of           Y                    N                    Borrowers to use
                      Montgomery                                                     Best Efforts to
                                                                                     Obtain Consent
                                                                                     After Closing Date
-------------------------------------------------------------------------------------------------------------

HEADEND AND OTHER MATERIAL LEASES
(KCLH in the process of reviewing)

---------------------------------------------------------------------------------------------------------
                                                                                      Date by which
                                                                Landlord Waiver       Landlord Waiver
                                           Collateral           and Estoppel          and Estoppel
                      CATV System or       Assignment           Agreement             Agreement is
Headend Site          Lease Property       Delivered            Obtained              Required
---------------------------------------------------------------------------------------------------------

Panama City           Panama City          Y                    Y, 12/18/98           Closing Date
Montgomery            Montgomery           Y                    Y, 12/21/98           Borrowers to use
                                                                Form Provided by      Best Efforts to
                                                                Landlord              Obtain Form
                                                                                      Consent Prepared
                                                                                      by Lender After
                                                                                      Closing Date
---------------------------------------------------------------------------------------------------------
Columbus (Lot 96,     Columbus             Y, 12/22/98          Y, 12/23/98           Borrowers to use
Coweta Reserve,                                                                       Best Efforts to
Muscogee County)                                                                      Obtain Form
                                                                                      Consent Prepared
                                                                                      by Lender After
                                                                                      Closing Date
---------------------------------------------------------------------------------------------------------
West Point (lease     Network              Y                    Y, 12/21/98           Closing Date
with Interstate       Operations Center
FiberNet dated as
of 8/23/97)
---------------------------------------------------------------------------------------------------------
Georgia Power         POP Site             N                    N                     Borrowers to use
Lease Agreement                                                                       Best Efforts to
10/5/98                                                                               Obtain Consent
                                                                                      After Closing
                                                                                      Date.
---------------------------------------------------------------------------------------------------------


OTHER MATERIAL CONTRACTS
------------------------


---------------------------------------------------------------------------------------------------
                            Consent to
                            Assignment or
                            Security Interest                           Date by which
Material Contract           Required            Consent Obtained        Consent is Required
---------------------------------------------------------------------------------------------------

MEAG Fiber Capacity         Y                     Y 1/23/98             N/A
Lease
---------------------------------------------------------------------------------------------------
ITC Deltacom Fiber          Y                     Y 1/23/98 and         N/A
Capacity Lease                                    Blanket Consent
                                                  Dated 12/16/98
---------------------------------------------------------------------------------------------------
ITC Deltacom                Y                     Y 1/23/98 and         Closing Date
Telecomm. Agreement                               Blanket Consent
                                                  Dated 12/16/98
---------------------------------------------------------------------------------------------------
First Amendment to          Y                     Y 1/23/98             N/A
Service Agreement
Above dated 7/7/97
---------------------------------------------------------------------------------------------------
ITC Deltacom Internet       Y                     Y 1/23/98 and         N/A
Access (Vipernet)                                 Blanket Consent
Contract (9/1/98)                                 Dated 12/16/98
---------------------------------------------------------------------------------------------------
Interstate FiberNet         Y                     Y 1/23/98 and         N/A
Collocation Agreement                             Blanket Consent
dated 7/1/97                                      Dated 12/16/98
---------------------------------------------------------------------------------------------------
Interstate FiberNet         N                     Blanket Consent       N/A
Collocation Agreement                             Dated 12/16/98
dated 10/5/98
---------------------------------------------------------------------------------------------------
Palmetto Net Fiber          N/A                   N/A                   N/A
Capacity Lease
(This is an oral contract.
Knology will attempt to
get a consent.)
---------------------------------------------------------------------------------------------------
BTI Fiber Capacity          Y                     Y 12/16/98            Closing Date
Lease
---------------------------------------------------------------------------------------------------
BTI Operator Services       Y                     Y 12/16/98            Closing Date
Agreement
---------------------------------------------------------------------------------------------------
BTI Toll Agreement          Y                     Y 12/16/98            Closing Date
---------------------------------------------------------------------------------------------------
SCNet Toll Agreement        N (Document silent    N/A                   N/A
                            on assignment)1
---------------------------------------------------------------------------------------------------
Switching Agreement         Y                     Y 12/16/98            Closing Date
with Interstate/Valley
Telephone dated 5/l/98
---------------------------------------------------------------------------------------------------
Interstate Telephone        N (Document silent    Y 1/23/98             N/A
Company Billing             on assignment)1
Company Billing and
Collection Contract
(4/2/97)
---------------------------------------------------------------------------------------------------
Operations & Related        Y                     Y 1/23/98             N/A
Services Agreement with
Eastern Telecom, Inc.
d/b/a Interquest dated as
of 4/14/97
---------------------------------------------------------------------------------------------------
BellSouth                   Y                     Waived                N/A
Interconnection
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
Agreement
-----------------------------------------------------------------------------

7/14/96 Interconnection     Y                     Waived                N/A
Agreement with
Illuminet
-----------------------------------------------------------------------------
Network access              N                     N/A                   N/A
agreement dated as of
July 1, 1998 between
SCANA and
KNOLOGY Holdings
-----------------------------------------------------------------------------



RAILROAD CROSSING LICENSES
--------------------------



-----------------------------------------------------------------------------------------------
                                                  Landlord
                                                  Waier and           Date by which
                           Collateral             Estoppel            Landlord Waver and
                           Assignment             Agreement           Estoppel Agreement is
Licenses                   Delivered              Obtained            Required
-----------------------------------------------------------------------------------------------

Agreement between           Borrower to Deliver     N                 Borrowers to use Best
Central of Georgia          after Closing Date if                     Efforts to Obtain
Railroad Company            Landlord Waiver                           Consent After Closing
(Norfolk Southern) and      Obtained                                  Date.
American Cable
Company for wireline
crossings at 3181' NE of
MP R-4 and 1417' NE of
MP R-4 dated / /90
-----------------------------------------------------------------------------------------------
Agreement between           Borrower to Deliver     N                 Borrowers to use Best
Central of Georgia          after Closing Date if                     Efforts to Obtain
Railroad Company            Landlord Waiver                           Consent After Closing
(Norfolk Southern) and      Obtained                                  Date.
American Cable
Company for wireline
crossing at 1630' NE of
MP R-4 dated / -/90
-----------------------------------------------------------------------------------------------
Agreement between           Borrower to Deliver     N                 Borrowers to use Best
Central of Georgia          after Closing Date if                     Efforts to Obtain
Railroad Company            Landlord Waiver                           Consent After Closing
(Norfolk Southern) and      Obtained                                  Date.
American Cable
Company for wireline
crossing at MP M-285
plus 800' dated 10/15/92
-----------------------------------------------------------------------------------------------
Railroad Crossing           Borrower to Deliver     N                 Borrowers to use Best
Agreement at MP 340-A       after Closing Date if                     Efforts to Obtain
plus 1,236 feet (listed in  Landlord Waiver                           Consent After Closing
No. 7 on Schedule 3.14)     Obtained                                  Date.
between Norfolk
Southern Railway Co.
and Cable Alabama
dated 5/1/97
-----------------------------------------------------------------------------------------------
License to construct and    Borrower to Deliver     N                 Borrowers to use Best
maintain communication      after Closing Date if                     Efforts to Obtain
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
cable crossing property     Landlord Waiver                           Consent After Closing
at 179' W of MP 347-A       Obtained                                  Date.
and at 1,865' E of MP
349-A between Southern
Railway Co. (licensor)
and Satellite Cable TV
Corp. (licensee) dated
1/29/79
---------------------------------------------------------------------------------------------------
License to construct and    Borrower to Deliver     N                 Borrowers to use Best
maintain CATV wires         after Closing Date if                     Efforts to Obtain
over property at Milepost   Landlord Waiver                           Consent After Closing
340-A plus 1236 feet at     Obtained                                  Date.
or near Huntsville,
Madison County, AL
between Norfolk
Southern Railway Co.
(licensor) and Cable
Alabama Corp. (licensee)
dated 5/l/97
---------------------------------------------------------------------------------------------------
License to install &        Borrower to Deliver     N                 Borrowers to use Best
maintain CATV wires         after Closing Date if                     Efforts to Obtain
over property at 179' W     Landlord Waiver                           Consent After Closing
of MP 347-A and 1,864'      Obtained                                  Date.
E of MP 349-A between
Norfolk Southern
Railway Co. (licensor)
and Cable Alabama
Corp. (licensee) dated
3/17/94
---------------------------------------------------------------------------------------------------
License to install &        Borrower to Deliver     N                 Borrowers to use Best
maintain CATV wires         after Closing Date if                     Efforts to Obtain
over property at 940' W     Landlord Waiver                           Consent After Closing
of MP 344-A between         Obtained                                  Date.
Norfolk Southern
Railway Co. (licensor)
and Cable Alabama
Corp. (licensee) dated
2/3/94
---------------------------------------------------------------------------------------------------
License to construct &      Borrower to Deliver     N                 Borrowers to use Best
maintain aerial television  after Closing Date if                     Efforts to Obtain
cable over property at      Landlord Waiver                           Consent After Closing
280' W of MP 346-A          Obtained                                  Date.
between Norfolk
Southern Railway Co.
(licensor) and Cable
Alabama (licensee) dated
4/30/87
---------------------------------------------------------------------------------------------------
Wireline Crossing           Borrower to Deliver     N                 Borrowers to use Best
Agreement dated as of       after Closing Date if                     Efforts to Obtain
April 29,1998 with CSX      Landlord Waiver                           Consent After Closing
                            Obtained                                  Date.
---------------------------------------------------------------------------------------------------

                                 SCHEDULE 6.1(a)
                 JURISDICTIONS OF ORGANIZATION AND QUALIFICATION
                      TO DO BUSINESS AS FOREIGN CORPORATION




                                                      Jurisdiction                Jurisdiction
Guarantor                                            of Organization            of Qualification
---------                                            ---------------            ----------------
KNOLOGY Holdings, Inc.                               Delaware                   Alabama
                                                                                Georgia
                                                                                South Carolina


Subsidiaries
------------
KNOLOGY of Alabama, Inc.                             Delaware                   Alabama

KNOLOGY of Augusta, Inc.                             Delaware                   Georgia

KNOLOGY of Baton Rouge, Inc.                         Delaware                   N/A

KNOLOGY of Charleston, Inc.                          Delaware                   South Carolina

KNOLOGY of Columbus, Inc.                            Delaware                   Georgia

KNOLOGY of Florida, Inc.                             Delaware                   Florida

KNOLOGY of Georgia, Inc.                             Delaware                   Georgia

KNOLOGY of Huntsville, Inc.                          Delaware                   Alabama

KNOLOGY of Louisiana, Inc.                           Delaware                   Louisiana

KNOLOGY of Montgomery, Inc.                          Alabama                    N/A

KNOLOGY of Panama City, Inc.                         Florida                    N/A

KNOLOGY of South Carolina, Inc.                      Delaware                   North Carolina
                                                                                South Carolina
KNOLOGY of Tennessee, Inc.                           Delaware                   Tennessee

TTE, Inc.                                            South Carolina             N/A

                                SCHEDULE 6.1(b)

                        SUBSIDIARIES AND CAPITALIZATION

      Guarantor                                     Shares of Stock               Shares of Stock Issued
      ---------                                     Authorized                    and Outstanding
                                                    ---------------               ----------------------
      KNOLOGY Holdings, Inc.                        16,000,000 common stock;      49,852 preferred stock;
                                                    100,000 preferred stock       444,100 warrants to
                                                                                  purchase 1,658 preferred
                                                                                  stock; SCANA warrants
                                                                                  to purchase 753 preferred
                                                                                  stock; options to
                                                                                  purchase 569,250 common
                                                                                  stock

      SUBSIDIARY                                    Shares of Authorized              Shares Issued
      ----------                                    --------------------             and Outstanding
                                                                                     ---------------

      KNOLOGY of Alabama, Inc. (1)                  1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Augusta, Inc. (1)                  1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Baton Rouge, Inc. (1)              1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Charleston, Inc. (1)               1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Columbus, Inc. (1)                 1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Florida, Inc. (1)                  1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Georgia, Inc. (1)                  1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Huntsville, Inc. (1)               1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Louisiana, Inc. (1)                1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Montgomery, Inc. (1)               200,000 (Common Stock)        1,000 (Common Stock)
                                                    1,000 (Preferred Stock)       197 (Preferred Stock)

      KNOLOGY of Panama City, Inc. (1)              1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of South Carolina, Inc. (1)           1,000 (Common Stock)          1,000 (Common Stock)
      KNOLOGY of Tennessee, Inc. (1)                1,000 (Common Stock)          1,000 (Common Stock)
      TTE, Inc. (2)                                 1,000 (Common Stock)          837.4 (Common Stock)

-------------------
 (1) Wholly-owned by KNOLOGY Holdings, Inc.

 (2) Wholly-owned by KNOLOGY of South Carolina, Inc.

                                SCHEDULE 6.1(e)

                 COMPLIANCE WITH LAWS; GOVERNMENTAL APPROVALS

The CATV Franchise in Columbus, Georgia is operating under an extension.

KNOLOGY of Huntsville, Inc.
WNHN243 currently is operating under Special Temporary Authorization until 4/30/99.

                                 SCHEDULE 6.1(h)

                                  ENVIRONMENTAL

(1)      KNOLOGY of Charleston, Inc.

         Report of Final Geotechnical Exploration
                           for
         KNOLOGY Office Building & Communications Complex
         North Charleston, South Carolina
         S&ME JOB NO. 1131-98-275
         Prepared By: S&ME, Inc.
                  July 7, 1998

(2)      KNOLOGY of Augusta, Inc.

         Report of Phase I Environmental Site Assessment
         Proposed KNOLOGY Office Building Site
         Augusta, Georgia
         Prepared By: Graves Engineering Services, Inc.
         March 2, 1998

(3)      KNOLOGY of Huntsville, Inc,

         Report of Phase I & II Environmental Site Assessment
         CABLE ALABAMA 2401 10th Street
         Huntsville, Alabama
         Prepared By: Law Engineering And Environmental Services, Inc. October 21, 1998 & November 24, 1998

(4)      KNOLOGY of Huntsville, Inc.

         Report of Phase I Environmental Site Assessment
         CABLE ALABAMA 915 Miller Blvd.
         Madison, Alabama
         Prepared By: Law Engineering And Environmental Services, Inc. October 21, 1998

                                SCHEDULE 6.1(i)

                             SUMMARY OF ERISA PLANS

      Plan                     Location              Plan Year
      ----                     --------              ---------
Medical/Dental    All locations except Montgomery  February 1
Medical/Dental              Montgomery                 June 1
Dental                      Montgomery                March 1
401(k)                   All locations              January 1
Flexible Spending        All locations              January 1


      Plan                 Eligibility                                  Third Party Provider
      ----                 -----------                                  --------------------
Medical/Dental     Full-time/1st of month after 30 days              Mid-South Insurance Company
Medical/Dental     Full-time/1st of month after 30 days              United Healthcare-Insurance Company
Dental             Full-time/1st of month after 30 days              Guardian Insurance Company
401(k)             Full-time/part-time/3 months                      Benefit Elect
Flexible Spending  Full-time/part-time/1st of month after 30 days    Benefit Elect

                                 SCHEDULE 6.1(1)

                           MATERIAL CONTRACTS - PART I

1. Placement Agreement dated October 16, 1997 between KNOLOGY Holdings, Inc. and Morgan Stanley & Co. Incorporated, for itself and the other Placement Agents.

2. Agreement and Plan of Merger dated December 5, 1997 among KNOLOGY Holdings, Inc., KNOLOGY of Panama City, Inc., Beach Cable, Inc. and L. Charles Hilton.

3. Indenture dated as of October 22, 1997 between KNOLOGY Holdings, Inc. and United States Trust Company of New York, as Trustee, relating to the 11 7/8% Senior Discount Notes Due 2007 of KNOLOGY Holdings, Inc.

4. Registration Rights Agreement dated October 22, 1997 between KNOLOGY Holdings, Inc., the Placement Agents and SCANA Communications, Inc.

5. Unit Purchase Agreement dated as of October 16, 1997 between KNOLOGY Holdings, Inc. and SCANA Communications, Inc.

6. Warrant Agreement dated as of October 22, 1997 between KNOLOGY Holdings, Inc. and United States Trust Company of New York.

7. Warrant Registration Rights Agreement dated as of October 22, 1997 between KNOLOGY Holdings, Inc. and United States Trust Company of New York.

8. Sub-Lease Indenture dated November 1, 1995 between J. Smith Lanier & Co. Financial Services, Inc. and ITC Holding Company, Inc.

9. Lease Agreement dated April 15, 1996 between D.L. Jordan and American Cable Company, Inc.

10. Lease Agreement dated April 19, 1996 between B.E. Satterwhite and American Cable Company, Inc.

11. Pole Attachment Agreement dated January 1, 1998 between Gulf Power Company and Beach Cable, Inc.

12. Lease Agreement dated August 19, 1996 between Vaughn/Taylor, L.L.C. and Montgomery Cablevision and Entertainment, Inc.

13. Lease Agreement dated August 20, 1996 between William H. McLemore and Montgomery Cablevision and Entertainment, Inc.

14. Lease Agreement dated November 7, 1996 between Samuel B. Hewitt and American Cable Company, Inc.

15. Site Agreement dated November 19, 1996 between John Walter Stowers and Montgomery Cablevision and Entertainment, Inc.

16. Office Lease Agreement dated February 15, 1997 between Scott P. Pinckard and Cybernet Holdings, Inc.

17. Lease Agreement dated April 2, 1997 between Interstate Telephone Company and Cybernet Holding, Inc.

18. Lease Agreement dated May 15, 1997 between Southern Boulevard Corporation and Cybernet Holding d/b/a Montgomery Cablevision and Entertainment, Inc.

19. Lease Agreement dated August 23, 1997 between Interstate FiberNet, Inc. and KNOLOGY Holdings, Inc.

20. Telecommunications Facility Lease and Capacity Agreement, dated September 10, 1996, between Troup EMC Communications, Inc. and Cybernet Holding, Inc.

21. Master Pole Attachment Agreement dated January 12, 1998 between South Carolina Electric and Gas and KNOLOGY Holdings, Inc. d/b/a/ KNOLOGY of Charleston.

22. Pole Attachment Agreement dated May 21, 1990 between the Georgia Power Company and American Cable Company.

23. License Agreement for Pole Attachments dated June 19, 1990 between South Central Bell Telephone Company and Montgomery Cablevision and Entertainment, Inc.

24. Agreement for Attachments of Cables, Amplifiers, and Associated Equipment for the Provision of Cable Television Service dated March 1, 1993 between Alabama Power Company and Montgomery Cablevision and Entertainment, Inc.

25. License Agreement for Pole Attachments and/or Conduit Occupancy dated July 28, 1993 between BellSouth Telecommunications, Inc. d/b/a Southern Bell Telephone and Telegraph Company and American Cable Company.

26. License Agreement dated September 29, 1995 between Montgomery Cablevision and Entertainment, Inc. and American Communications Services of Montgomery, Inc.

27. License Agreement dated January 17, 1996 between American Cable, Inc. and American Communication Services of Columbus, Inc.

28. Addendum to License Agreement dated April 21, 1997 between American Cable, Inc. and American Communication Services of Columbus, Inc.

29. Lease Agreement, dated December 5, 1997 between The Hilton Company and KNOLOGY of Panama City, Inc.

30. Billing and Collection Services Agreement dated April 2, 1997 between Interstate Telephone Company and Cybernet Holding, Inc.

31. Operator and Related Services Agreement dated April 14, 1997 between Eastern Telecom Inc. d/b/a Inter Quest and Cybernet Holding, Inc.

32. Agreement for Telecommunication Services dated May 1, 1997 between Cybernet Holding, Inc. and DeltaCom, Inc.

33. First Addendum to Service Agreement dated July 7,1997 between KNOLOGY Holdings, Inc. and DeltaCom, Inc.

34. Interconnection Agreement among BellSouth Communications, Inc., Cybernet Holding, Inc., American Cable, Inc. and Montgomery Cablevision & Entertainment, Inc., dated April 15, 1997.

35.      Amendment To Interconnection Agreement among BellSouth
         Telecommunications, Inc., Cybernet Holding, Inc., American Cable, Inc. and Montgomery Cablevision & Entertainment, dated May 1, 1997.

36. Second Amendment To Interconnection Agreement among BellSouth Telecommunications, Inc., Cybernet Holding, Inc., American Cable, Inc. and Montgomery Cablevision & Entertainment, dated July 7, 1997.

37. Commitment Letter from First Union National Bank to KNOLOGY Holdings, Inc., dated October 16, 1998.

38. Certificate of Membership with National Cable Television Cooperative dated January 29, 1996 of Cybernet Holding, Inc.

39. Stockholders' Agreement among KNOLOGY Holdings, Inc. and certain stockholders thereof dated as of December 8, 1995 as amended by Amendment No. 1 to Stockholders' Agreement dated as of January 25, 1996 and Amendment No. 2 to Stockholders' Agreement dated as of April 18, 1996.

40. Amended and Restated Agreement Among Shareholders among KNOLOGY Holdings, Inc. and certain shareholders thereof dated as of July 28, 1997.

41.      Ordinance (Harris County, Georgia) dated April 6, 1982.

42. Ordinance (Harris County, Georgia) to Amend Cable Franchise Ordinance of April 6, 1982, dated November 5, 1996.

43.      Ordinance (Bibb City, Georgia) dated October 5, 1990.

44.      Ordinance No. 88-53 (Columbus, Georgia) dated May 17, 1988.

45.      Ordinance No. 89-3 (Columbus, Georgia) dated January 10, 1989.

46.      Ordinance No. 16-90 (Montgomery, Alabama) dated March 6, 1990.

47.      Ordinance No. 50-76 (Montgomery, Alabama).

48.      Ordinance No. 9-90 (Montgomery, Alabama) dated January 16, 1990.

49.      Resolution No. 58-95 (Montgomery, Alabama) dated April 6, 1995.

50.      Resolution No. 92-7 (Panama City Beach, Florida) dated July 23, 1992.

51.      License (Bay County, Florida) dated January 5, 1993.

52.      Resolution No. 97-22 (Panama City Beach, Florida) dated December 3,
         1997.

53.      Resolution No. 2075 (Bay County, Florida) dated November 18, 1997.

54. Collocation Agreement between Interstate FiberNet and Cybernet Holding, Inc., dated July 1, 1997.

55. License Agreement for Pole Attachments and/or Conduit Occupancy in Florida dated September l5, 1993 between BellSouth Telecommunications, Inc. d/b/a Southern Bell Telephone and Telegraph and Beach Cable, Inc.

56.      Ordinance No. 5999 (Augusta, Georgia) dated January 20, 1998.

57.      Ordinance No. 1723 (Panama City, Florida) dated March 10, 1998.

58. Lease dated March 1, 1989 (DACA 01-1-90-264) between the Department of the Army and Cable Alabama Corporation (Satellite Cable TV Corporation). Supplemental Agreement No. 1 to Lease No. DACA 01-l-90-264 dated January 8, 1997.

59. Ground and Tower Sublease between Satellite Cable TV Corporation (d/b/a Cable Alabama) and Crowley Cellular Telecommunications Huntsville, Inc. dated February 2, 1994.

60. Ground and Tower Sublease between Cable Alabama Corporation and the City of Huntsville dated February 2, 1995.

61. Contract between Huntsville Utilities and Cable Alabama Corporation dated August 15, 1977.

62. License Agreement for Pole Attachments dated December 23, 1977 between South Central Bell Telephone Company and Satellite Systems Corp. /Redstone Cable TV Co.

63. Agreement for Attachments of Cables, Amplifiers and Associated Equipment for the Distribution of Television Signals dated May 22, 1990 between the Electric Department of the City of Athens Utilities and Cable Alabama Corporation.

64. Agreement between Cable Alabama Corporation and Smith Broadcasting Corporation dated July 26, 1996.

65. Letter notification dated August 15, 1996 from WAAY-TV, Channel 31, electing retransmission consent.

66. Letter notification Dated September 6, 1996 from WAFF-TV. Channel 48, electing retransmission consent.

67. Retransmission Consent Agreement as of September 21, 1993 between AFLAC Broadcast Partners and Cable Alabama Corporation.

68. Notice of Designation of Principal Headend of Cable Alabama Corporation to Alabama Educational Television Commission and WHIQ-TV dated April 28, 1993.

69. Retransmission Consent Agreement dated August 9, 1993 between the New York Times Broadcasting Service, Inc. and Cable Alabama Corporation. Letter of Agreement dated July 29, 1996 extending the terms of the Retransmission Consent Agreement.

70. Service Contract between Huntsville Radio Service, Incorporated and the Cable Alabama Corporation dated August 1, 1988.

71. Channel Service Agreement dated October 7, 1994 between the Cable Alabama Corporation and Teledyne Brown Engineering.

72. License Agreement between Southern Railway Company and Satellite Cable TV Corp. effective as of January 29, 1979.

73. License Agreement between Southern Railway Company and Cable Alabama Corporation effective as of April 10, 1987.

74. License Agreement between Norfolk Southern Railway Company and Cable Alabama Corporation dated as of February 3, 1994.

75. License Agreement and between Norfolk Southern Railway Company and Cable Alabama Corporation dated as of March 17, 1994.

76. License Agreement between Norfolk Southern Railway Company and Cable Alabama Corporation dated as of May 1, 1997.

77. Cable Television Franchise Agreement dated September 14, 1998 between the City of Hanahan, South Carolina and KNOLOGY of Charleston, Inc. (with Unconditional Acceptance of Cable Television Franchise).

78. Ordinance No. 284 dated June 9, 1998 adopted by the Town of Cedar Grove, Florida, granting franchise to KNOLOGY of Panama City, Inc.

79. Ordinance No. 647 dated May 12, 1998 adopted by the City of Lynn Haven, Florida granting a non-exclusive franchise to KNOLOGY of Panama City, Inc.

80. Franchise Agreement for Cable Television (CATV) Services dated as of October 1, 1998 between the United States of America and KNOLOGY of Montgomery, Inc. (Maxwell AFB and Maxwell AFB-Gunter Annex).

81. An Ordinance (Ratification Number 1998-77) dated April 28, 1998 adopted by the City of Charleston, South Carolina granting a non-exclusive franchise to KNOLOGY of Charleston, Inc.

82. An Ordinance (1998-47) dated May 28, 1998 adopted by the City of North Charleston, South Carolina granting a franchise to KNOLOGY of Charleston, Incorporated.

83. Franchise Agreement dated as of May 28, 1998 between the City of North Charleston, South Carolina and KNOLOGY of Charleston, Incorporated.

84. Ordinance 98-4 dated March 26, 1998 adopted by the Board of Commissioners of Columbia County, Georgia, inter alia, granting a franchise to KNOLOGY of Augusta, Inc.

85. Ordinance dated July 7, 1998 adopted by the City Council of the City of Prattville, Alabama granting a franchise to KNOLOGY of Montgomery, Inc.

86. Ordinance adopted in December, 1998 by the County of Dorchester, South Carolina granting a non-exclusive right and franchise to KNOLOGY of Charleston, Inc.

87. Ordinance dated September 1, 1998 adopted by the Town Council of the Town of Summerville, South Carolina granting a non-exclusive right and franchise to KNOLOGY of Charleston, Inc.

88. Operator and Related Services Agreement dated March 6, 1995 between Farmers Long Distance, Inc. and TTE, Inc.

89. Asset Purchase Agreement dated as of October 19, 1998 between Cable Alabama Corporation and KNOLOGY of Huntsville, Inc.

90. Purchase and Sale Agreement dated as of October 16, 1998 between William G. Jackson and Gloria J. Jackson and KNOLOGY of Huntsville, Inc.

91. On/Line Operating & License Agreement dated [March 18, 1998] between Cabledata, Inc. and KNOLOGY Holdings, Inc. with Amendment to On/Line Operating & License Agreement dated March 18, 1998

92. On/Line Operating & License Agreement Attachment A Amendment dated May 20, 1998 between Cabledata, Inc. and KNOLOGY Holdings, Inc.

93. Memorandum of Agreement and Easement dated as of September 10, 1998 between CP Limited Partnership d/b/a Saddlebrook and KNOLOGY of Charleston, Inc.

94. Ordinance No. 1751 dated September 22, 1998 adopted by the city of Panama City, Florida.

95. Ordinance No. 1753 dated September 22, 1998 adopted by the city of Panama City, Florida.

96. Ordinance No. 1754 dated September 22, 1998 adopted by the city of Panama City, Florida.

97. Ordinance No. 1756 dated October 13, 1998 adopted by the city of Panama City, Florida.

                          MATERIAL CONTRACTS - PART II

NOTE: SOME OR ALL OF THE FOLLOWING AGREEMENTS MAY BE DUPLICATIVE OF AGREEMENTS LISTED IN PART I

MISC. SERVICE AGREEMENTS
CORPORATE

Abbreviated Form of Agreement is between Knology and Batson-Cook Company
First Addendum to Collocation Agreement is between Knology Inc. and Interstate
  FiberNet Inc.
Master Capacity Lease is between Interstate FiberNet and CyberNet Holding Standard Terms and Conditions is between Illuminet Inc. and Agreement Customer Agreement for 800 Database Service is between Illuminet Inc. and Customer Software License Agreement is between JD Edwards and Knology Holding Inc. Telecommunications Facility Lease and Capacity Agreement between Troup EMC
  Communications

RIGHT-AWAY
COLUMBUS

License Agreement between Bell South Communications Inc. and American Cable Company

PANAMA CITY

Assignment Agreement between Gulf Power Company and Knology of Panama City Inc,

AUGUSTA

Natural Gas Extension Contact between Atlanta Gas Light and Knology Right of Entry Agreement between Enterprise Mill LLC and Knology of Augusta Inc.

CABLE PROGRAMMING
CORPORATE

Lease Agreement between Southern Company Services Inc, and Knology Holding Inc. Lease Agreement for Internet Local Transport between Knology of Alabama Inc. and MindSpring Enterprises Inc.

                                 SCHEDULE 6.1(m)
                    LABOR AND COLLECTIVE BARGAINING AGREEMENTS

None.

                                SCHEDULE 6.1(r)

                                 REAL PROPERTY

REAL ESTATE OWNED

(1)      KNOLOGY of Charleston, Inc. - Corp. Offices
                                       4506 Dorchester Rd.
                                       N. Charleston, SC 29405

(2)      KNOLOGY of Charleston Inc. -  Headend
                                       4506 Dorchester Rd.
                                       N. Charleston, SC 29405

(3)      KNOLOGY of Augusta, Inc. -    Headend & Corp Offices
                                       3633 Wheeler Rd.
                                       Augusta, GA 30909

(4)      KNOLOGY Holdings, Inc. -      Corp. Offices
                                       1241 O.G. Skinner Drive
                                       West Point, GA 31833

(5)      KNOLOGY of Huntsville, Inc.-  Headend
                                       2401 10th Street S.W.
                                       Huntsville, AL 35810

(6)      KNOLOGY of Huntsville Inc. -  Const. Building
                                       915 Miller Blvd.
                                       Madison, AL 35758

                                  REAL PROPERTY

MATERIAL LEASES

(7)      KNOLOGY of Panama City, Inc.-           13200 Panama City Beach Parkway
         Lessor- The Hilton Company              Panama City, FL 32407

(8)      KNOLOGY of Montgomery, Inc. -           Headend
         Lessor-Williams Leasing & Development   1450 Ann Street
                                                 Montgomery, AL 36107

(9)      KNOLOGY of Columbus, Inc.-              Headend and Corp. Offices
         Lessor- D.L. Jordan                     1701 Boxwood Place
                                                 Columbus, GA 31908

(10) Easements set forth in agreements with multiple Dwelling Units as set forth in Schedule 6.1(1)

(11)     Railroad Crossing Licenses as listed in Schedule 5.2(d)

(12) Hub Site Leases as listed in Schedule 6.1 (1) and as entered into by KNOLOGY Holdings, Inc. and its subsidiaries from time to time.

                                SCHEDULE 6.1(t)

                          DEBT AND GUARANTY OBLIGATIONS

                                                                        Dec. 31                      Sept. 30
                                                                          1997                          1998
                                                                  ------------------            ----------------
Senior Debt Notes, with a face value of $444,100,000,
bearing interest at 11.875% beginning October 15, 2002,
payable semi-annually beginning April 15, 2003 with principal
and any unpaid interest due October 15, 2007                      $       249,910,431          $     249,716,303

Troup capitalized lease obligation, at a rate of 10%, Payable
in quarterly installments of $6,304 through December 2006, secured            145,898                    137,729

Accrued interest thereon                                          $         3,201,688           $     16,355,125
                                                                  -------------------           ----------------

Total Debt                                                        $       253,258,017           $    276,209,157
                                                                  ===================           ================

In the fourth quarter of 1997, the Company issued units consisting of senior discount notes due 2007 and warrants to purchase Preferred Stock for gross proceeds of approximately $250 million. The notes were offered at a substantial discount from face value, with no interest payment for the first five years. Approximately $2.5 million of the gross proceeds has been allocated to warrants. Each warrant allows the holder to purchase .003734 shares of the Company's preferred stock.

Subordinated Debt -- None.

Guaranty Obligations -- None.

                                SCHEDULE 6.1(u)

                                   LITIGATION

(1) Thelma Robinson and David Herring vs KNOLOGY of Montgomery, Inc. for compensatory and punitive damages for late fee charges.

                              SCHEDULE 6.1(w)(i)

                         INTERACTIVE BROADBAND NETWORKS

Two-way, interactive high-capacity hybrid fiber coaxial networks, including those being constructed or to be converted or upgraded to meet such criteria, owned or leased by any Loan Party or Subsidiary pursuant to an agreement with any person, and which provides Broadband Services are as follows:

Metropolitan Area                            Loan Party of Subsidiary
-----------------                            ------------------------
Columbus, Georgia                            KNOLOGY of Columbus, Inc.
Montgomery, Alabama                          KNOLOGY of Montgomery, Inc.
Panama City and Panama City Beach, Florida   KNOLOGY of Panama City, Inc.
Augusta, Georgia                             KNOLOGY of Augusta, Inc.
Charleston, South Carolina                   KNOLOGY of Charleston, Inc.
Huntsville, Alabama                          KNOLOGY of Huntsville, Inc.

                              SCHEDULE 6.1(w)(ii)

                                 CATV FRANCHISES

FRANCHISING AUTHORITY                         FRANCHISE HOLDER


South Carolina
--------------
Charleston                                    KNOLOGY of Charleston, Inc.
North Charleston                              KNOLOGY of Charleston, Inc.
Charleston County                             KNOLOGY of Charleston, Inc.
Hanahan                                       KNOLOGY of Charleston, Inc.
Summerville                                   KNOLOGY of Charleston, Inc.
Lincolnville                                  KNOLOGY of Charleston, Inc.
Goose Creek                                   KNOLOGY of Charleston, Inc.
Dorchester                                    KNOLOGY of Charleston, Inc.
Berkley County                                KNOLOGY of Charleston, Inc.

Georgia
-------
Augusta/Richmond County                       KNOLOGY of Augusta, Inc.
Town of Bibb City                             KNOLOGY of Columbus, Inc.
                                              (franchise in name of American
                                              Cable, Inc.)
Harris County                                 KNOLOGY of Columbus, Inc.
                                              (franchise in name of American
                                              Cable, Inc.)
Columbia County                               KNOLOGY of Augusta, Inc.
Columbus (renewal)*                           KNOLOGY of Columbus, Inc.

----------------------------------------
* See Schedule 6.1(e)

Florida
-------

Panama City Beach                             KNOLOGY of Panama City, Inc.
Panama City                                   KNOLOGY of Panama City, Inc.
Bay County                                    KNOLOGY of Panama City, Inc.
Lynn Haven                                    KNOLOGY of Panama City, Inc.
Cedar Grove                                   KNOLOGY of Panama City, Inc.

Alabama
-------

Montgomery                                    KNOLOGY of Montgomery, Inc.
Prattville                                    KNOLOGY of Montgomery, Inc.
Autauga County                                KNOLOGY of Montgomery, Inc.
Maxwell AFB                                   KNOLOGY of Montgomery, Inc.
Huntsville                                    KNOLOGY of Huntsville, Inc.
Madison                                       KNOLOGY of Huntsville, Inc.
Madison County                                KNOLOGY of Huntsville, Inc.
Limestone County                              KNOLOGY of Huntsville, Inc.
Redstone Arsenal                              KNOLOGY of Huntsville, Inc.

                             SCHEDULE 6.1(w)(iii)

            LOCAL SERVICE COMMUNICATIONS LICENSES/PUC AUTHORIZATIONS

South Carolina

KNOLOGY of South Carolina, Inc. (held for TTE, Inc.)

Georgia

KNOLOGY of Georgia, Inc.

Florida

KNOLOGY of Florida, Inc.

Alabama

KNOLOGY of Montgomery, Inc.

                              SCHEDULE 6.1(w)(iv)

        LONG DISTANCE SERVICE COMMUNICATIONS LICENSES/PUC AUTHORIZATIONS

South Carolina

KNOLOGY of South Carolina, Inc. (held for TTE, Inc.)

Georgia

KNOLOGY of Georgia, Inc.

Florida

KNOLOGY of Florida, Inc.

Alabama

KNOLOGY of Montgomery, Inc.

                               SCHEDULE 6.1(w)(v)

                OTHER COMMUNICATIONS LICENSES/PUC AUTHORIZATIONS

BUSINESS RADIO LICENSES:

KNOLOGY of Columbus, Inc.
WNXY245

KNOLOGY of Montgomery, Inc.
WNTG868

KNOLOGY of Panama City
WPFC985

KNOLOGY of Huntsville, Inc.
WNHN243 1/

214 AUTHORIZATIONS:
-------------------

Entity                               File No.                 Date Granted
------                               --------                 ------------
KNOLOGY Holdings, Inc. 2/          I-T-C-97-213             June 5, 1997

KNOLOGY of Alabama, Inc. 3/        I-T-C-97-664             December 29, 1997

KNOLOGY of Georgia, Inc. 4/        I-T-C-97-717             January 9, 1998

KNOLOGY of Florida, Inc.           I-T-C-98-400             July 16, 1998

KNOLOGY of South Carolina, Inc. I-T-C-98-619-TC October 1, 1998

Inter-exchange (alternate operator services)
KNOLOGY of Georgia, Inc.













--------------------
1/ Currently operating under Special Temporary Authorization until 4/30/99.

2/ Originally granted to CyberNet Holding, Inc.; FCC was notified of name change to KNOLOGY Holdings, AS Inc. on Oct. 15, 1997.

3/ Originally granted to KNOLOGY of Montgomery, Inc.; transfer effective
11/6/98.

4/ Originally granted to KNOLOGY of Columbus, Inc.; transfer effective 11/6/98.

                              SCHEDULE 6.1(w)(vi)



                           NETWORK AGREEMENTS - PART I


1. Pole Attachment Agreement dated January 1, 1998 between Gulf Power Company and Beach Cable, Inc.

2. Lease Agreement dated August 23, 1997 between Interstate FiberNet, Inc. and KNOLOGY Holdings, Inc.

3. Telecommunications Facility Lease and Capacity Agreement, dated September 10, 1996, between Troup EMC Communications, Inc. and Cybernet Holding, Inc.

4. Master Pole Attachment Agreement dated January 12, 1998 between South Carolina Electric and Gas and KNOLOGY Holdings, Inc. d/b/a/ KNOLOGY of Charleston.

5. Pole Attachment Agreement dated May 21, 1990 between the Georgia Power Company and American Cable Company.

6. License Agreement for Pole Attachments dated June 19, 1990 between South Central Bell Telephone Company and Montgomery Cablevision and Entertainment, Inc.

7. Agreement for Attachments of Cables, Amplifiers, and Associated Equipment for the Provision of Cable Television Service dated March 1, 1993 between Alabama Power Company and Montgomery Cablevision and Entertainment, Inc.

8. License Agreement for Pole Attachments and/or Conduit Occupancy dated July 28, 1993 between BellSouth Telecommunications, Inc. d/b/a Southern Bell Telephone and Telegraph Company and American Cable Company.

9. License Agreement dated September 29, 1995 between Montgomery Cablevision and Entertainment, Inc. and American Communications Services of Montgomery, Inc.

10. License Agreement dated January 17, 1996 between American Cable, Inc. and American Communication Services of Columbus, Inc.

11. Addendum to License Agreement dated April 21, 1997 between American Cable, Inc. and American Communication Services of Columbus, Inc.

12. Billing and Collection Services Agreement dated April 2, 1997 between Interstate Telephone Company and Cybernet Holding, Inc.

13. Operator and Related Services Agreement dated April 14, 1997 between Eastern Telecom Inc. d/b/a Inter Quest and Cybernet Holding, Inc.

14. Agreement for Telecommunication Services dated May 1, 1997 between Cybernet Holding, Inc. and DeltaCom, Inc.

15. First Addendum to Service Agreement dated July 7, 1997 between KNOLOGY Holdings, Inc. and DeltaCom, Inc.

16. Interconnection Agreement among BellSouth Communications, Inc., Cybernet Holding, Inc., American Cable, Inc. and Montgomery Cablevision & Entertainment, Inc., dated April 15, 1997.

17.      Amendment To Interconnection Agreement among BellSouth
         Telecommunications, Inc., Cybernet Holding, Inc., American Cable, Inc. and Montgomery Cablevision & Entertainment, dated May 1, 1997.

18. Second Amendment To Interconnection Agreement among BellSouth Telecommunications, Inc., Cybernet Holding, Inc., American Cable, Inc. and Montgomery Cablevision & Entertainment, dated July 7, 1997.

19.      Ordinance (Harris County, Georgia) dated April 6, 1982.

20. Ordinance (Harris County, Georgia) to Amend Cable Franchise Ordinance of April 6, 1982, dated November 5, 1996.

21.      Ordinance (Bibb City, Georgia) dated October 5, 1990.

22.      Ordinance No. 88-53 (Columbus, Georgia) dated May 17, 1988.

23.      Ordinance No. 89-3 (Columbus, Georgia) dated January 10, 1989.

24.      Ordinance No. 16-90 (Montgomery, Alabama) dated March 6, 1990.

25.      Ordinance No. 50-76 (Montgomery, Alabama).

26.      Ordinance No. 9-90 (Montgomery, Alabama) dated January 16, 1990.

27.      Resolution No. 58-95 (Montgomery, Alabama) dated April 6, 1995.

28.      Resolution No. 92-7 (Panama City Beach, Florida) dated July 23, 1992.


29.      License (Bay County, Florida) dated January 5, 1993.

30.      Resolution No. 97-22 (Panama City Beach, Florida) dated December 3,
         1997.

31.      Resolution No. 2075 (Bay County, Florida) dated November 18, 1997.

32. Collocation Agreement between Interstate FiberNet and Cybernet Holding, Inc., dated July 1, 1997.

33. License Agreement for Pole Attachments and/or Conduit Occupancy in Florida dated September 15, 1993 between BellSouth Telecommunications, Inc. d/b/a Southern Bell Telephone and Telegraph and Beach Cable, Inc.

34.      Ordinance No. 5999 (Augusta, Georgia) dated January 20, 1998.

35.      Ordinance No. 1723 (Panama City, Florida) dated March 10, 1998.

36. Lease dated March 1, 1989 (DACA 01-1-90-264) between the Department of the Army and Cable Alabama Corporation (Satellite Cable TV Corporation). Supplemental Agreement No. 1 to Lease No. DACA 01-1-90-264 dated January 8, 1997.

37. Ground and Tower Sublease between Satellite Cable TV Corporation (d/b/a Cable Alabama) and Crowley Cellular Telecommunications Huntsville, Inc. dated February 2, 1994.

38. Ground and Tower Sublease between Cable Alabama Corporation and the City of Huntsville dated February 2, 1995.

39. Contract between Huntsville Utilities and Cable Alabama Corporation dated August 15, 1977.

40. License Agreement for Pole Attachments dated December 23, 1977 between South Central Bell Telephone Company and Satellite Systems Corp./Redstone Cable TV Co.

41. Agreement for Attachments of Cables, Amplifiers and Associated Equipment for the Distribution of Television Signals dated May 22, 1990 between the Electric Department of the City of Athens Utilities and Cable Alabama Corporation.

42. Agreement between Cable Alabama Corporation and Smith Broadcasting Corporation dated July 26, 1996.

43. Letter notification dated August 15, 1996 from WAAY-TV, Channel 31, electing retransmission consent.

44. Letter notification Dated September 6, 1996 from WAFF-TV. Channel 48, electing retransmission consent.

45. Retransmission Consent Agreement as of September 21, 1993 between AFLAC Broadcast Partners and Cable Alabama Corporation.

46. Retransmission Consent Agreement dated August 9, 1993 between the New York Times Broadcasting Service, Inc. and Cable Alabama Corporation. Letter of Agreement dated July 29, 1996 extending the terms of the Retransmission Consent Agreement.

47. Service Contract between Huntsville Radio Service, Incorporated and the Cable Alabama Corporation dated August 1, 1988.

48. Home Ticket ANI Custom Service Agreement dated January 3, 1994 between the Cable Alabama Corporation and Telecorp Systems, Inc.

49. Channel Service Agreement dated October 7, 1994 between the Cable Alabama Corporation and Teledyne Brown Engineering.

50. License Agreement dated July 22, 1983 between Morrell Mobile Home Services, Inc. d/b/a West Valley Trailer Park and Satellite Cable TV Corp.

51. Cable Television Service and Easement Agreement effective as of November 1, 1996 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Aronov Realty.

52. Cable Television Service and Easement Agreement effective as of May 1, 1998 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Southeastern Property Management d/b/a Cambridge Court.

53. Cable Television Service and Easement Agreement effective as of May 1, 1998 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Flagstone.

54. Cable Television Service and Easement Agreement effective as of May 1, 1998 between Cable Alabama Corporation d/b/a CableAlabama Corporation and The Landing.

55. Cable Television Service and Easement Agreement effective as of March 7, 1995 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Mayfair Village Associates L.P. d/b/a Whispering Hills Apartments.


56. Cable Television Service and Easement Agreement effective as of April 10, 1995 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Westbrooke Apartments, Ltd. d/b/a Westbrooke Apartment Complex.

57. Cable Television Service and Easement Agreement dated as of August 30, 1995 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Alaprop Corporation d/b/a Monte Sano Terrace.

58. Cable Television Service and Easement Agreement effective as of July 1, 1996 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Jamison Park Apartments, Ltd.

59. Cable Television Service and Easement Agreement effective as of July 1, 1996 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Oaks Apartments, Ltd.

60. Cable Television Service and Easement Agreement effective as of July 1, 1996 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Ridgecrest Apartments, Ltd.

61. Cable Television Service and Easement Agreement effective as of September 1, 1996 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Sentry Asset Management d/b/a Westland Park Apartments.

62. Cable Television Service and Easement Agreement effective as of September 1, 1996 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Sentry Asset Management d/b/a Westgate II Apartments, Ltd.


63. Cable Television Service and Easement Agreement effective as of December 1, 1996 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Executive Lodge Suite Hotel.


64. Cable Television Service and Easement Agreement dated as of August 20, 1997 between Cable Alabama Corporation d/b/a CableAlabama Corporation and Sunrise, Inc. d/b/a Sunrise Point Apartments.


65. Installation and Sales Agreement dated July 3, 1996 between the Cable Alabama and Interconnect Systems Corporation.

66. License Agreement between Southern Railway Company and Satellite Cable TV Corp. effective as of January 29, 1979.

67. License Agreement between Southern Railway Company and Cable Alabama Corporation effective as of April 10, 1987.

68. License Agreement between Norfolk Southern Railway Company and Cable Alabama Corporation dated as of February 3, 1994.

69. License Agreement and between Norfolk Southern Railway Company and Cable Alabama Corporation dated as of March 17, 1994.

70. License Agreement between Norfolk Southern Railway Company and Cable Alabama Corporation dated as of May 1, 1997.

71. Disney Channel Toon Disney Affiliation Agreement dated April 1, 1998 between Disney Channel and KNOLOGY, as amended by Amendment Letters dated July 20, 1998.

72. Adultvision Television License Agreement dated June 1, 1998 between Adultvision Communication, Inc. and KNOLOGY Holdings, Inc.


73. Playboy Television License Agreement dated December 1, 1997 between Playboy Entertainment Group, Inc. and KNOLOGY Holdings, Inc.


74. MTV Networks Power Pack Agreement dated July 10, 1998 (effective June 30, 1998) between MTV Networks, a division of Viacom International, Inc., and KNOLOGY Holdings, Inc.

75. TVData Licensed Materials Agreement dated June 1, 1998 between TV Data Technologies, L.P., and KNOLOGY Holdings, Inc.

76. Amendment to ESPN Agreement dated as of May 21, 1998 between ESPN, Inc. and KNOLOGY Holdings, Inc.

77. Construction Agreement dated as of June 22, 1998 between KNOLOGY Holdings, Inc. and Premier Cable Communications (Augusta, GA system).

78. Construction Agreement dated as of June 25, 1998 between KNOLOGY Holdings, Inc. and Premier Cable Communications (Panama City and Panama City Beach, FL systems).

79. Agreement for 800 Database Services dated July 14, 1997 between Illuminet, Inc. and KNOLOGY Holdings, Inc.

80. Non-Residential Gas Extension Contract dated May 7, 1998 between Atlanta Gas Light Company and KNOLOGY of Augusta, Inc.

81. Non-residential Gas Extension Contract dated June 19, 1998 between Atlanta Gas Light Company and KNOLOGY of Augusta, Inc.

82. Non-residential Gas Extension Contract dated July 9, 1998 between Atlanta Gas Light and KNOLOGY of Augusta, Inc. (Rosier Rd.).

83. Non-residential Gas Extension Contract dated July 14, 1998 between Atlanta Gas Light and KNOLOGY of Augusta, Inc. (Silverdale Rd.).

84. Non-residential Gas Extension Contract dated July 14, 1998 between Atlanta Gas Light and KNOLOGY of Augusta, Inc. (Wheeler Rd.).

85. Non-residential Gas Extension Contract dated July 23, 1998 between Atlanta Gas Light and KNOLOGY of Augusta, Inc. (Fury's Ferry Road).

86. Easement Agreement dated May 19, 1998 between TTE Group, Inc. and KNOLOGY of Charleston, Inc.

87. Construction Agreement dated February 17, 1998 between KNOLOGY Holdings, Inc. and Cable Constructors, Inc.

88. Construction Agreement dated as of April 21, 1998 between KNOLOGY Holdings, Inc. and ProMark Utility Locators, Inc.

89. Construction Agreement dated April 2, 1998 between KNOLOGY Holdings, Inc. and First South Utility Const., Inc.

90. Construction Agreement dated April 1, 1998 between KNOLOGY Holdings, Inc. and Gateway CATV Const., Inc.

91. Headend In The Sky(R) Programming Transport Agreement dated as of May 1, 1998 between National Digital Television Center, Inc. d/b/a Headend In The Sky(R) and KNOLOGY Holdings, Incorporated.

92. AIA Abbreviated Form of Agreement between Owner and Contractor dated as of July 17, 1997 between KNOLOGY and Batson-Cook Company.

93. Wireline Crossing Agreement dated as of April 29, 1998 between CSX Transportation, Inc. and KNOLOGY of Augusta, Inc.

94. Showtime Networks Service Agreement dated April 1, 1998 between Showtime Networks Inc. and KNOLOGY Holdings Inc.

95. Cable Television and Telephone Services Agreement dated June 26, 1998 between Foshee Builders, Inc. and KNOLOGY Holdings, Inc. (with Memorandum of Agreement and Easement).

96. Cable Television and Telephone Services Agreement dated June 1, 1998 between Robert Monday and KNOLOGY of Montgomery, Inc. (with Memorandum of Agreement and Easement) (Fair Manor Apartments).

97. Cable Television and Telephone Services Agreement dated June 1, 1998 between Robert Monday and KNOLOGY of Montgomery, Inc. (with Memorandum of Agreement and Easement) (Fairview Villa Apartments).

98. Cable Television and Telephone Services Agreement dated June 2, 1998 between Redding Rentals, LTD and KNOLOGY of Columbus, Inc. (with Memorandum of Agreement and Easement) (Cusseta Road).

99. Cable Television and Telephone Services Agreement dated June 2, 1998 between Redding Rentals, LTD and KNOLOGY of Columbus, Inc. (with Memorandum of Agreement and Easement) (Brennan Road).

100. Cable Television and Telephone Services Agreement dated May 29, 1998 between Three Flags Apartments LLC and KNOLOGY Holdings, Inc. (with Memorandum of Agreement and Easement).

101. Cable Television and Telephone Services Agreement dated June 23, 1998 between Harbour's Edge Condominiums and KNOLOGY of Panama City, Inc. (with Memorandum of Agreement and Easement).

102. Cable Television and Telephone Services Agreement dated May 18, 1998 between Big "D" Inc. and KNOLOGY of Panama City, Inc. (with Memorandum of Agreement and Easement).

103. Cable Television and Telephone Services Agreement dated June 29, 1998 between Mark-Montgomery Associates, Ltd. d/b/a The Mark Apartments and KNOLOGY of Montgomery, Inc. (with Memorandum of Agreement and Easement).

104. Cable Television and Telephone Services Agreement dated June 1, 1998 between Robert Monday and KNOLOGY of Montgomery, Inc. (with Memorandum of Agreement and Easement) (Clayton Court Apartments).

105. Cable Television Agreement dated July 9, 1998 between UDRT of Alabama, Inc. and KNOLOGY of Montgomery, Inc.

106. Memorandum of Agreement dated July 9, 1998 between UDRT of Alabama and KNOLOGY of Montgomery.

107. Cable Television and Telephone Services Agreement dated July 9, 1998 between The Parker Development Company and KNOLOGY Holdings, Inc. (with Memorandum of Agreement and Easement).

108. Cable Television and Telephone Services Agreement dated April 29, 1998 between Laurmest Montgomery Corporation and KNOLOGY Holdings, Inc.

109. Installation Agreement dated as of September 14, 1998 between KNOLOGY Holdings, Inc. and Frankie L. Tillman d/b/a Tillman Contractors.

110. Agreement dated August 7, 1998 between Bravo Company and KNOLOGY Holdings, Inc.

1ll. Release regarding QVC/Q2 Charter Affiliation Agreement and Addendum dated September 2, 1998 between QVC and KNOLOGY Holdings, Inc.

112. Letter Agreement - Loan of the Weather Star III Unit Pending Delivery of the Weather Star XL Unit dated July 2, 1998 between The Weather Channel and KNOLOGY Holdings, Inc.

113. The Weather Star XL Agreement dated August 17, 1998 between The Weather Channel, Inc. and KNOLOGY Holdings, Inc.

114. Service Affiliation Agreement dated August 31, 1998 between The Box Worldwide, Inc. and KNOLOGY Holdings, Inc.

115. Affiliation Agreement dated July 31, 1998 (effective April 1, 1998) between FOX SPORTS WORLD L.L.C. and KNOLOGY.

116. Cable Television and Telephone Services Agreement dated September 10, 1998 between CP Limited Partnership d/b/a Saddlebrook and KNOLOGY OF Charleston, INC.

117. Cable Television and Telephone Service Agreement dated September 4, 1998 between Southgate, Inc. and KNOLOGY OF COLUMBUS, INC. (with Memorandum of Agreement and Easement).

118. Cable Television and Telephone Services Agreement dated August 4, 1998 between CP Limited Partnership d/b/a Woodland Hills and KNOLOGY of Montgomery, Inc. (with Memorandum of Agreement and Easement).

119. Cable Television and Telephone Services Agreement dated August 19, 1998 between KNOLOGY Holdings, Inc. and Montgomery Alabama Hotel Limited Partnership.

120. Cable Television and Telephone Services Agreement dated August 24, 1998 between Coliseum Properties and KNOLOGY of Montgomery, Inc. (with Memorandum of Agreement and Easement).

121. Cable Television and Telephone Services Agreement dated August 24, 1998 between Bonnie Crest Company and KNOLOGY of Montgomery, Inc.

122. Cable Television and Telephone Services Agreement dated July 10, 1998 between Narrow Lane, LTD d/b/a Narrow Lane Apartments and KNOLOGY of Montgomery, Inc. (with Memorandum of Agreement and Easement).

123. Cable Television and Telephone Services Agreement dated July 10, 1998 between Bell Station Associates, LTD d/b/a Bell Station Apartments and KNOLOGY of Montgomery, Inc. (with Memorandum of Agreement and Easement).

124. Cable Television and Telephone Services Agreement dated July 10, 1998 between Turtle Place, LTD d/b/a Turtle Place Apartments and KNOLOGY of Montgomery, Inc. (with Memorandum of Agreement and Easement).

125. Cable Television and Telephone Services Agreement dated August 5, 1998 between Turtle Lake Associates, LTD d/b/a Turtle Lake Apartments and KNOLOGY of Panama City, Inc. (with Memorandum of Agreement and Easement).

126. Exclusive Cable Television Services Agreement dated August 3, 1998 between Wes Burnham and KNOLOGY of Panama City, Inc. (with Memorandum of Agreement and Easement).

127. Cable Television and Telephone Services Agreement dated June 6, 1998 between John S. Tilley and KNOLOGY of Panama City, Inc. (with Memorandum of Agreement and Easement).

128. Construction Agreement dated as of August 17, 1998 between KNOLOGY Holdings, Inc. and Checkmate Communications, Inc.

129. Ordinance No. 1746 dated August 25, 1998 adopted by City of Panama City, Florida.

130. Home Ticket(TM)/Home Ticket(TM) Express Service Agreement dated August 31, 1998 between Syntellect Interactive Services, Inc. and KNOLOGY Holdings, Inc.

131. Agreement for Attachments of Cables, Amplifiers and Associated Equipment dated August 25, 1998 between Central Alabama Electric Cooperative and KNOLOGY Holding, Inc.

132. Cable Television Franchise Agreement dated September 14, 1998 between the City of Hanahan, South Carolina and KNOLOGY of Charleston, Inc. (with Unconditional Acceptance of Cable Television Franchise).

133. Ordinance No. 294 dated June 9, 1998 adopted by the Town of Cedar Grove, Florida, granting franchise to KNOLOGY of Panama City, Inc.

134. Ordinance No. 647 dated May 12, 1998 adopted by the City of Lynn Haven, Florida granting a non-exclusive franchise to KNOLOGY of Panama City, Inc.

135. Franchise Agreement for Cable Television (CATV) Services dated as of October 1, 1998 between the United States of America and KNOLOGY of Montgomery, Inc. (Maxwell AFB and Maxwell AFB-Gunter Annex).

136. An Ordinance (Ratification Number 1998-77) dated April 28, 1998 adopted by the City of Charleston, South Carolina granting a non-exclusive franchise to KNOLOGY of Charleston, Inc.

137. An Ordinance (1998-47) dated May 28, 1998 adopted by the City of North Charleston, South Carolina granting a franchise to KNOLOGY of Charleston, Incorporated.

138. Franchise Agreement dated as of May 28, 1998 between the City of North Charleston, South Carolina and KNOLOGY of Charleston, Incorporated.

139. Ordinance 98-4 dated March 26, 1998 adopted by the Board of Commissioners of Columbia County, Georgia, inter alia, granting a franchise to KNOLOGY of Augusta, Inc.

140. Ordinance dated July 7, 1998 adopted by the City Council of the City of Prattville, Alabama granting a franchise to KNOLOGY of Montgomery, Inc.

141. Ordinance adopted in December, 1998 by the County of Dorchester, South Carolina granting a non-exclusive right and franchise to KNOLOGY of Charleston, Inc.

142. Ordinance dated September 1, 1998 adopted by the Town Council of the Town of Summerville, South Carolina granting a non-exclusive right and franchise to KNOLOGY of Charleston, Inc.

143. CAS End-User Object Code License Agreement and RealWorld(R) Software Sublicense Agreement dated March 21, 1997 between TTE, Inc. and Highland Lakes Software.

144. CAS Installation and Support Agreement dated March 21, 1997 between TTE, Inc. and Highland Lakes Software.

145. Agreement regarding the Sale of BST's Telecommunications Services to Reseller for the Purposes of Resale effective April 1, 1997 between BellSouth Telecommunications, Inc. and TTE Group, Inc.

146. Reseller Services Agreement dated May 8, 1997 between Business Telecom, Inc. and TTE Group.

147. Telecommunications Agreement dated December 11, 1992 between Enterprise Telephone Company, Inc., d/b/a Tel Tec Exchange of Charleston (TTE) and Dial 1 Long Distance, Inc.

148. Operator and Related Services Agreement dated March 6, 1995 between Farmers Long Distance, Inc. and TTE, Inc.

149.     Agreement dated July 22, 1997 between TTE, Inc. and The Club @
         Seabrook, Inc.

150. Interconnection, Resale and Unbundling Agreement dated December 5, 1997 between GTE South Incorporated and TTE, Inc.

151.     Pole Attachment Agreement between GTE, Inc. and TTE, Inc.

152.     Conduit Occupance Agreement between GTE, Inc. and TTE, Inc.

153. Lease dated February 22, 1996 between Alabama Christian Academy, Inc. and Montgomery Cablevision Inc.

154. Right of Entry Agreement dated as of February 4, 1998 between Thomas Irvin and KNOLOGY Holdings, Inc.

155. Right of Entry Agreement dated as of January 30, 1998 between Turman Realty and KNOLOGY Holdings, Inc.

156. Right of Entry Agreement dated as of December 12, 1997 between [Narrow Lane Ltd. d/b/a Narrow Lane Villas] and KNOLOGY Holdings, Inc.

157. Standard Commercial Agreement (Hotel-Motel) dated as of August 12, 1996 between Montgomery Cablevision and Entertainment, Inc. and Alabama Inns Associates [d/b/a Ramada Inn].

158. Standard Commercial Agreement (Hotel-Motel) dated as of August 26, 1996 between Montgomery Cablevision and Entertainment, Inc. and Eastern Bypass Inns, Ltd. [Eastern Bypass Inn L.P.] [d/b/a Hampton Inn].

159. Bulk Cable Communications Service and Access Agreement dated as of April 10, 1997 between Montgomery Cablevision and Entertainment, Inc. and Foshee Builders, Inc.

160. Multi-Unit Service Agreement dated as of December 31, 1997 between KNOLOGY Holdings, Inc. and Lynwood Terrace LLC.

161. Multi-Unit Service Agreement dated as of November 12, 1997 between KNOLOGY Holdings, Inc. and Festival Apartments LLC.

162. Multi-Unit Service Agreement dated as of November 10, 1997 between KNOLOGY Holdings, Inc. and March Management Company [d/b/a Eden East Apartments].

163. Bulk Cable Communications Service and Access Agreement dated as of October 3, 1998 between Montgomery Cablevision and Entertainment, Inc. and USA Hotel Corporation.

164. Right of Entry Agreement dated September 22, 1997 between [Turtle Place, Ltd.] Turtle Place Apartments and KNOLOGY.

165. Right of Entry Agreement dated April as of 24, 1996 between Palmer Construction and Montgomery CableVision and Entertainment.

166. Multi-Unit Service Agreement dated November 12, 1998 between KNOLOGY Holdings, Inc. and Park Towne Apartments.

167. Right of Entry and Easement between Montgomery CableVision and Entertainment, Inc. and Montgomery Partners, Ltd. [d/b/a Oxford Gardens and Spanish Gardens] dated March 23/24, 1992.

168. Bulk Cable Television Multiple-Unit Agreement dated as of June 13, 1998 between Montgomery Motel Associates d/b/a Montgomery Days Inn and Montgomery Cablevision & Entertainment Inc.

169. Multi-Unit Service Agreement dated as of January 5, 1997 [or 1998] between KNOLOGY Holdings, Inc. and Wesley Gardens.

170. Multi-Unit Service Agreement dated as of December 31, 1997 between KNOLOGY Holdings, Inc. and Lynwood Terrace LLC.

171. Multi-Unit Service Agreement dated October 28, 1997 between KNOLOGY Holdings, Inc. and Whisperwood Spa & Club LP.

172. Right of Entry Agreement dated as of August 13, 1997 between WLB, LLC and American Cable Company.

173. Right of Entry Agreement dated as of May 22, 1997 between Bellewood Square Apartments [the Spanish Quarter Group, Limited Partnership?] and Montgomery CableVision and Entertainment, Inc.

174. Right of Entry Agreement dated as of April 24, 1997 between Bell Station Apartments and Montgomery CableVision and Entertainment, Inc.

175. Cable Television Services Agreement dated as of October 26, 1990 between Montgomery CableVision and Entertainment, Inc. and C&E Enterprises [Cambridge Park Apartment Investors, Ltd.].

176. Service Agreement dated as of December 31, 1998 between KNOLOGY Holdings, Inc. and Columbia Doctor's Hospital.

177. Right of Entry granted by Vaughn Pointe Apartments to Montgomery CableVision and Entertainment, Inc. dated [October 28, 1993].

178. Cable Television Services Agreement dated as of March 18, 1991 between Montgomery CableVision and Entertainment, Inc. and Stratford Village Realty Trust.

179. Multi-Unit Service Agreement dated as of November 6, 1997 between KNOLOGY Holdings, Inc. and Efficiency Lodge of Columbus, Inc.

180. Cable Television Services Agreement dated as of [June/July] 10, 1997 between KNOLOGY and Alabama State University.

191. Multi-Unit Service Agreement dated December 17, 1997 between KNOLOGY Holdings, Inc. and Cloverland Apartments LLC.

182.     Multiple Unit Service Agreement dated as of March 1, [    ] between
         American Cable Company Partnership and [Jim Weatherington].

183. Agreement for the Sale and Installation of Equipment dated March 18, 1998 between Cabledata, Inc. and KNOLOGY Holdings, Inc. with Amendment to Sale & Installation of Equipment Agreement of even date.

184. On/Line Operating & License Agreement dated [March 18, 1998] between Cabledata, Inc. and KNOLOGY Holdings, Inc. with Amendment to On/Line Operating & License Agreement dated March 18, 1998.

185. On/Line Operating & License Agreement Attachment A Amendment dated May 20, 1998 between Cabledata, Inc. and KNOLOGY Holdings, Inc.

186. License Agreement dated July 1, 1998 between Berkeley Electric Cooperative, Inc. and KNOLOGY of Charleston, Inc. (Charleston, Berkeley and Dorchester Counties)

187. Software License Agreement dated May 5, 1998 between J. D. Edwards World Solutions Company and KNOLOGY Holdings, Inc. with Addendum to Software License Agreement of even date.

188. Maintenance Agreement dated May 5, 1998 between J.D. Edwards World Solutions Company and KNOLOGY Holdings, Inc.

189. Construction Agreement dated as of June 1, 1998 between KNOLOGY Holdings, Inc. and First Coast Cable Construction, Inc. (Charleston,
         SC)

190. Construction Agreement dated as of June 4, 1998 between KNOLOGY Holdings, Inc. and First Coast Cable Construction, Inc. (Montgomery,
         AL)

191. Construction Agreement dated as of June 17, 1998 between KNOLOGY Holdings, Inc. and First Coast Cable Construction, Inc. (Columbus, GA)


192. Construction Agreement dated as of May 19, 1998 between KNOLOGY Holdings, Inc. and Sub Aqueous Engineering Services, Inc. (Panama City and Panama City Beach, FL)


193. Construction Agreement dated as of April 20, 1998 between KNOLOGY Holdings, Inc. and Harrison Wright Co., Inc. (Augusta, GA)


194. Construction Agreement dated as of May 4, 1998 between KNOLOGY Holdings, Inc. and Lexus Cabling Corp. (Columbus, GA)


195. Construction Agreement dated as of May 4, 1998 between KNOLOGY Holdings, Inc. and A-Com Protection Services (Columbus, GA)


196. Construction Agreement dated as of July 3, 1998 between KNOLOGY Holdings, Inc. and Colin M. Hurd, Inc. (Columbus, GA)


197. FIRST COLLECTION SERVICES Client Service Agreement dated July 2, 1998 between International Computer Systems, Inc. d/b/a First Collection Services and KNOLOGY (unpaid account recovery).

198. FIRST COLLECTION Client Service Agreement dated July 2, 1998 between International Computer Systems, Inc. d/b/a First Collection Services and KNOLOGY (account processing).

199. Cable Television and Telephone Services Agreement dated April 20, 1998 between Calvary Community, Inc. and Calvary Community II, Inc. and KNOLOGY of Columbus, Inc. with Memorandum of Agreement and Easement (7482 Old Moon Road, Columbus, GA)

200. Network Access Agreement dated July 1, 1998 between SCANA Communications, Inc. f/k/a MPX Systems, Inc. and KNOLOGY Holdings, Inc.

201. Right of Entry Agreement dated January 14, 1998 between Colonial Properties and KNOLOGY Holdings, Inc.

202. Carriage Agreement dated as of May 11, 1998 between ZDTV, L.L.C. and KNOLOGY Holdings, Inc.

203. Letter dated June 5, 1998 from United Video Network Sales to KNOLOGY Holdings, Inc. regarding notice of assignment of rights under WGN Affiliate Agreement dated March 1, 1996 to UVTV, Inc.


204. Great American Country Launch Incentive offer letter dated June 12, 1998 from Great American Country, Inc. to KNOLOGY Holdings, Inc.

205. Name Change Amendment Letter dated as of June 1, 1997 between Home Box Office, a division of Time Warner Entertainment Company, L.P., CyberNet Holding, Inc. and KNOLOGY Holdings, Inc. amending HBO Service Network Affiliation Agreement and CINEMAX Service Network Affiliation Agreement, both dated as of April 28, 1995, among Home Box Office and CyberNet Holding, Inc. (Montgomery CableVision and American Cable Company name changes)

206. Amendment to Affiliate Agreement dated June 1, 1997 between Cable News Network, Inc. and KNOLOGY Holdings, Inc. and CyberNet Holding, Inc. amending Affiliate Agreement for CNNfn/CNN International and CNN/SI between Cable News Network, Inc. and CyberNet Holding, Inc. dated as of September 3, 1996.

207. Assignment dated November 9, 1995 by American Cable Company to CyberNet Holding, L.L.C. of rights under Affiliate Agreement dated as of September 30, 1994 between American Cable Company and Cable News Network, Inc. (CNN and Headline News)

208. Assignment dated November 9, 1995 by American Cable Company to CyberNet Holding, L.L.C. of rights under Affiliate Agreement dated as of August 30, 1994 between American Cable Company and Turner Network Television
         (TNT)

209. Assignment dated November 9, 1995 by American Cable Company to CyberNet Holding, L.L.C. of rights under Affiliate Agreement dated as of July 27, 1992 between American Cable Company and Cartoon Network (Cartoon Network)

210. Assignment dated November 9, 1995 by American Cable Company to CyberNet Holding, L.L.C. of rights under Affiliate Agreement dated as of March 1, 1994 between American Cable Company and Turner Classic Movies, Inc. (Turner Classic Movies)


211. Right of Entry Agreement dated as of September 1, 1998 between Enterprise Mill, LLC and KNOLOGY of Augusta, Inc.

212. Cable Television and Telephone Services Agreement dated as of October 15, 1998 between Bailey Investment Company and KNOLOGY of Augusta, Inc.


213. Memorandum of Agreement and Easement dated as of September 10, 1998 between CP Limited Partnership d/b/a Saddlebrook and KNOLOGY of Charleston, Inc.

214. Ordinance No. 1751 dated September 22, 1998 adopted by the city of Panama City, Florida.

215. Ordinance No. 1753 dated September 22, 1998 adopted by the city of Panama City, Florida.

216. Ordinance No. 1754 dated September 22, 1998 adopted by the city of Panama City, Florida.

217. Ordinance No. 1756 dated October 13, 1998 adopted by the city of Panama City, Florida.

218. Form of Change Order dated October 16, 1998 to "Agreement for Construction Work dated July 3, 1998 between KNOLOGY Holdings, Inc. and C.M. Hurd, Inc. (Columbus, Georgia).

219. License Agreement for Rights of Way (Row), Conduits, and Pole Attachments, dated March 3, 1998 between BellSouth Telecommunications, Inc. and KNOLOGY Holdings, Inc.

                          NETWORK AGREEMENTS - PART II

Note: Some or all of the following agreements may be duplicative of agreements listed in Part I

CABLE PROGRAMMERS
CORPORATE
Affiliate Agreement to Arts and Entertainment Network
License Agreement between American Movie Classics Company and Cybernet
     Holdings, Inc.
Agreement dated August 10, 1998 between Bravo Company and KNOLOGY Holdings, Inc. Affiliation Agreement between DMX Inc. and KNOLOGY Holdings, Inc.
Verification of eligibility for KNOLOGY Holdings, Inc. and Encore Media
     Group LLC.
ESPN between ESPN, Inc. and KNOLOGY Holdings, Inc.
Affiliation Agreement between KNOLOGY Holdings, Inc. and Home Box Office
Headend in the Sky Programming Transport Agreement
Programming Transport Agreement between KNOLOGY Holdings, Inc. and National
      Digital Television Center, Inc.
Affiliation Agreement between Home Shopping Club, Inc. and
Cybernet Holding, Inc.
Affiliation Agreement between Nick At Nite's TV Land and KNOLOGY Holdings, Inc. Affiliation Agreement between National Cable Television Cooperative, Inc.
     and KNOLOGY Holdings, Inc.
Agreement between Romance Classics and Cybernet Holdings, Inc.
Affiliation Agreement between Charter Spice Networks and KNOLOGY Holdings, Inc. Affiliate Agreement for SportsSouth Network and Cybernet Holding, Inc. Non-disclosure Agreement between United Video Network Sales and
     KNOLOGY Holdings, Inc.
UVTV/WGN Satellite Transmission Service Agreement and CyberNet Holdings, Inc. Affiliate Agreement between the Weather Channel, Inc. (TWC) and
      KNOLOGY Holdings, Inc.

COLUMBUS
Affiliate Agreement between Arts and Entertainment Network and
     CyberNet Holding LLC
Retransmission Consent Agreement between Aflac Broadcast Partners, WTVM and
     American Cable Company Partnership
Charter Affiliate Agreement between CyberNet Holding, Inc. and American Cable
     c/o CyberNet
Affiliation Agreement for Cable News Network with American Cable Co
     Partnership
Affiliate Agreement for HeadLine News and American Cable Co. Partnership Contractual Agreement between CNBC, Inc. and American Cable Management
The Disney Channel Affiliation Agreement with American Cable Company,
     Partnership
Affiliation Agreement between ESPN, INC and American Cable Management Part. Agreement between Eternal Ward Television Network, Inc. and
     American Cable Company
Affiliate Agreement between TNN and American Cable Management
Affiliation Agreement ICN Enterprises and American Cable
Retransmission Agreement between Lewis Broadcasting Corporation and American
     Cable Co.
Letter of Acceptance with Prevue networks, Inc and CyberNet Holding, Inc. Affiliation Agreement between QVC/Q2 and KNOLOGY Holdings, Inc. Columbus Retransmission Consent Agreement between Spartan Communications, Inc and
     CyberNet d/b/a American Cable
Retransmission Agreement with WRBL and American Cable
Affiliation Agreement with Turner Network Television and American Cable
     Co. Partnership
Affiliation Agreement between USA Networks and Cable American Cable Company Partnership

MONTGOMERY

Distributor Agreement between Cable News Network, Inc, and Montgomery Cable
     Vision & Entertainment, Inc.
Affiliation Agreement ESPN Inc and Montgomery Cablevision & Entertainment, Inc. Executed Contract for Montgomery Cablevision and Entertainment Inc.
Affiliation Agreement with Disney Channel and Montgomery Cablevision and
     Entertainment, Inc.
Flix Service Agreement between ShowTime Networks, Inc. and Montgomery
     Cablevision.

Affiliation Agreement between Home Shopping Club, Inc. and CyberNet
     Holding, Inc.
Affiliation Agreement between Lifetime and Cybernet Holdings, Inc.
Service Agreement between Prevue Networks, Inc and Montgomery Cablevision and
      Entertainment, Inc.
Preliminary Agreement between The Box Worldwide, Inc, and Montgomery Cablevision and Entertainment, Inc.
Affiliation Agreement between The USA Network Service and Montgomery
     Cablevision and Entertainment, Inc.
Retransmission Consent Agreement between WCOV-TV20 and CyberNet Holding, Inc. America's Talking Agreement between Turner broadcasting's Cable News Network and Headline News and Montgomery Cablevision
License Agreement between Country Music Television, Inc, and Montgomery
     Cablevision and Entertainment, Inc.
Affiliation Agreement between CNBC and America's Talking and Montgomery
     Cablevision and Entertainment, Inc.
Affiliation Agreement with The Disney Channel and Montgomery Cablevision

PANAMA CITY (BEACH CABLE)

Affiliation Agreement between Hearst/ABC/NBC and Beach Cable, Inc.
Affiliate Agreement between Animal Planet and Beach Cable
Affiliate Agreement between Cable News Network, Inc, and Beach Cable, Inc. Affiliate Agreement between Headline News and Beach Cable, Inc.
Affiliate Agreement between the Cartoon Network and Beach Cable, Inc. Affiliation Agreement between CNBC Inc and Beach Cable, Inc.
Affiliation Agreement between Comedy Central and Beach Cable, Inc.
Affiliation Agreement Between Courtroom Television Network and Beach
     Cable, Inc.
Affiliate Renewal Agreement between Discovery Channel and Beach Cable, Inc. Affiliation Agreement between The Disney Channel and Beach Cable, Inc. Affiliation Agreement between Cable Television Network and Beach Cable, Inc. Affiliation Letter Agreement between Encore Media Corporation and Beach Cable,
     Inc.
Affiliation Agreement between ESPN2 and Beach Cable, Inc.
Affiliate Agreement between Flix Service Agreement and Beach Cable, Inc. Affiliate Agreement between The Golf Channel and Beach Cable, Inc.
Affiliate and Retransmission Agreement between HGTV/MSO and Beach Cable, Inc. HBO Service
Affiliation Agreement between Home Box Office and Beach Cable
Cinemax Service Affiliation Agreement between Home Box Office and
     Beach Cable
Affiliation Agreement between Home Shopping Club, Inc., and Beach Cable, Inc. Affiliation Agreement between International Cablecasting Technologies Inc. and
     Beach Cable, Inc.
Affiliation Agreement between National Cable Satellite Corporation and
     Beach Cable, Inc.
Affiliate Renewal Agreement between Discovery Communications, Inc. and Beach
     Cable, Inc.
Affiliation Agreement between Lifetime Entertainment Services and Beach
     Cable, Inc.
Affiliation Agreement between MSNBC Cable and Beach Cable, Inc.
Affiliate Agreement between Opryland USA Inc, and Beach Cable Inc.
Affiliate Agreement between Nick at Nite's TV Land Co, MTV Networks and beach Cable, Inc.
Affiliation Agreement between Outdoor Life Network and Speedvision and Beach Cable, Inc.
System Service Agreement between Prevue Networks, Inc. and Beach Cable, Inc. Affiliation Agreement between QVC Network Inc. and Beach Cable, Inc. Affiliation Agreement between STT Video Partners and Beach Cable, Inc.
Service Agreement between ShowTime networks Sales and Marketing and Beach
     Cable, Inc.
ShowTime Service Agreement between ShowTime Networks Sales and Marketing and Beach Cable, Inc.
Five Year Service Agreement between Southern Satellite Systems, Inc. and
      Beach Cable, Inc.
Agreement between Beach Cable and Sports Channel Florida Associates Affiliation Agreement between Sunshine Network and Beach Cable, Inc.
Affiliate Agreement for TBS Superstation between Turner Network Sales, Inc and Beach Cable, Inc.
Affiliate Agreement between Television food Network and Beach Cable Affiliation Agreement between The Travel, Inc and Beach Cable, Inc.

Affiliate Agreement for Turner Network Television Inc. and Beach Cable, Inc. Affiliate Agreement for Turner Classic Movies Inc, and Beach Cable, Inc. Transmission Service Agreement between United Video and Beach Cable, Inc. Affiliate Agreement for Cable Exhibition between USA Networks and Beach
     Cable, Inc.
Affiliation Agreement between The Weather Channel, Inc. and Beach Cable, Inc. Affiliation Agreement between Z Music, Inc and Beach Cable, Inc.
Letter of Proposal pertaining to Playboy TV and AdulTVision Carriage by KNOLOGY
     Holdings, Inc.
Knowledge TV Launch Incentive
Affiliate Agreement between Great American Country and Beach Cable, Inc.


PROVISION OF SERVICE AGREEMENTS

AUGUSTA

Cable Televisions and Telephone Services Agreement between Bailey Investment
     Company and KNOLOGY of Augusta, Inc.

CHARLESTON

Agreement between CP Limited Partnership, Saddlebrook and KNOLOGY of
     Charleston, Inc.

CORPORATE

Cable Television and Telephone Service Agreement between Azalea Hills Apts. And
     KNOLOGY Holdings, Inc
Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and Cloverland
     Apartments
Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and Festival
     Apartments
Cable Television and Telephone Service Agreement between Foshee Builders, Inc.
     and KNOLOGY Holdings, Inc.
Services Agreement between Hinson Properties and KNOLOGY Holdings, Inc.
Services Agreement between Irving Winter Co. Inc. and KNOLOGY Holdings, Inc Right of Entry Agreement between Lake forest Trailer Park, Inc and
     KNOLOGY Holdings, Inc
Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and Lynwood Terrace. Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and March
     Management Co.
Right of Entry Agreement between Narrow Lane Villa, and KNOLOGY Holdings, Inc. Cable and Telephone Services Agreement between The Parker Development Company and KNOLOGY Holdings, Inc.
Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and Ray M.
     Wright Inc.
Right of Entry Agreement between Mr. Thomas Irvin, and KNOLOGY Holdings, Inc. Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and Shady Oaks
     Apartments
Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and Sunvil, Inc. Right of Entry Agreement between Turman Realty and KNOLOGY Holdings, Inc.
Right of Entry Agreement between Caches Apartments and KNOLOGY Holdings, Inc. Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and Wesley Gardens Right of Entry Agreement between Colonial Properties and KNOLOGY Holdings, Inc. Doctor's Hospital Service Agreement between KNOLOGY Holdings, Inc. and
     Columbia Doctors Hospital.
Right of Entry Agreement between Narrow Lane Villa and KNOLOGY Holdings, Inc. Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and Shady
     Oaks Apartments
Right of Entry Agreement between Vaughn Halcyon LLC Corporation of Peppertree
     Center an KNOLOGY Holdings, Inc.
Right of Entry Agreement between Caches Apartments and KNOLOGY Holdings, Inc.

COLUMBUS

Cable Television and Telephone Agreement between the Argus Group and KNOLOGY of
     Columbus, Inc.
Cable Television and Telephone Agreement between Country Club Properties and
     KNOLOGY of Columbus, Inc.

Cable Televisions and Telephone Agreement between Columbus Properties LTD and
     KNOLOGY of Columbus, Inc.
Multi-Unit Services Agreement between KNOLOGY Holdings, Inc. and Efficiency
     Lodge of Columbus, Inc.
Multi-Unit Service Agreement between American Cable Company Partnership and
     Homer Garner.
Cable Television and Telephone Services Agreement between Huckleberry
     Hill, LTD and KNOLOGY of Columbus, Inc.
Cable Television and Telephone Services Agreement between Mccorlew Realty Inc.
      and KNOLOGY of Columbus, Inc.
Cable Television and Telephone Services Agreement between Mid-America Apartment
      Communities, Inc. and KNOLOGY of Columbus, Inc.
Cable Television and Telephone Services Agreement between Oak Hill
     Associates, d.b.a. Oak Hill Mobile Home Park and KNOLOGY of Columbus, Inc. Cable Television and Telephone Services Agreement between Redding
     Rentals, LTD and KNOLOGY of Columbus, Inc.
Cable Television and Telephone Services Agreement between Dexter Smith and
     KNOLOGY of Columbus, Inc.
Cable Television and Telephone Services Agreement between Southgate, Inc. and
     KNOLOGY of Columbus, Inc.
Multi-Unit Service Agreement between American Cable Company Partnership and Mr. Wetherington.
Multiple Unit Service Agreement between American Cable Company Partnership and Country Club Properties, Inc.
Right of Entry Agreement between Lake Forest Trailer Park, Inc. and KNOLOGY
     Holding, Inc.
Right of Entry Agreement between Turman Realty and KNOLOGY Holding, Inc.
Bulk Rate Multiple Unit between Parker Development and KNOLOGY Holdings, Inc. Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and
     Ray M. Wright Inc.
Cable Television and Telephone Service Agreement between WLB, LLC, and
     KNOLOGY of Columbus, Inc,

PROVISION OF SERVICES
MONTGOMERY

Standard Commercial Agreement between Montgomery Cable Vision and
     Entertainment, Inc. and Alabama Inns Associates.
Cable Television Services Agreement between KNOLOGY in Montgomery and Alabama
      State University of Montgomery, AL.
Right of Entry Agreement between Bell Station Apartments and Montgomery Cable
     Vision and Entertainment, Inc.
Cable Television and Telephone Service Agreement between Bell Station
     Associates, LTD and KNOLOGY of Montgomery, Inc.
Cable Television and Telephone Service Agreement between Bonnie Crest
     Company and KNOLOGY of Montgomery, Inc.
Cable Television and Telephone Service Agreement between Montgomery Cablevision and Entertainment, Inc. and Bragg Development CO Inc.
Cable Television and Telephone Service Agreement between Montgomery Cablevision and Entertainment Inc. and Born Toaks United a limited partnership.
Cable Television and Telephone Service Agreement between Coliseum Properties and KNOLOGY of Montgomery, Inc.
Right of Entry Agreement between Carriage Hills Apartments of Montgomery and
     Montgomery Cablevision and Entertainment, Inc.
Cable Television and Telephone Services Agreement between Montgomery Cablevision and Entertainment Inc. and C&E Enterprise.
Agreement for Attachments between Central Alabama Electric Cooperative and
     KNOLOGY Holding Inc.
Pole Attachment Bond between KNOLOGY Holdings, Inc. and Pacific Insurance
     Company.
Right of Entry between Jonean Deal and Eagle Landing.
Standard Commercial Agreement between Montgomery Cablevision and
     Entertainment, Inc. and Eastern Bypass Inns, LTD
Right of Entry between Montgomery Cablevision and Entertainment and Eagle
     Landing Apartment Complex
Bulk Cable Communications Service and Access Agreement between Montgomery
     Cablevision and Entertainment Inc. and Foshee Builders Inc.

Cable Television Service Agreement between Montgomery Cablevision and
     Entertainment and Foxcroft.
Cable Television Service Agreement between Montgomery Cablevision and
     Entertainment Inc, and Hillwood Apartments
Service Agreement between International Computer Systems, Inc. and Montgomery
     Cablevision
Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and March Management
     Company
Cable Television and Telephone Services Agreement between Mark Montgomery
      Associates, LTD and KNOLOGY of Montgomery, Inc.
Cable Television and Telephone Services Agreement between Robert Monday and
     KNOLOGY of Montgomery, Inc.
Cable Television and Telephone Services Agreement between Mid-America Apartments
     Communities, Inc. and KNOLOGY of Montgomery, Inc.
Service Agreements between KNOLOGY Holdings, Inc. and Montgomery Alabama Hotel
     Limited Partnership
Multiple-Unit Agreement between Montgomery Motel Associates Montgomery Day Inn and Montgomery Cablevision and Entertainment, Inc.
Right of Entry Agreement between Palmer Construction and Montgomery Cablevision and Entertainment, Inc.
Cable Television and Telephone Service Agreement between Narrow Lane, LTD
     Narrow Lane Apartments and KNOLOGY of Montgomery, Inc.
Multi-Unit Service Agreement between KNOLOGY Holding Inc. and Park Towne
     Apartments LTD
Bulk Rate Multiple-Unit between Parker Development Company and KNOLOGY
     Holdings, Inc.
Non-Exclusive Cable Television and Telephone Services Agreement between
     Harry H. Shugart and KNOLOGY of Montgomery, Inc.
Cable Television Services Agreement between Montgomery Cablevision and
     Entertainment Inc. and Stratford Village Realty Trust
Cable Television and Telephone Service Agreement between Three Flags
     Apartments LLC and KNOLOGY Holdings, Inc.
Right of Entry Agreement between Turtle Place Apartments and KNOLOGY
Cable Television and Telephone Services Agreement between UDRT of Alabama Inc.
     and KNOLOGY of Montgomery, Inc.
Memorandum of Agreement between UDRT of Alabama and KNOLOGY of Montgomery Service and Access Agreement between Montgomery Cablevision and
    Entertainment, Inc. and USA Hotel Corporation
Right of Entry between Vaughn Pointe Apartments and Montgomery Cablevision and
     Entertainment, Inc.
Multi-Unit Service Agreement between KNOLOGY Holdings, Inc. and Wesley Gardens Service Agreement between CP Limited Partnership Woodland Hills and
     KNOLOGY of Montgomery, Inc.

PROVISION OF SERVICE
PANAMA CITY

Service Subscription Agreement between Lollye on the Beach and Beach Cable Inc. Installation and Service Subscription Agreement between Mariner West Owners
     Assoc. Inc. and Beach Cable, Inc.
Installation and Service Subscription Agreement between Dan McDonald and
     Beach Cable Inc.
Installation and Service Subscription Agreement between McKenzie Inn and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Michael R. Means and
     Beach Cable Inc.
Cable Television and Telephone Services Agreement between Mid-America and
     KNOLOGY of Panama City, Inc.
Installation and Service Subscription Agreement between Miracle Strip
     Beach Motel and Beach Cable, Inc.
Installation and Service Subscription Agreement between Misty Harbour
     Condominiums and Beach Cable Inc.
Installation and Service Subscription Agreement between Nautical Watch
     Homeowners Assoc.
Installation and Service Subscription Agreement between Beach Cable, Inc.
     and Nautilus Condominiums Homeowners Asso.
Installation and Service Subscription Agreement between Diane and Michael Nix Installation and Service Subscription Agreement between Ospray Hotel and Beach
     Cable Inc.
Installation and Service Subscription Agreement between Oxygen Zone Motel Inc.
     and KNOLOGY of Bay County Inc.

Installation and Service Subscription Agreement between The Palms Homeowners
     Association and Beach Cable Inc.
Installation and Service Subscription Agreement between Panama Palms Inc.
     and Beach Cable Inc.
Installation and Service Subscription Agreement between Parson's Place and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Raj. Patel and
     Beach Cable Inc.
Installation and Service Subscription Agreement between PCB Properties and
     Beach Cable Inc.
Installation and Service Subscription Agreements between Peachtree Place Inc.
     and Beach Cable Inc.
Installation and Service Subscription Agreements between Peachtree Place I
     Homeowners Association and Beach Cable Inc.
Installation and Services Subscription Agreements between Pier 99 Beachfront
     Motel and Beach Cable Inc.
Installation and Service Subscription Agreements between Polynesian Village and Beach Cable Inc.
Installation and Service Subscription Agreements between Port of Call Motel and Beach Cable Inc.
Installation and Service Subscription Agreements between Ramsgate Harbour
     Condos Homeowners Assoc. and Beach Cable Inc.
Installation and Service Subscription Agreement between The Reef Motel and Beach Cable Inc.
Installation and Service Subscription Agreement between Regency Towers Owners
     Assn. and Beach Cable Inc.
Installation and Service Subscription Agreement between Reynolds Cottages and Beach Cable Inc.
Installation and Service Subscription Agreement between Rick Hughes and
     Howard Cox Inc. d.b.a. Palmetto Court Motel and Beach Cable Inc. Installation and Service Subscription Agreement between RI Panama City, LTD and Beach Cable Inc.
Installation and Service Subscription Agreement between Sandpiper Villas
     Condominiums and Beach Cable Inc.
Installation and Service Subscription Agreement between Sands of Laguna and
     Beach Cable Inc.
Installation and Service Subscription Agreement between B.J. Schmertmann and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Sea Starr Inn and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Sidney L. Cowgill and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Siesta Motel and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Skyway Motel and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Mr. Dennis Smith and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Spain Apartments and
     Cottages and Beach Cable Inc.
Installation and Service Subscription Agreement between Sugar Beach and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Sugar Sands Motel and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Summer Breeze Inn Inc.
     and Beach Cable Inc.
Installation and Service Subscription Agreement between Summer House Of
     P.C. Assn. Inc. and Beach Cable Inc.
Installation and Service Subscription Agreement between The Summit Owners
     Association Inc. and Beach Cable Inc.
Installation and Service Subscription Agreement between Sun Dial Motel and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Surf High Inn Inc.
     and Beach Cable Inc.
Service Agreement between John S. Tilley and KNOLOGY of Panama City Inc. Installation and Service Subscription Agreement between Tradewinds of Bay
     County Inc. and KNOLOGY of Panama City Inc.
Installation and Service Subscription Agreement between Twin Palms Motel of PCB Inc. and Beach Cable Inc.
Installation and Service Subscription Agreement between John and/or Sandra
     Vann and Beach Cable Inc.
Installation and Service Subscription Agreement between Vero Mar
     Development LTD. and Beach Cable Inc.
Installation and Service Subscription Agreement between Beach Cable Inc. and
     Villas Bahama West Homeowners Assoc.
Installation and Service Subscription Agreement between Wendwood Condominiums and Beach Cable Inc.
Installation and Service Subscription Agreement between John Williams and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Admiral Imperial and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Altan's Beach Motel and Beach Cable Inc.
Installation and Service Subscription Agreement between American Valley of
     Panama City LTD and Beach Cable Inc.
Installation and Service Subscription Agreement between Arquette
     Development Inc. and Beach Cable Inc.
Installation and Service Subscription Agreement between Patsy Badham and
     Beach Cable Inc.
Cable Television Easement Agreement between Bayside Partnership and
     Beach Cable Inc.

Installation and Service Subscription Agreement between Beachcomber by the
     Sea Inc. and KNOLOGY of Bay County Inc.
Installation and Service Subscription Agreement between Beachtime Cottages and Beach Cable Inc.
Installation and Service Subscription Agreement between Bennett's Reef Inc.
     and Beach Cable Inc.
Installation and Service Subscription Agreement between Blue Water Town Houses
     Assoc. and Beach Cable Inc.
Installation and Service Subscription Agreement between Bright Starr Motel and Beach Cable Inc.
Installation and Service Subscription Agreement between Catalina Court and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Coconut Grove Inn. Inc.
     and Beach Cable Inc.
Installation and Service Subscription Agreement between Mr. Travis Cosby and Beach Cable Inc.
Services Agreement between Big "D" Inc. and KNOLOGY of Panama City Inc. Installation and Service Subscription Agreement between Mr. Bob Dalton and
     Beach Cable Inc.
Installation and Service Subscription Agreement Mitch Dever, BBA Big D Inc.
     and Beach Cable Inc.
Installation and Service Subscription Agreement between Dockside North
     Condominiums and Beach Cable Inc.
Installation and Service Subscription Agreement between Driftwood Lodge and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Edge Water
     Construction and Beach Cable Inc.
Installation and Service Subscription Agreement between El Centro Condo
     Association and Beach Cable Inc.
Installation and Service Subscription Agreement between Emerald Beach Motel and Beach Cable Inc.
Installation and Service Subscription Agreement between Emerald Coast Club and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Emerald Coast RV Park and Beach Cable Inc.
Installation and Service Subscription Agreement between Fiesta Motel and Beach
     Cable Inc.
Installation and Service Subscription Agreement between Gateway Ventures Inc.
     and Beach Cable Inc.
Installation and Service Subscription Agreement between Gemini Beach Condo and Beach Cable Inc.
Installation and Service Subscription Agreement between Georgian Terrance Motel and Beach Cable Inc.
Installation and Service Subscription Agreement between Doug Gilmore and Beach
     Cable Inc.
Installation and Exclusive Cable Provider Agreement between Beach Cable Inc. Installation and Service Subscription Agreement between Andy Gothard and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Grande Gulf Motel and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Mr. Eddie Green and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Gulf Edge Court and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Gulf Highlands Beach
     Resort Homeowners Association Inc. and Beach Cable Inc.
Installation and Service Subscription Agreement between Gulf Winds and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Wade Hamilton and Beach
     Cable Inc.
Service Agreement between Harbour's Edge Condominiums and KNOLOGY of Panama City Installation between Hilton Inc. and Beach Cable Inc.
Installation and Service Subscription Agreement between Mr. John Holloway and
     Beach Cable Inc.
Exclusive Cable Television Services Agreement between Wes Burnham and
     KNOLOGY of Panama City Inc.
Installation and Service Subscription Agreement between Hoyt Cook Jr. and
     Beach Cable Inc.
Installation and Service Subscription Agreement between Charles King and
     Beach Cable Inc.
Installation and Service Subscription Agreement between LaBrisa Inn and Beach
     Cable Inc.
Installation and Service Subscription Agreement between Laguna Beach Christian
      Retreat and Beach Cable Inc.
Installations and Service Subscription Agreement between La Valencia Beach
     Resort Owner's Association Inc. and KNOLOGY of Panama City Inc.

HUB LEASES
COLUMBUS

Lease Agreement between Samuel B. Hewitt and American Cable Company Inc. Non-Disturbance and Attornment Agreement with Mortgage between American
     Cable Company Inc. and First Alabama Bank of Columbus.
Lease Agreement B.E. Satter White and American Cable Company Inc.

MONTGOMERY

Lease Agreement between WMH Mclemore and Montgomery Cablevision and
     Entertainment
Lease Agreement between Vaughn/Taylor, LLC and Montgomery Cablevision and Entertainment

PANAMA CITY

Lease Agreement between Coulliett's Auto Mall Inc. and KNOLOGY of Panama
     City Inc.
Lease Agreement between Neil C. Jones/Assign and KNOLOGY of Panama City Inc.

EQUIPMENT AND OTHER
MONTGOMERY

Lease Agreement between Southern Boulevard Corporation and Cybemet Holding
     d/b/a/ Montgomery Cablevision and Entertainment Inc.
Equipment Lease between Baker Equipment Leasing Co. and Montgomery Cablevision and Entertainment Inc.

MISC. SERVICE AGREEMENTS
CORPORATE

Independent Contractor's Agreement is between KNOLOGY Holdings Inc.and
     Communications Cable Inc.
First Addendum to Collocation Agreement is between KNOLOGY Inc. and
     Interstate FiberNet Inc.
Master Capacity Lease is between Interstate FiberNet and CyberNet Holding Standard Terms and Conditions is between Illuminet Inc. and Agreement Customer Agreement for 800 Database Service is between Illuminet Inc. and Customer Software License Agreement is between JD Edwards and KNOLOGY Holding Inc. Lease Agreement is between Interstate Telephone Company and CyberNet
     Holding Inc.
Agreement regarding Co Delivery is between Mind Spring Enterprises Inc.
     and KNOLOGY Holding Inc.
Client Service Agreement is between International Computer Systems Inc.
     and KNOLOGY
Product Attachment between Northern Telecom Inc. and KNOLOGY Holding Inc. Executed Contract between Syntellect Inc. and KNOLOGY Holding Inc.
Contractual Agreement between Rawle Murdy Associates Inc. and KNOLOGY

CONSTRUCTION AGREEMENTS
AUGUSTA

Construction Agreement between KNOLOGY Holdings Inc. and Cable Constructors Inc. Form of Change Order Agreement between KNOLOGY Holdings Inc. and Cable
     Construction Inc.
Construction Agreement between KNOLOGY Holdings Inc. and Premier Cable
     Communications
Construction Agreements between KNOLOGY Holdings Inc. and Harrison
     Wright Co Inc.
Construction Agreements between KNOLOGY Holdings Inc. and Pratt Communications Construction Agreements between KNOLOGY Holdings Inc. and ProMark Utility
     Locators Inc.
Construction Agreements between KNOLOGY Holdings Inc. and P&T Electric Inc.

COLUMBUS

Construction Agreement between Holding Inc. and A-Com Protection Services Construction Agreement between KNOLOGY Holding Inc. and Cable
     Constructors Inc.
Construction Agreement between KNOLOGY Holdings Inc. and Colin M. Hurd Inc. Construction Agreements between KNOLOGY Holdings Inc. and Control Technologies
     Inc.
Installations Agreement between KNOLOGY Holdings Inc. and Gateway CATV
     Construction Inc.
Construction Agreement between KNOLOGY Holdings Inc. and First Coast
     Cable Construction Inc.
Construction Agreements between KNOLOGY Holdings Inc. and Lexus Cabling Corp. Installation Agreement between KNOLOGY Of Columbus Inc. and Major Cable Installation Agreement between American Cable Inc. and Professional Cable
     Installations Inc.

MONTGOMERY

Construction Agreement between KNOLOGY Holding Inc. and Cable Constructors Inc. Construction Agreement between KNOLOGY Holding Inc, and First Coast Cable
     Construction Inc.
Accordance with the Agreements for construction between Mich-Com Cable
     Services Inc. and KNOLOGY Holdings Inc.
Construction Agreement between KNOLOGY Holdings Inc. and Pratt Communications

PANAMA CITY

Construction Agreement between KNOLOGY Holding Inc. and Cable Constructors Inc. Construction Agreement between KNOLOGY Holding Inc. and Pratt Communications Construction Agreement between KNOLOGY Holding Inc. and Premier Cable
     Communications
Installation Agreement between KNOLOGY Holding Inc. and Frankie L. Tillman
     d/b/a/ Tillman Contr.
Construction Agreement between KNOLOGY Holdings Inc. and Sub Aqueous Engineering
     Services Inc.

CHARLESTON

Construction Agreements between KNOLOGY Holdings Inc. and First Coast Cable
     Construction
Construction Agreements between KNOLOGY Holding Inc. and First South Utility
     Construction

CONSTRUCTION AGREEMENTS
COLUMBUS

Installation Agreement between American Cable Inc. and Gateway CATV Contruction Construction Agreement between KNOLOGY Holdings Inc. and Professional
     Cable Installation
Agreement between KNOLOGY Of Columbus Inc. and Williams Underground Services

MONTGOMERY

Installation Agreement between KNOLOGY of Montgomery Inc. and Amerilink Corp. Installation Agreement between KNOLOGY of Montgomery Inc. and Cable Constructors

RIGHT-AWAY

COLUMBUS

License Agreement between American Cable Inc. and American Communications
     Services of Columbus Inc.
Addendum to license Agreement between American Cable Inc. and American
     Communications Services of Columbus Inc.
Pole Attachment Agreement between Georgia Power Company and American Cable
     Company
License Agreement between Bell South Communications Inc. and American Cable
     Company
Consent to Assignment between American Cable Inc. and Georgia Power

MONTGOMERY

Agreement for Attachments between Montgomery Cablevision and Entertainment Inc.
     and Alabama Power Company

License Agreement for Pole Attachments between South Central Bell Telephone
        Company and Montgomery Cablevision and Entertainment Inc.

PANAMA CITY

License Agreement between Bell South Telecommunications Inc. and Beach
     Cable Inc.
Pole Attachment Agreement between Gulf Power Company and Beach Cable Inc. Assignment Agreement between Gulf Power Company and KNOLOGY of Panama City Inc.

CHARLESTON

License Agreement between Berkeley Electric Cooperative, Inc and KNOLOGY of
     Charleston, Inc.
Facilities Transfer Agreement between South Carolina Electric and Gas Company and KNOLOGY of Charleston
Master Pole Attachment Agreement between South Carolina Electric and Gas and KNOLOGY Holdings Inc.
Network Access Agreement between SCANA Communications, Inc. and KNOLOGY

AUGUSTA

Right of Entry Agreement between Enterprise Mill LLC and KNOLOGY of Augusta Inc.

RIGHT AWAY
Georgia Power Standard Pole Agreement
SCANA

CABLE PROGRAMMING
CORPORATE

Discovery Communications Inc. Showcase Services Affiliation Agreement ESPN2 Affiliate Agreement
ESPN Inc. News Affiliate Agreement
Great American Country Launch Affiliate Agreement
Home and Garden Network Television
KNOLOGY TV Launch Affiliate Agreement
Playboy Entertainment Group Inc. Carriage Agreement
Show Time Network Service Agreement
Value Vision Enervation Inc. Carriage Agreement
Value Vision Short Form Agreement
ZDTV LLC Carriage Agreement

COLUMBUS

Country Music Television Inc.
America's Health Network Affiliate Launch
United Video Satellite Transmission Service Agreement

MONTGOMERY

Cable News Network Inc. Affiliate Agreement
ESPN Inc, Affiliation Agreement
Eternal Worlds Television Network
QVC Affiliate Agreement
Show Time Network Inc. July 9, 1990

The Movie Channel Service Agreement

CORPORATE

Interstate Office Park Agreement
Laurmest Montgomery Corp. Service Agreement
Montgomery Alabama Hotel Limited d.b.a. Days Inn
Three Flags Apartments Service Agreement
Henry Walker Right of Entree
Whisperwood Spa and Club LP Multi-Unit

COLUMBUS

Calvary Community Inc, Service Agreement
The Argus Group Garden Brook Apt. Comm.
Country Club Properties Hillcrest Apt. Service Agreement
Winthrop Apartments Service Agreement

MONTGOMERY

Cambridge Park Apartments Service Agreement
Clayton Court Service Agreement
USA Hotel Corp. Service Agreement
Hillwood Apartments and Service Agreement
Oxford Gardens and Spanish Gardens

PANAMA CITY

The Disney Channel Affiliation Agreement
Driftwood Lodge Provider Agreement
E! Entertainment Television Inc, Affiliation Agreement
Encore Media Corporation Affiliation Letter Agreement
ESPN Inc. Affiliation Agreement
ESPN News Affiliation Agreement
ESPN 2 Affiliation Agreement June 1, 1994
ESPN 2 Amendment to Affiliation Agreement
The Family Channel Affiliation Agreement
Flix Service Agreement
The Golf Channel Affiliation Agreement
Headline News Affiliation Agreement
HGTV Affiliate and Retransmission Consent
The History Channel Affiliation Agreement
Home Shopping Club Inc, Affiliation Agreement
TCT Inc. Affiliation Agreement
The Learning Channel Affiliate Renewal
Life Time Affiliation Agreement
MSNBC Affiliation Agreement
MTV Networks Affiliate Agreement
The Nashville Network Affiliate Agreement
The Television Food Network Extended Affiliate Agreement
The Travel Channel Affiliation Agreement
Turner Network Television Affiliate Agreement
Turner Classics Movies Affiliate Agreement
Turtle Lake Associates LTD Turtle Lake Service Agreement

United Transmission Service Agreement
The Weather Channel Affiliation Agreement
The Weather Channel Inc. Affiliation Agreement
The Weather Star XL Addendum Amendment
John Williams Provider Agreement
Nick at Nites TV Land Affiliate Agreement
Oxygen Zone Motel Inc, Provider Agreement
Outdoor Life Speed Vision Affiliation Agreement
Prevue Guide Channel Service Agreement
QVC Network Inc. Affiliation Agreement
Science Fiction Channel Affiliation Agreement
Summer House of P.C. Assn. Inc, Provider Agreement
Southern Satellite Systems Five Year Agreement
Sunshine Network Affiliation Agreement
TBS Superstation Affiliate Agreement
Sports Channel Affiliate Agreement
Show Time Networks Service Agreement October 10, 1994

MONTGOMERY

John Walter Stowers Site Agreement
Williams Leasing and Development Co. Construction Agreements
Hamilton Cable Inc. Construction Agreements
Construction Agreement between KNOLOGY Holdings Inc. and Hal-Tec
     Construction Inc.
Lease Agreement between Interstate Telephone Company and KNOLOGY Holding Inc. Make Ready Agreement between KNOLOGY of Columbus Inc. and ACSI Communications
     Service of Columbus
License Agreement between KNOLOGY Holdings Inc. and ITC Globe Inc.
Site Agreement between Hub G and Montgomery Cablevision and Entertainment Inc. Option and Lease Agreement between Todd Stephens Builder LLC and KNOLOGY of
     Montgomery Inc.
Collocation Agreement for Multiples Sites between Interstate FiberNet Inc.
     and [Fiber Net Inc.]
Hub Lease Agreement between Gerhard Jung and KNOLOGY of Charleston Inc. Installation Agreement between American Cable Inc. and Stevens
     Communication Inc.
Release and Indemnity Agreement NPAC/SMS User Agreement between and by
     KNOLOGY Holdings Inc.
Master Service Agreement and Illuminate LPN Service Order Administrator Exclusive Cable Television Service Agreement between Couch Family Trust and
     KNOLOGY of PC Cable Television and Telephone Service Agreement
     La Femme Inc. KNOLOGY of Montgomery
Service Agreement between Regency Towers Owners Association and KNOLOGY of
     Panama City
Service Agreement between Lowell E. Mix and KNOLOGY of Panama City Inc.
Service Agreement between Ridgeway Rentals and KNOLOGY of Charleston Inc.
Lease Agreement between Southern Company Services Inc. and KNOLOGY Holding Inc.

                              SCHEDULE 6. 1 (w)(x)
                           NOTICES OF RATE REGULATION

None.

                                  SCHEDULE 10.3
                                 EXISTING LIENS



1 . Colonial South Corp. assigned to Southtrust Bank of Charleston, N.A. its interest in and to certain Leased Equipment of TTE, Inc., South Carolina Secretary of State UCC filing #135153B, dated December 17, 1993.

2. Colonial South Corp. assigned to Southtrust Bank of Charleston, N.A. its interest in and to certain Leased Equipment of TTE, Inc., South Carolina Secretary of State UCC filing #133602A, dated February 4, 1994.

                                  Schedule 10.4
                  EXISTING LOANS, ADVANCES AND INVESTMENTS(3)




                                        Employee
                                       Advances/Loans            Investments
                                       --------------            -----------


Knology Holdings                       $ 3,400                   885,000 (1)(2)
Knology of Montgomery                   15,500                      None
Knology of Columbus                      1,000                      None
Knology of Panama City                   4,500                      None
Knology of Charleston                    3,000                      None
Knology of Augusta                         200                      None
Knology of Huntsville                   12,500                      None
Knology of TTE                           1,000                      None
Knology of Baton Rouge                    None                      None
Knology of Alabama                        None                      None
Knology of Florida                        None                      None
Knology of Georgia                        None                      None
Knology of Louisiana                      None                      None
Knology of South Carolina                 None                      None
Knology of Tennessee                      None                      None



(1) Consisting of $60,000 co-ownership of Corporate jet, $825,000 investment in ClearSource
(2) Excludes commitment to fund additional S4,250,000 investment in ClearSource, existing at closing and agreed to by the Lenders under Section 10.4(b) of Credit Agreement
(3) Excludes intercompany investments between Loan Parties allowed under
    Section 10.4(b) of Credit Agreement and prepaids and similar deposits allowed under Section 10.4(f) of Credit Agreement